                                                                    Exhibit 10.1

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                      DANKA OFFICE IMAGING COMPANY, and
                             DANKA HOLDING COMPANY,

                                  as Borrowers


                           DANKA BUSINESS SYSTEMS PLC,

                                 as a Guarantor
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                           LOAN AND SECURITY AGREEMENT

                               Dated: July 1, 2003

                                 $50,000,000.00


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                           THE FINANCIAL INSTITUTIONS
                   PARTY HERETO FROM TIME TO TIME, as Lenders

                                       and

                       FLEET CAPITAL CORPORATION, as Agent

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

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Section 1.  CREDIT FACILITIES..................................................1

     1.1.   Revolver Commitment................................................2
     1.2.   Reserved...........................................................3
     1.3.   LC Facility........................................................3

Section 2.  INTEREST, FEES AND CHARGES.........................................8

     2.1.   Interest...........................................................8
     2.2.   Fees..............................................................10
     2.3.   Computation of Interest and Fees..................................11
     2.4.   Reimbursement Obligations.........................................11
     2.5.   Bank Charges......................................................12
     2.6.   Illegality........................................................13
     2.7.   Increased Costs...................................................13
     2.8.   Capital Adequacy..................................................14
     2.9.   Mitigation........................................................15
     2.10.  Funding Losses....................................................15
     2.11.  Maximum Interest..................................................16

Section 3.  LOAN ADMINISTRATION...............................................17

     3.1.   Manner of Borrowing and Funding Revolver Loans....................17
     3.2.   Defaulting Lender.................................................20
     3.3.   Special Provisions Governing LIBOR Loans..........................21
     3.5.   All Loans to Constitute One Obligation............................22

Section 4.  PAYMENTS..........................................................22

     4.1.   General Payment Provisions........................................22
     4.2.   Repayment of Revolver Loans.......................................22
     4.3.   Reserved..........................................................23
     4.4.   Payment of Other Obligations......................................23
     4.5.   Marshaling; Payments Set Aside....................................23
     4.6.   Agent's Allocation of Payments and Collections....................24
     4.7.   Application of Payments and Collateral Proceeds...................24
     4.8.   Loan Accounts; the Register; Account Stated.......................25
     4.9.   Gross Up for Taxes................................................25
     4.10.  Withholding Tax Documentation.....................................26

Section 5.  TERM AND TERMINATION OF COMMITMENTS...............................28

     5.1.   Term of Commitments...............................................28
     5.2.   Termination.......................................................28

Section 6.  COLLATERAL........................................................29

     6.1.   Grant of Security Interest........................................29
     6.2.   Lien on Deposit Accounts..........................................30
     6.3.   Other Collateral..................................................30
     6.4.   No Assumption of Liability........................................31
     6.5.   Lien Perfection; Further Assurances...............................31
     6.6.   Exclusions from Collateral........................................32

Section 7.  COLLATERAL ADMINISTRATION.........................................32

     7.1.   General Provisions................................................32
     7.2.   Administration of Receivables.....................................34
     7.3.   Administration of Inventory.......................................35
     7.4.   Borrowing Base Certificates.......................................36

Section 8.  REPRESENTATIONS AND WARRANTIES....................................36

     8.1.   General Representations and Warranties............................36
     8.2.   Reaffirmation of Representations and Warranties...................41
     8.3.   Survival of Representations and Warranties........................41

Section 9.  COVENANTS AND CONTINUING AGREEMENTS...............................41

     9.1.   Affirmative Covenants.............................................41
     9.2.   Negative Covenants................................................45

Section 10. CONDITIONS........................................................50
     10.1.  Conditions Precedent to Initial Credit Extensions.................50
     10.2.  Conditions Precedent to All Credit Extensions.....................52
     10.3.  Inapplicability of Conditions.....................................52
     10.4.  Limited Waiver of Conditions Precedent............................53
     10.5.  Post-Closing Conditions...........................................53

Section 11. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT.................53

     11.1.  Events of Default.................................................53
     11.2.  Acceleration of Obligations; Termination of Commitments...........55
     11.3.  Other Remedies....................................................56
     11.4.  Setoff............................................................57
     11.5.  Remedies Cumulative; No Waiver....................................57

Section 12. AGENT.............................................................58

     12.1.  Appointment, Authority and Duties of Agent........................58
     12.2.  Agreements Regarding Collateral and Examination Reports...........60
     12.3.  Reliance By Agent.................................................61
     12.4.  Action Upon Default...............................................61
     12.5.  Ratable Sharing...................................................61
     12.6.  Indemnification of Agent Indemnitees..............................62
     12.7.  Limitation on Responsibilities of Agent...........................63
     12.8.  Successor Agent and Co-Agents.....................................63
     12.9.  Consents, Amendments and Waivers..................................64
     12.10. Due Diligence and Non-Reliance....................................65
     12.11. Representations and Warranties of Lenders.........................66
     12.12. The Required Lenders..............................................66
     12.13. Several Obligations...............................................66
     12.14. Agent in its Individual Capacity..................................66
     12.15. No Third Party Beneficiaries......................................67
     12.16. Notice of Transfer................................................67
     12.17. Replacement of Certain Lenders....................................67
     12.18. Remittance of Payments and Collections............................67

Section 13. BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS..............68

     13.1.  Successors and Assigns............................................68
     13.2.  Participations....................................................68
     13.3.  Assignments.......................................................69
     13.4.  Tax Treatment.....................................................70

Section 14. MISCELLANEOUS.....................................................70

     14.1.  Power of Attorney.................................................70
     14.2.  General Indemnity.................................................71
     14.3.  Survival of All Indemnities.......................................71
     14.4.  Modification of Agreement.........................................71
     14.5.  Severability......................................................72
     14.6.  Cumulative Effect; Conflict of Terms..............................72
     14.7.  Execution in Counterparts.........................................72
     14.8.  Consent...........................................................72
     14.9.  Notices...........................................................72

     14.10. Performance of Borrowers' Obligations.............................72
     14.11. Credit Inquiries..................................................73
     14.12. Time of Essence...................................................73
     14.13. Indulgences Not Waivers...........................................73
     14.14. Entire Agreement; Appendix A, Exhibits and Schedules..............73
     14.15. Interpretation....................................................73
     14.16. Obligations of Lenders Several....................................73
     14.17. Confidentiality...................................................73
     14.18. Disclosure........................................................74
     14.19. Senior Debt.......................................................74
     14.20. PLC as a Party to This Agreement..................................74
     14.21. Judgment Currency.................................................74
     14.22. Governing Law; Consent to Forum...................................75
     14.23. DOIC as Agent for Service of Process..............................75
     14.24. Specific Waivers..................................................75

                         LIST OF EXHIBITS AND SCHEDULES
                         ------------------------------

Exhibit A   Form of Revolver Note
Exhibit B   [Reserved]
Exhibit C   Form of Notice of Conversion/Continuation
Exhibit D   Form of Notice of Borrowing
Exhibit E   Form of Compliance Certificate
Exhibit F   Form of Opinion Contents
Exhibit G   Form of Assignment and Acceptance
Exhibit H   Form of Notice
Exhibit I   Letter of Credit Procurement Request

Schedule 7.1.1    Borrowers' Business Locations
Schedule 7.1.2    Borrowers' Insurance
Schedule 8.1.1 Jurisdictions in which Borrowers and each Subsidiary is Authorized to do Business
Schedule 8.1.4    Capital Structure of Borrowers
Schedule 8.1.5    Corporate Names
Schedule 8.1.12   Surety Obligations
Schedule 8.1.13   Tax Identification Numbers of Borrowers and Subsidiaries
Schedule 8.1.15   Patents, Trademarks, Copyrights and Licenses
Schedule 8.1.18 Contracts Restricting Borrowers' Right to Incur Debts; Surety Obligations
Schedule 8.1.19   Litigation
Schedule 8.1.21   Capitalized and Operating Leases
Schedule 8.1.22   Pension Plans
Schedule 8.1.24   Labor Contracts
Schedule 9.2.5    Permitted Liens
Schedule 9.2.8    Restrictions on Upstream Payments

                                                               SIGNATURE VERSION

                          LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT is made on July 1, 2003, by and among DANKA OFFICE IMAGING COMPANY ("DOIC"), a Delaware corporation with its chief executive office and principal place of business at 11201 Danka Circle North, St. Petersburg, Florida 33716; and DANKA HOLDING COMPANY ("Holding"), a Delaware corporation with its chief executive office and principal place of business at 11201 Danka Circle North, St. Petersburg, Florida 33716 (DOIC, and Holding being referred to collectively as "Borrowers," and individually as a "Borrower"); DANKA BUSINESS SYSTEMS PLC (individually and in its capacity as a guarantor, "PLC"), a public limited company organized under the laws of England and Wales with its chief executive office and principal place of business at Masters House, 107 Hammersmith Road, London W140QH England; the various financial institutions listed on the signature pages hereof and their respective successors and permitted assigns which become "Lenders" as provided herein; and FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at 300 Galleria Parkway, Suite 800, Atlanta, Georgia 30339, in its capacity as collateral and administrative agent for the Lenders pursuant to Section 12 hereof (together with its successors in such capacity, "Agent"). Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions.

                                    Recitals:
                                    --------

     Each Borrower has requested that Lenders make available a revolving credit facility to Borrowers, which shall be used by Borrowers to finance their mutual and collective enterprise of providing office imaging equipment, document solutions and related services and supplies. In order to utilize the financial powers of each Borrower in the most efficient and economical manner, and in order to facilitate the financing of each Borrower's needs, Lenders will, at the request of either Borrower, make loans to all Borrowers under the revolving credit facility on a combined basis and in accordance with the provisions hereinafter set forth. Borrowers' business is a mutual and collective enterprise and Borrowers believe that the consolidation of all revolving credit loans under this Agreement will enhance the aggregate borrowing powers of each Borrower and ease the administration of their revolving credit loan relationship with Lenders, all to the mutual advantage of Borrowers. Lenders' willingness to extend credit to Borrowers and to administer each Borrower's collateral security therefor, on a combined basis as more fully set forth in this Agreement, is done solely as an accommodation to Borrowers and at Borrowers' request in furtherance of Borrowers' mutual and collective enterprise.

     Each Borrower has agreed to guarantee the obligations of the other Borrower under this Agreement and each of the other Loan Documents.

     NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the parties hereto hereby agree as follows:

SECTION 1. CREDIT FACILITIES

     Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lenders severally agree to the extent and in the manner hereinafter set forth to make their respective Pro Rata shares of the Commitments available to Borrowers, in an aggregate amount up to $50,000,000, as follows:

     1.1.  Revolver Commitment.

           1.1.1. Revolver Loans. Each Lender agrees, severally to the extent of its Revolver Commitment and not jointly with the other Lenders, upon the terms and subject to the conditions set forth herein, to make Revolver Loans to Borrowers on any Business Day during the period from the Closing Date through the Business Day before the last day of the Term, not to exceed in aggregate principal amount outstanding at any time such Lender's Revolver Commitment at such time, which Revolver Loans may be repaid and reborrowed in accordance with the provisions of this Agreement; provided, however, that Lenders shall have no obligation to Borrowers whatsoever to make any Revolver Loan on or after the Commitment Termination Date or if at the time of the proposed funding thereof the aggregate principal amount of all of the Revolver Loans and Pending Revolver Loans then outstanding exceeds, or would exceed after the funding of such Revolver Loan, the Borrowing Base. Each Borrowing of Revolver Loans shall be funded by Lenders on a Pro Rata basis in accordance with their respective Revolver Commitments (except for Fleet with respect to Settlement Loans). The Revolver Loans shall bear interest as set forth in Section 2.1. hereof. Each Revolver Loan shall, at the option of Borrowers, be made or continued as, or converted into, part of one or more Borrowings that, unless specifically provided herein, shall consist entirely of Base Rate Loans or LIBOR Loans.

           1.1.2. Out-of-Formula Loans. If the unpaid balance of Revolver Loans outstanding at any time should exceed the Borrowing Base at such time (an "Out-of-Formula Condition"), such Revolver Loans shall nevertheless constitute Obligations that are secured by the Collateral and entitled to all of the benefits of the Loan Documents. In the event that Lenders are willing in their sole and absolute discretion to make Out-of-Formula Loans, such Out-of-Formula Loans shall be payable on demand and shall bear interest as provided in Section
2.1.5 of this Agreement.

           1.1.3. Use of Proceeds. The proceeds of the Revolver Loans shall be used by Borrowers solely for one or more of the following purposes: (i) to satisfy any Debt owing on the Closing Date that is secured by a Lien on the Collateral including Debt outstanding under the Existing Credit Agreement; (ii) to pay the fees and transaction expenses associated with the closing of the transactions described herein; (iii) to pay any of the Obligations; and (iv) to make expenditures for other lawful corporate purposes of Borrowers to the extent such expenditures are not prohibited by this Agreement or Applicable Law. In no event may any Revolver Loan proceeds be used by either Borrower to make a contribution to the equity of any Subsidiary, to purchase or to carry, or to reduce, retire or refinance any Debt incurred to purchase or carry, any Margin Stock or for any related purpose that violates the provisions of Regulations T, U or X of the Board of Governors, or to purchase or redeem any of the Existing Subordinated Notes, any of the Existing Zero Coupon Notes or any of the Participating Shares or (except to the extent expressly permitted hereunder) any of the New Notes.

           1.1.4. Revolver Notes. The Revolver Loans made by each Lender and interest accruing thereon shall be evidenced by the records of Agent and such Lender and by the Revolver Note payable to such Lender (or the assignee of such Lender), which shall be executed by Borrowers, completed in conformity with this Agreement and delivered to such Lender. All outstanding principal amounts and accrued interest under the Revolver Notes shall be due and payable as set forth in Section 4.2 hereof.

           1.1.5. Voluntary Reductions of Revolver Commitments. Borrowers shall have the right to permanently reduce the amount of the Revolver Commitments, on a Pro Rata basis for each Lender, at any time and from time to time upon written notice to Agent of such reduction, which notice shall specify the amount and the proposed date of such reduction, shall be irrevocable once given, shall be given at least 3 Business Days prior to the proposed date of such reduction, shall be effective only upon Agent's receipt thereof and shall be accompanied by the payment of the applicable Commitment reduction charge in accordance with Section 5.2.3. Agent shall promptly transmit such notice to each Lender. If on the effective date of any such reduction in the Revolver Commitments and after giving effect thereto an Out-of-Formula Condition exists, then the provisions of Section 4.2.1(iii) hereof shall apply, except that such repayment shall be due immediately upon such effective date without further notice to or demand upon Borrowers. If the Commitments are reduced to zero, then such reduction shall be deemed a termination of the Commitments by Borrowers pursuant to Section 5.2.2 hereof. The Revolver Commitments once reduced may not be reinstated without the written consent of all Lenders.

     1.2.  Reserved.

     1.3.  LC Facility.

           1.3.1. Procurement of Letters of Credit. Subject to all of the terms and conditions hereof, Fleet agrees to establish the LC Facility pursuant to which, during the period from the Closing Date to (but excluding) the 20th day prior to the last day of the Term, Fleet shall procure from Bank one or more Letters of Credit on Borrowers' request therefor from time to time, subject to the following terms and conditions:

                    (i) Each Borrower acknowledges that Bank's willingness to issue any Letter of Credit is conditioned upon Bank's receipt of (A) the LC Support duly executed and delivered to Bank by Fleet, (B) an LC Application with respect to the requested Letter of Credit and (C) such other instruments and agreements as Bank may customarily require for the issuance of a letter of credit of equivalent type and amount as the requested Letter of Credit. Fleet shall have no obligation to execute any LC Support or to join with either Borrower in executing an LC Application unless (x) Fleet receives an LC Request from such Borrower at least 3 Business Days prior to the date on which such Borrower desires to submit such LC Application to Bank and (y) each of the LC Conditions is satisfied on the date of Fleet's receipt of the LC Request and at the time of the requested execution of the LC Application. Any Letter of Credit issued on the Closing Date shall be for an amount in Dollars that is greater than $250,000. In no event shall Fleet or any other Lender have any liability or obligation to either Borrower or any Subsidiary for any failure or refusal by Bank to issue, for Bank's delay in issuing, or for any error of Bank in issuing any Letter of Credit.

                    (ii) Letters of Credit may be requested by a Borrower only if they are to be used (a) to support obligations of such Borrower incurred in the Ordinary Course of Business of such Borrower, or (b) for such other purposes as Agent and Lenders may approve from time to time in writing.

                    (iii) Borrowers shall comply with all of the terms and conditions imposed on Borrowers by Bank, whether such terms and conditions are contained in an LC Application or in any agreement with respect thereto (and Agent and each Lender consent to such terms and conditions and agree that Borrowers' compliance with the same shall not give rise to an Event of

     Default) and subject to the rights of Bank, Fleet shall have the same rights and remedies that Bank has under any agreements that Borrowers may have with Bank in addition to any rights and remedies contained in any of the Loan Documents. Borrowers jointly and severally agree to reimburse Bank for any draw under any Letter of Credit as hereinafter provided, and to pay Bank the amount of all other liabilities and obligations payable to Bank under or in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right that either Borrower may have at any time against Bank or any other Person. If Fleet shall pay any amount under a LC Support with respect to any Letter of Credit, then Borrowers shall be jointly and severally obligated to pay to Fleet, in Dollars on the first Business Day following the date on which payment was made by Fleet under such LC Support (the "Reimbursement Date"), an amount equal to the amount paid by Fleet under such LC Support (or, if payment thereunder was made by Fleet in a currency other than Dollars, an amount equal to the Dollar Equivalent of such currency at the time of Fleet's payment under such LC Support, in each case) together with interest from and after the Reimbursement Date until payment in full is made by Borrowers at the Default Rate for Revolver Loans constituting Base Rate Loans. Until Fleet has received payment from Borrowers in accordance with the foregoing provisions of this clause (iii), Fleet, in addition to all of its other rights and remedies under this Agreement, shall be fully subrogated to (A) the rights and remedies of Bank as issuer of the Letter of Credit under any agreement with Borrowers relating to the issuance of such Letter of Credit, and (B) the rights and remedies of each beneficiary under such Letter of Credit whose claims against Borrowers have been discharged with the proceeds of such Letter of Credit. Whether or not a Borrower submits any Notice of Borrowing to Agent, Borrowers shall be deemed to have requested from Lenders a Borrowing of Base Rate Loans in an amount necessary to pay to Fleet all amounts due Fleet on any Reimbursement Date and each Lender agrees to fund its Pro Rata share of such Borrowing whether or not any Default or Event of Default has occurred or exists, the Commitments have been terminated, the funding of the Borrowing deemed requested by Borrowers would result in, or increase the amount of, any Out-of-Formula Condition, or any of the conditions set forth in Section 10 hereof are not satisfied.

                    (iv) Borrowers assume all risks of the acts, omissions or misuses of any Letter of Credit by the beneficiary thereof. The obligation of Borrowers to reimburse Fleet for any payment made by Fleet under the LC Support shall be absolute, unconditional, irrevocable and joint and several and shall be paid without regard to any lack of validity or enforceability of any Letter of Credit, the existence of any claim, setoff, defense or other right which Borrowers may have at any time against a beneficiary of any Letter of Credit, or improper honor by Bank of any draw request under a Letter of Credit. If presentation of a demand, draft, certificate or other document does not comply with the terms of a Letter of Credit and either Borrower contends that, as a consequence of such noncompliance it has no obligation to reimburse Bank for any payment made with respect thereto, Borrowers shall nevertheless be obligated to reimburse Fleet for any payment made under the LC Support with respect to such Letter of Credit, but without waiving any claim Borrowers may have against Bank in connection therewith. All disputes regarding any Letter of Credit shall be resolved by Borrowers directly with Bank.

                    (v) No Letter of Credit shall be extended or amended in any respect that is not solely ministerial, unless all of the LC Conditions are met as though a new Letter of Credit were being requested and issued. With respect to any Letter of Credit that contains any "evergreen" or automatic renewal provision, each Lender shall be deemed to have consented to any such extension or renewal unless such Lender shall have provided to Agent written notice that it declines to consent to any such extension or renewal at least 30 days prior to the date on which the issuer of the Letter of Credit is entitled to decline to extend or renew the Letter of Credit. If all of the LC Conditions are met and no Default or Event of Default has occurred and is continuing, no Lender shall have the right to decline to consent to any such extension or renewal.

                    (vi) Each Borrower hereby authorizes and directs Bank to deliver to Fleet all instruments, documents and other writings and Property received by Bank pursuant to or in connection with any Letter of Credit and to accept and rely upon Fleet's instructions and agreements with respect to all matters arising in connection with such Letter of Credit and the related LC Application.

           1.3.2.   Participations.

                    (i) Immediately upon the issuance by Bank of any Letter of Credit, each Lender (other than Fleet) shall be deemed to have irrevocably and unconditionally purchased and received from Fleet, without recourse or warranty, an undivided interest and participation equal to the Pro Rata share of such Lender (a "Participating Lender") in all LC Outstandings arising in connection with such Letter of Credit and any security therefor or guaranty pertaining thereto, but in no event greater than an amount which, when added to such Lender's Pro Rata share of all Revolver Loans and LC Outstandings then outstanding, exceeds such Lender's Revolver Commitment; provided, however, that if one or more of the conditions set forth in Section 10 or Section 1.3.1 has not been satisfied, Fleet shall have no obligation to procure the requested Letter of Credit until such time (if ever) as such condition has been waived or met in accordance with this Agreement. Fleet shall not be charged with notice or knowledge of any existence of any Default or any Event of Default or the failure of any conditions in Sections 10 or 1.3.1 hereof to be satisfied prior to its receipt of a written notice from a Lender.

                    (ii) If Fleet makes any payment under an LC Support and Borrowers do not repay or cause to be repaid the amount of such payment on the Reimbursement Date, Fleet shall promptly notify Agent, which shall promptly notify each Participating Lender, of such payment and each Participating Lender shall promptly (and in any event within 1 Business Day after its receipt of notice from Agent) and unconditionally pay to Agent, for the account of Fleet, in immediately available funds, the amount of such Participating Lender's Pro Rata share of such payment, and Agent shall promptly pay such amounts to Fleet. If a Participating Lender does not make its Pro Rata share of the amount of such payment available to Agent on a timely basis as herein provided, such Participating Lender agrees to pay to Agent for the account of Fleet, forthwith on demand, such amount together with interest thereon at the Federal Funds Rate until paid. The failure of any Participating Lender to make available to Agent for the account of Fleet such Participating Lender's Pro Rata share of the LC Outstandings shall not relieve any other Participating Lender of its obligation hereunder to make available to Agent its Pro Rata share of the LC Outstandings, but no Participating Lender shall be responsible for the failure of any other Participating Lender to make available to Agent its Pro Rata share of the LC Outstandings on the date such payment is to be made.

                    (iii) Whenever Fleet receives a payment on account of the LC Outstandings, including any interest thereon, as to which Agent has previously received payments from any Participating Lender for the account of Fleet, Fleet shall promptly pay to each Participating Lender which has funded its participating interest therein, in immediately available funds, an amount equal to such Participating Lender's Pro Rata share thereof.

                    (iv) The obligation of each Participating Lender to make payments to Agent for the account of Fleet in connection with Fleet's payment under a LC Support shall be absolute, unconditional and irrevocable, not subject to any counterclaim, setoff, qualification or exception whatsoever, and shall be made in accordance with the terms and conditions of this Agreement under all circumstances and irrespective of whether or not Borrowers may assert or have any claim for any lack of validity or unenforceability of this Agreement or any of the other Loan Documents; the existence of any Default or Event of Default; any draft, certificate or other document presented under a Letter of Credit having been determined to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; the existence of any setoff or defense any Obligor may have with respect to any of the Obligations; or the termination of the Commitments.

                    (v) Neither Fleet nor any of its officers, directors, employees or agents shall be liable to any Participating Lender for any action taken or omitted to be taken under or in connection with any of the LC Documents except as a result of actual gross negligence or willful misconduct on the part of Fleet. Fleet does not assume any responsibility for any failure or delay in performance or breach by Borrowers or any other Person of any of its obligations under any of the LC Documents. Fleet does not make to Participating Lenders any express or implied warranty, representation or guaranty with respect to the Collateral, the LC Documents, or any Obligor. Fleet shall not be responsible to any Participating Lender for any recitals, statements, information, representations or warranties contained in, or for the execution, validity, genuineness, effectiveness or enforceability of or any of the LC Documents; the validity, genuineness, enforceability, collectibility, value or sufficiency of any of the Collateral or the perfection of any Lien therein; or the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of either Borrower or any other Obligor or any Receivable Debtor. In connection with its administration of and enforcement of rights or remedies under any of the LC Documents, Fleet shall be entitled to act, and shall be fully protected in acting upon, any certification, notice or other communication in whatever form believed by Fleet, in good faith, to be genuine and correct and to have been signed, sent or made by a proper Person. Fleet may consult with and employ legal counsel, accountants and other experts and to advise it concerning its rights, powers and privileges under the LC Documents and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by such experts. Fleet may employ agents and attorneys-in-fact in connection with any matter relating to the LC Documents and shall not be liable for the negligence, default or misconduct of any such agents or attorneys-in-fact selected by Fleet with reasonable care. Fleet shall not have any liability to any Participating Lender by reason of Fleet's refraining to take any action under any of the LC Documents without having first received written instructions from the Required Lenders to take such action.

                    (vi) Upon the request of any Participating Lender, Fleet shall furnish to such Participating Lender copies (to the extent then available to Fleet) of each outstanding Letter of Credit and related LC Application and all other documentation pertaining to such Letter of Credit as may be in the possession of Fleet and reasonably requested from time to time by such Participating Lender.

           1.3.3. Cash Collateral Account. If any LC Outstandings, whether or not then due or payable, shall for any reason be outstanding (i) at any time when an Event of Default has occurred and is continuing, (ii) on any date that Availability is less than zero, or (iii) on or at any time after the Commitment Termination Date, then Borrowers shall, on Fleet's or Agent's request, forthwith deposit with Agent, in cash, an amount equal to 105% of the aggregate amount of LC Outstandings. If Borrowers fail to make such deposit on the first Business Day following Agent's or Fleet's demand therefor, Lenders may (and shall upon direction of the Required Lenders) advance such amount as Revolver Loans (whether or not an Out-of-Formula Condition is created thereby). Such cash (together with any interest accrued thereon) shall be held by Agent in the Cash Collateral Account and may be invested, in Agent's discretion, in Cash Equivalents. Each Borrower hereby pledges to Agent and grants to Agent a security interest in, for the benefit of Agent in such capacity and for the Pro Rata benefit of Lenders, all Cash Collateral held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the payment of all Obligations, whether or not then due or payable. From time to time after cash is deposited in the Cash Collateral Account, Agent may apply Cash Collateral then held in the Cash Collateral Account to the payment of any amounts, in such order as Agent may elect, as shall be or shall become due and payable by Borrowers to Agent or any Lender with respect to the LC Obligations. Neither a Borrower nor any other Person claiming by, through or under or on behalf of Borrowers shall have any right to withdraw any of the Cash Collateral held in the Cash Collateral Account, including any accrued interest, provided that upon termination or expiration of each Letter of Credit and the payment and satisfaction of all of the LC Outstandings with respect thereto, any Cash Collateral remaining in the Cash Collateral Account with respect to such Letter of Credit shall be returned to Borrowers unless an Event of Default then exists (in which event Agent may apply such Cash Collateral to the payment of any other Obligations outstanding, with any surplus remaining after Full Payment of the Obligations to be turned over to Borrowers).

           1.3.4.   Indemnifications.

                    (i) In addition to any other indemnity which Borrowers may have to Agent or any Lender under any of the other Loan Documents and without limiting such other indemnification provisions, each Borrower hereby agrees to indemnify and defend each of the Agent Indemnitees and Lender Indemnitees and to hold each of the Agent Indemnitees and Lender Indemnitees harmless from and against any and all Indemnified Claims which any Agent Indemnitee or Lender Indemnitee may (other than as the actual result of its own gross negligence or willful misconduct) incur or be subject to as a consequence, directly or indirectly, of (a) the issuance of, payment or failure to pay or any performance or failure to perform under any Letter of Credit or LC Support or (b) any suit, investigation or proceeding as to which Agent or any Lender is or may become a party to as a consequence, directly or indirectly, of the issuance of any Letter of Credit or any LC Support or the payment or failure to pay thereunder.

                    (ii) Each Participating Lender agrees to indemnify and defend each of the Fleet Indemnitees (to the extent the Fleet Indemnitees are not reimbursed by Borrowers or any other Obligor, but without limiting the indemnification obligations of Borrowers under this Agreement), on a Pro Rata basis, from and against any and all Indemnified Claims which may be imposed on, incurred by or asserted against any of the Fleet Indemnitees in any way related to or arising out of Fleet's administration or enforcement of rights or remedies under any of the LC Documents or any of the transactions contemplated thereby (including costs and expenses that Borrowers are obligated to pay under Section 14.2 hereof), provided that no Participating Lender shall be liable to any Fleet Indemnitee for any of the foregoing to the extent that they result solely from the willful misconduct or gross negligence of such Fleet Indemnitee.

SECTION 2. INTEREST, FEES AND CHARGES

     2.1.  Interest.

           2.1.1. Rates of Interest. Borrowers jointly and severally agree to pay interest in respect of all unpaid principal amounts of the Revolver Loans from the respective dates such principal amounts are advanced until paid (whether at stated maturity, on acceleration or otherwise) at a rate per annum equal to the applicable rate indicated below:

                    (i) for Revolver Loans made or outstanding as Base Rate Loans, the Applicable Margin plus the Base Rate in effect from time to time; and

                    (ii) for Revolver Loans made or outstanding as LIBOR Loans, the Applicable Margin plus the relevant Adjusted LIBOR Rate for the applicable Interest Period selected by Borrowers in conformity with this Agreement.

           Upon determining the Adjusted LIBOR Rate for any Interest Period requested by Borrowers, Agent shall promptly notify Borrowers thereof by telephone and, if so requested by Borrowers, confirm the same in writing. Such determination shall, absent manifest error, be final, conclusive and binding on all parties and for all purposes. The applicable rate of interest for all Loans (or portions thereof) bearing interest based upon the Base Rate shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective. Interest on each Loan shall accrue from and including the date on which such Loan is made, converted to a Loan of another Type or continued as a LIBOR Loan to (but excluding) the date of any repayment thereof; provided, however, that, if a Loan is repaid on the same day made, one day's interest shall be paid on such Loan. The Base Rate on the date hereof is 4.0% per annum and, therefore, the rate of interest in effect hereunder on the date hereof, expressed in simple interest terms, is 4.50% per annum with respect to any portion of the Revolver Loans bearing interest as a Base Rate Loan.

           2.1.2.   Conversions and Continuations.

                    (i) Borrowers may on any Business Day, subject to the giving of a proper Notice of Conversion/Continuation as hereinafter described, elect (A) to continue all or any part of a LIBOR Loan by selecting a new Interest Period therefor, to commence on the last day of the immediately preceding Interest Period, or (B) to convert all or any part of a Loan of one Type into a Loan of another Type; provided, however, that no outstanding Loans may be converted into or continued as LIBOR Loans when any Default or Event of Default exists. Any conversion of a LIBOR Loan into a Base Rate Loan shall be made on the last day of the Interest Period for such LIBOR Loan. Any conversion or continuation made with respect to less than the entire outstanding balance of the Revolver Loans must be allocated among Lenders on a Pro Rata basis, and the Interest Period for Loans converted into or continued as LIBOR Loans shall be coterminous for each Lender.

                    (ii) Whenever Borrowers desire to convert or continue Loans under Section 2.1.2(i), Borrower Agent shall give Agent written notice (or telephonic notice promptly confirmed in writing) substantially in the form of Exhibit C, signed by an authorized officer of

     Borrower Agent, at least 1 Business Day before the requested conversion date, in the case of a conversion into Base Rate Loans, and at least 3 Business Days before the requested conversion or continuation date, in the case of a conversion into or continuation of LIBOR Loans. Promptly after receipt of a Notice of Conversion/Continuation, Agent shall notify each Lender in writing of the proposed conversion or continuation. Each such Notice of Conversion/Continuation shall be irrevocable and shall specify the aggregate principal amount of the Loans to be converted or continued, the date of such conversion or continuation (which shall be a Business Day) and whether the Loans are being converted into or continued as LIBOR Loans (and, if so, the duration of the Interest Period to be applicable thereto and, in the absence of any specification by Borrowers of the Interest Period, an Interest Period of one month will be deemed to be specified) or Base Rate Loans. If, upon the expiration of any Interest Period in respect of any LIBOR Loans, Borrowers shall have failed to deliver the Notice of Conversion/Continuation, Borrowers shall be deemed to have elected to convert such LIBOR Loans to Base Rate Loans.

           2.1.3. Interest Periods. In connection with the making or continuation of, or conversion into, each Borrowing of LIBOR Loans, Borrowers shall select an interest period (each an "Interest Period") to be applicable to such LIBOR Loan, which interest period shall commence on the date such LIBOR Loan is made and shall end on a numerically corresponding day in the first, second, third or sixth month thereafter; provided, however, that:

                    (i) the initial Interest Period for a LIBOR Loan shall commence on the date of such Borrowing (including the date of any conversion from a Loan of another Type) and each Interest Period occurring thereafter in respect of such Revolver Loan shall commence on the date on which the next preceding Interest Period expires;

                    (ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that, if any Interest Period in respect of LIBOR Loans would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                    (iii) any Interest Period that begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall expire on the last Business Day of such calendar month; and

                    (iv) no Interest Period shall extend beyond the last day of the Term.

           2.1.4. Interest Rate Not Ascertainable. If Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that on any date for determining the Adjusted LIBOR Rate for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the London interbank market or any Lender's or Bank's position in such market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Adjusted LIBOR Rate, then, and in any such event, Agent shall forthwith give notice (by telephone confirmed in writing) to Borrowers of such determination. Until Agent notifies Borrowers that the circumstances giving rise to the suspension described herein no longer exist, the obligation of Lenders to make LIBOR Loans shall be suspended, and such affected Loans then outstanding shall, at the end of the then applicable Interest Period or at such earlier time as may be required by Applicable Law, bear the same interest as Base Rate Loans.

           2.1.5. Default Rate of Interest. Borrowers shall pay interest at a rate per annum equal to the Default Rate (i) with respect to the principal amount of any portion of the Obligations (and, to the extent permitted by Applicable Law, all past due interest) that is not paid on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise) until Full Payment thereof; (ii) with respect to the principal amount of all of the Obligations (and, to the extent permitted by Applicable Law, all past due interest) upon the earlier to occur of (x) Borrower's receipt of notice from Agent of the Required Lenders' election to charge the Default Rate based upon the existence of any Event of Default (which notice Agent shall send only with the consent or at the direction of the Required Lenders), whether or not acceleration or demand for payment of the Obligations has been made, or (y) the commencement by or against either Borrower of an Insolvency Proceeding whether or not under the circumstances described in clauses (i) or (ii) hereof the Required Lenders elect to accelerate the maturity or demand payment of any of the Obligations; and (iii) with respect to the principal amount of any Out-of-Formula Loans, whether or not demand for payment thereof has been made by Agent. To the fullest extent permitted by Applicable Law, the Default Rate shall apply and accrue on any judgment entered with respect to any of the Obligations and to the unpaid principal amount of the Obligations during any Insolvency Proceeding of a Borrower. Each Borrower acknowledges that the cost and expense to Agent and each Lender attendant upon the occurrence of an Event of Default are difficult to ascertain or estimate and that the Default Rate is a fair and reasonable estimate to compensate Agent and Lender for such added cost and expense. Interest accrued at the Default Rate shall be due and payable on demand.

     2.2. Fees. In consideration of Lender's establishment of the Commitments in favor of Borrowers, and Agent's agreement to serve as collateral and administrative agent hereunder, Borrowers jointly and severally agree to pay the following fees:

           2.2.1. Closing Fee and Agent's Fee. Borrowers shall pay to Agent a closing fee and agent's fee, in each case in accordance with the terms set forth in the Fee Letter.

           2.2.2. Unused Line Fee. Borrowers shall pay to Agent for the Pro Rata benefit of Lenders a fee equal to the Applicable Margin for the unused line fee multiplied by the amount by which the Average Loan Balance for any calendar quarter (or portion thereof that the Commitments are in effect) is less than the Average Commitments Amount for such calendar quarter, such fee to be paid quarterly in arrears on the first day of each January, April, July and October; but if the Commitments are terminated on a day other than the first day of January, April, July or October, then any such fee payable for the calendar quarter in which termination shall occur shall be paid on the effective date of such termination.

           2.2.3. LC Facility Fees. Borrowers shall pay: (a)(i) to Agent, through its Treasury and International Services Group, for the Pro Rata account of each Lender, for standby Letters of Credit, a per annum fee equal to the Applicable Margin in effect from time to time for LIBOR Loans based on the average amount available to be drawn from time to time under all standby Letters of Credit outstanding and under all standby Letters of Credit that are paid or expire during the period of measurement, payable quarterly, in arrears, on the first day of each January, April, July and October; and (ii) to Bank, for its own account, all normal and customary charges associated with the issuance, amending, negotiating, processing and administration of standby Letters of Credit, payable as and when assessed by Bank; and (b)(i) to Agent, through its Treasury and International Services Group, for the Pro Rata account of each Lender, for documentary Letters of Credit, a per annum fee equal to the Applicable Margin in effect from time to time for LIBOR Loans based on the average amount available to be drawn from time to time under all documentary Letters of Credit outstanding and under all documentary Letters of Credit that are paid or expire during the period of measurement, payable quarterly, in arrears, on the first day of each January, April, July and October; and (ii) to Bank, for its own account, for documentary Letters of Credit, all normal and customary charges associated with the issuance, amending, negotiating, processing and administration of documentary Letters of Credit, payable as and when assessed by Bank. At any time that the Default Rate accrues on any Revolver Loan, the Applicable Margin in effect for purposes of calculating the Letter of Credit fees as provided in this Section 2.2.3 shall equal 2% in excess of the Applicable Margin otherwise applicable.

           2.2.4. Audit and Appraisal Fees. Borrowers shall reimburse Agent and Lenders for all reasonable costs and expenses incurred by Agent and Lenders in connection with (i) examinations and reviews of any Obligor's books and records and such other matters pertaining to any Obligor or any Collateral as Agent shall deem appropriate in the exercise of its reasonable credit judgment up to 3 times per Loan Year, unless a Default or Event of Default exists (in which event, there shall be no limit on the number of examinations and reviews for which Borrowers shall be obligated to reimburse Agent and Lenders) and, in each case, shall pay to Agent the standard amount charged by Agent per day ($850 per day as of the Closing Date) for each day that an employee or agent of Agent shall be engaged in an examination or review of any Obligor's books and records, and (ii) appraisals of Inventory no more frequently than 1 per Loan Year, unless a Default or Event of Default exists (in which event, there shall be no limit on the number of appraisals for which Borrowers shall be obligated to reimburse Agent and Lenders). The foregoing shall not be construed to limit Agent's or any Lender's right to conduct audits and appraisals of the Collateral as provided in
Section 9.1.1.

           2.2.5. General Provisions. All fees shall be fully earned by the identified recipient thereof pursuant to the foregoing provisions of this Agreement and the Fee Letter on the due date thereof (and, in the case of Letters of Credit, upon each issuance, renewal or extension of such Letter of Credit) and, except as otherwise set forth herein or required by Applicable Law, shall not be subject to rebate, refund or proration. All fees provided for in this Section 2.2 are and shall be deemed to be compensation for services and are not, and shall not be deemed to be, interest or any other charge for the use, forbearance or detention of money.

     2.3. Computation of Interest and Fees. All fees and other charges provided for in this Agreement that are calculated as a per annum percentage of any amount and all interest shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days. For purposes of computing interest and other charges hereunder, all Payment Items and other forms of payment received by Agent shall be deemed applied by Agent on account of the Obligations (subject to final payment of such items) on the Business Day that Agent receives such items in immediately available funds in the Payment Account, and Agent shall be deemed to have received such Payment Item on the date specified in Section 4.7 hereof.

     2.4.  Reimbursement Obligations.

           2.4.1. Borrowers shall reimburse Agent and, during any period that an Event of Default exists, each Lender, for all legal, accounting, consulting and other fees and expenses (subject, in the case of audit and appraisal fees and expenses, to any applicable limits of Borrowers' reimbursement obligations as described in Section 2.2.4) incurred by Agent or any Lender in connection with (i) the negotiation and preparation of any of the Loan Documents, any amendment or modification thereto, any waiver of any Default or Event of Default thereunder, or any restructuring or forbearance with respect thereto; (ii) the administration of the Loan Documents and the transactions contemplated thereby, to the extent that such fees and expenses are expressly provided for in this Agreement or any of the other Loan Documents; (iii) action taken to perfect or maintain the perfection or priority of any of Agent's Liens with respect to any of the Collateral; (iv) any inspection of or audits conducted with respect to either Borrower's books and records or any of the Collateral; (v) any effort to verify, protect, preserve, or restore any of the Collateral or to collect, sell, liquidate or otherwise dispose of or realize upon any of the Collateral; (vi) any litigation, contest, dispute, suit, proceeding or action (whether instituted by or against Agent, any Lender, any Obligor or any other Person) in any way arising out of or relating to any of the Collateral (or the validity, perfection or priority of any of Agent's Liens thereon), any of the Loan Documents or the validity, allowance or amount of any of the Obligations; (vii) the protection or enforcement or any rights or remedies of Agent or any Lender in any Insolvency Proceeding; and (viii) any other action taken by Agent or any Lender to enforce any of the rights or remedies of Agent or such Lender against any Obligor or any Receivable Debtor to enforce collection of any of the Obligations or payments with respect to any of the Collateral. All amounts chargeable to Borrowers under this Section 2.4 shall constitute Obligations that are secured by all of the Collateral and shall be payable on demand to Agent. Borrowers shall also reimburse Agent for expenses incurred by Agent in its administration of any of the Collateral to the extent and in the manner provided in Section 7 hereof or in any of the other Loan Documents. The foregoing shall be in addition to, and shall not be construed to limit, any other provision of any of the Loan Documents regarding the reimbursement by Borrowers of costs, expenses or liabilities suffered or incurred by Agent or any Lender.

           2.4.2. If at any time Agent or (with the consent of Agent) any Lender shall agree to indemnify any Person (including Bank) against losses or damages that such Person may suffer or incur in its dealings or transactions with Borrowers, or shall guarantee any liability or obligation of Borrowers to such Person, or otherwise shall provide assurances of Borrowers' payment or performance under any agreement with such Person, including indemnities, guaranties or other assurances of payment or performance given by Agent or any Lender with respect to Banking Relationship Debt and Letters of Credit, then the Contingent Obligation of Agent or any Lender providing any such indemnity, guaranty or other assurance of payment or performance, together with any payment made or liability incurred by Agent or any Lender in connection therewith, shall constitute Obligations that are secured by the Collateral and Borrowers shall repay, on demand, any amount so paid or any liability incurred by Agent or any Lender in connection with any such indemnity, guaranty or assurance, except that repayment with respect to any LC Support shall be due on the Reimbursement Date as provided in Section 1.3.1(iii). Nothing herein shall be construed to impose upon Agent or any Lender any obligation to provide any such indemnity, guaranty or assurance except to the extent provided in Section 1.3 hereof. The foregoing agreement of Borrowers shall apply whether or not such indemnity, guaranty or assurance is in writing or oral and regardless of either Borrower's knowledge of the existence thereof, and shall be in addition to any of the provision of the Loan Documents regarding reimbursement by Borrowers of costs, expenses or liabilities suffered or incurred by Agent or any Lender.

           2.4.3. For purposes of further clarity, it is agreed that references to losses, damages, fees, costs or expenses in this Section 2.4 do not include Taxes or amounts relating thereto.

     2.5. Bank Charges. Borrowers shall pay to Agent, on demand, any and all fees, costs or expenses which Agent or any Lender pays to a bank or other similar institution (including any fees paid by Agent or any Lender to any Participant) arising out of or in connection with (i) the forwarding to a Borrower or any other Person on behalf of Borrower by Agent or any Lender of proceeds of Loans made by Lenders to a Borrower pursuant to this Agreement and
(ii) the depositing for collection by Agent or any Lender of any Payment Item received or delivered to Agent or any Lender on account of the Obligations. Each Borrower acknowledges and agrees that Agent may charge such costs, fees and expenses to Borrowers based upon Agent's good faith estimate of such costs, fees and expenses as they are incurred by Agent or any Lender.

     2.6. Illegality. Notwithstanding anything to the contrary contained elsewhere in this Agreement, if (i) any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration thereof shall make it unlawful for a Lender to make or maintain a LIBOR Loan or to give effect to its obligations as contemplated hereby with respect to a LIBOR Loan or (ii) at any time such Lender determines that the making or continuance of any LIBOR Loan has become impracticable as a result of a contingency occurring after the date hereof which adversely affects the London interbank market or the position of such Lender in such market, then, after such determination, such Lender shall give Agent and either Borrower notice thereof and may thereafter (1) declare that LIBOR Loans will not thereafter be made by such Lender, whereupon any request by a Borrower for a LIBOR Loan from such Lender shall be deemed a request for a Base Rate Loan unless such Lender's declaration shall be subsequently withdrawn (which declaration shall be withdrawn promptly after the cessation of the circumstances described in clause
(i) or (ii) above); and (2) require that all outstanding LIBOR Loans made by such Lender be converted to Base Rate Loans, under the circumstances of clause
(i) or (ii) of this Section 2.6 insofar as such Lender determines the continuance of LIBOR Loans to be illegal or impracticable, as the case may be, in which event all such LIBOR Loans of such Lender shall be converted automatically to Base Rate Loans as of the date of either Borrower's receipt of the aforesaid notice from such Lender.

     2.7. Increased Costs. If, by reason of (a) the introduction after the date hereof of or any change (including any change by way of imposition or increase of Statutory Reserves or other reserve requirements) in or in the interpretation of any law or regulation, or (b) the compliance with any guideline or request from any central bank or other Governmental Authority or quasi-Governmental Authority exercising control over banks or financial institutions generally (whether or not having the force of law):

                    (i) any Lender shall be subject after the date hereof to any Indemnified Tax, duty or other charge with respect to any LIBOR Loan or its obligation to make LIBOR Loans, or a change shall result in the basis of taxation of payment to any Lender of the principal of or interest on its LIBOR Loans or its obligation to make LIBOR Loans (except for changes in the rate of Tax on the overall net income or gross receipts of such Lender imposed by the jurisdiction in which such Lender's principal executive office is located or Excluded Taxes); or

                    (ii) any reserve (including any imposed by the Board of Governors), special deposits or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender shall be imposed or deemed applicable or any other condition affecting its LIBOR Loans or its obligation to make LIBOR Loans shall be imposed on such Lender or the London interbank market;

and as a result thereof there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining LIBOR Loans (except to the extent already included in the determination of the applicable Adjusted LIBOR Rate for LIBOR Loans), or there shall be a reduction in the amount received or receivable by such Lender, then such Lender shall, promptly after determining the existence or amount of any such increased costs for which such Lender seeks payment hereunder, give either Borrower notice thereof and Borrowers shall from time to time, upon written notice from and demand by such Lender (with a copy of such notice and demand to Agent), pay to Agent for the account of such Lender, within 5 Business Days after the date specified in such notice and demand, an additional amount (without duplication of Section 4.9) sufficient to indemnify such Lender against such increased costs. A certificate as to the amount of such increased costs, submitted to Borrowers by such Lender, shall set forth the basis for, and calculation of, such increased cost in reasonable detail and shall be final, conclusive and binding for all purposes, absent manifest error.

     If any Lender shall advise Agent at any time that, because of the circumstances described hereinabove in this Section 2.7 or any other circumstances arising after the date of this Agreement affecting such Lender or the London interbank market or such Lender's or Bank's position in such market, the Adjusted LIBOR Rate, as determined by Agent, will not adequately and fairly reflect the cost to such Lender of funding LIBOR Loans, then, and in any such event:

                    (i) Agent shall forthwith give notice (by telephone confirmed in writing) to Borrowers and Lenders of such event;

                    (ii) Borrowers' right to request LIBOR Loans from such Lender and such Lender's obligation to make LIBOR Loans shall be immediately suspended and Borrowers' right to continue a LIBOR Loan as such beyond the then applicable Interest Period shall also be suspended, until each condition giving rise to such suspension no longer exists; and

                    (iii) such Lender shall make a Base Rate Loan as part of the requested Borrowing of LIBOR Loans, which Base Rate Loan shall, for all purposes, be considered part of such Borrowing.

         For purposes of this Section 2.7, all references to a Lender shall be deemed to include any bank holding company or bank parent of such Lender.

     2.8. Capital Adequacy. If any Lender determines that after the date hereof (a) the adoption of any Applicable Law regarding capital requirements for banks or bank holding companies or the subsidiaries thereof, (b) any change in the interpretation or administration of any such Applicable Law by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or (c) compliance by such Lender or its holding company with any request or directive of any such Governmental Authority, central bank or comparable agency regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on such Lender's capital to a level below that which such Lender could have achieved (taking into consideration such Lender's and its holding company's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that such Lender's capital was fully utilized prior to such adoption, change or compliance) but for such adoption, change or compliance as a consequence of such Lender's commitment to make the Loans pursuant hereto by any amount deemed by such Lender to be material:

                    (i) Agent shall promptly, after its receipt of a certificate from such Lender setting forth such Lender's determination of such occurrence, give notice thereof to Borrowers and Lenders; and

                    (ii) Borrowers shall pay to Agent, for the account of such Lender, as an additional fee from time to time, on demand, such amount as such Lender certifies to be the amount reasonably calculated to compensate such Lender for such reduction.

     A certificate of such Lender claiming entitlement to compensation as set forth above shall be conclusive in the absence of manifest error. Such certificate will set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to such Lender (including the basis for such Lender's determination of such amount), and the method by which such amounts were determined. In determining such amount, such Lender may use any reasonable averaging and attribution method. For purposes of this Section 2.8 all references to a Lender shall be deemed to include any bank holding company or bank parent of such Lender.

     2.9. Mitigation. Each Lender agrees that, with reasonable promptness after such Lender becomes aware that such Lender is entitled to receive payments under
Section 2.6, 2.7 or 2.8, or is or has become subject to U.S. or United Kingdom withholding taxes payable by either Borrower in respect of its Loans, it will, to the extent not inconsistent with any internal policy of such Lender or any applicable legal or regulatory restriction, (i) use all reasonable efforts to make, fund or maintain the Commitment of such Lender or the Loans of such Lender through another lending office of such Lender, or (ii) take such other reasonable measures, if, as a result thereof, the circumstances which would relieve Borrowers from their obligations to pay such additional amounts (or reduce the amount of such payments), or such withholding taxes would be reduced, and if the making, funding or maintaining of such Commitment or Loans through such other lending office or in accordance with such other measures, as the case may be, would not otherwise adversely affect such Commitment or Loans or the interests of such Lender.

     2.10. Funding Losses. If for any reason (other than due to a default by a Lender or as a result of a Lender's refusal to honor a LIBOR Loan request due to circumstances described in Section 2.6 or 2.7 hereof) a Borrowing of, or conversion to or continuation of, LIBOR Loans does not occur on the date specified therefor in a Notice of Borrowing or Notice of Conversion/ Continuation (whether or not withdrawn), or if any repayment (including any conversions pursuant to Section 2.1.2 hereof) of any of its LIBOR Loans occurs on a date that is not the last day of an Interest Period applicable thereto, or if for any reason Borrowers default in its obligation to repay LIBOR Loans when required by the terms of this Agreement, then Borrowers shall be jointly and severally obligated to pay to Agent, for the ratable benefit of the affected Lenders, within 10 days after Agent's or an affected Lender's demand therefor, an amount (if a positive number) computed pursuant to the following formula:

                                     (R - T) x P x D
                               L =   ---------------
                                           360

                               where

                               L =   amount payable

                               R =   interest rate applicable to the LIBOR
                                     Loan unborrowed or prepaid

                               T = effective interest rate per annum at which any readily marketable bond or other obligations of the United States, selected at Agent's sole discretion, maturing on or nearest the last day of the then applicable or requested Interest Period for such LIBOR Loan and in approximately the same amount as such LIBOR Loan, can be purchased by Agent on the day of such payment of principal or failure to borrow

                               P =   the amount of principal paid or the
                                     amount of the LIBOR Loan requested or to have been continued or converted

                               D =   the number of days remaining in the
                                     Interest Period as of the date
                                     of such prepayment or the number of days in the requested Interest Period

Borrowers shall pay such amount upon presentation by Agent of a statement setting forth the amount and Agent's calculation thereof pursuant hereto, which statement shall be deemed true and correct absent manifest error. For purposes of this Section 2.10, all references to a Lender shall be deemed to include any bank holding company or bank parent of such Lender.

     2.11. Maximum Interest. Regardless of any provision contained in any of the Loan Documents, in no contingency or event whatsoever shall the aggregate of all amounts that are contracted for, charged or received by Agent and Lenders pursuant to the terms of this Agreement or any of the other Loan Documents and that are deemed interest under Applicable Law exceed the highest rate permissible under any Applicable Law. No agreements, conditions, provisions or stipulations contained in this Agreement or any of the other Loan Documents or the exercise by Agent of the right to accelerate the payment or the maturity of all or any portion of the Obligations, or the exercise of any option whatsoever contained in any of the Loan Documents, or the prepayment by Borrowers of any of the Obligations, or the occurrence of any contingency whatsoever, shall entitle Agent or any Lender to charge or receive in any event, interest or any charges, amounts, premiums or fees deemed interest by Applicable Law (such interest, charges, amounts, premiums and fees referred to herein collectively as "Interest") in excess of the Maximum Rate and in no event shall Borrowers be obligated to pay Interest exceeding such Maximum Rate, and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Borrowers to pay Interest exceeding the Maximum Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of Interest over such Maximum Rate. If any Interest is charged or received in excess of the Maximum Rate ("Excess"), each Borrower acknowledges and stipulates that any such charge or receipt shall be the result of an accident and bona fide error, and such Excess, to the extent received, shall be applied first to reduce the principal Obligations and the balance, if any, returned to Borrowers, it being the intent of the parties hereto not to enter into a usurious or otherwise illegal relationship. The right to accelerate the maturity of any of the Obligations does not include the right to accelerate any Interest that has not otherwise accrued on the date of such acceleration, and Agent and Lenders do not intend to collect any unearned Interest in the event of any such acceleration. Each Borrower recognizes that, with fluctuations in the rates of interest set forth in Section 2.1.1 of this Agreement or in the Notes, and the Maximum Rate, such an unintentional result could inadvertently occur. All monies paid to Agent or any Lender hereunder or under any of the other Loan Documents, whether at maturity or by prepayment, shall be subject to any rebate of unearned Interest as and to the extent required by Applicable Law. By the execution of this Agreement, each Borrower covenants that (i) the credit or return of any Excess shall constitute the acceptance by such Borrower of such Excess, and (ii) such Borrower shall not seek or pursue any other remedy, legal or equitable, against Agent or any Lender, based in whole or in part upon contracting for, charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Agent or any Lender, all Interest at any time contracted for, charged or received from Borrowers in connection with any of the Loan Documents shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Obligations. Borrowers, Agent and Lenders shall, to the maximum extent permitted under Applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section 2.11 shall be deemed to be incorporated into every Loan Document (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by Borrowers and all figures set forth therein shall, for the sole purpose of computing the extent of Obligations, be automatically recomputed by Borrowers, and by any court considering the same, to give effect to the adjustments or credits required by this Section 2.11.

SECTION 3. LOAN ADMINISTRATION

     3.1. Manner of Borrowing and Funding Revolver Loans. Borrowings under the Commitments established pursuant to Section 1.1 hereof shall be made and funded as follows:

           3.1.1.   Notice of Borrowing.

                    (i)    Whenever Borrowers desire to make a Borrowing under
     Section 1.1 of this Agreement (other than a Borrowing resulting from a conversion or continuation pursuant to Section 2.1.2), Borrowers shall give Agent prior written notice (or telephonic notice promptly confirmed in writing) of such Borrowing request (a "Notice of Borrowing"), which shall be in the form of Exhibit D annexed hereto and signed by an authorized officer of Borrower Agent. Such Notice of Borrowing shall be given by Borrowers no later than 11:00 a.m. at the office of Agent designated by Agent from time to time (a) on the Business Day of the requested funding date of such Borrowing, in the case of Base Rate Loans, and (b) at least 3 Business Days prior to the requested funding date of such Borrowing, in the case of LIBOR Loans. Notices received after 11:00 a.m. shall be deemed received on the next Business Day. The Revolver Loans made by each Lender on the Closing Date shall be in excess of $250,000 and shall be made as Base Rate Loans and thereafter may be made or continued as or converted into Base Rate Loans or LIBOR Loans. Each Notice of Borrowing (or telephonic notice thereof) shall be irrevocable and shall specify (a) the principal amount of the Borrowing, (b) the date of Borrowing (which shall be a Business Day), (c) whether the Borrowing is to consist of Base Rate Loans or LIBOR Loans, (d) in the case of LIBOR Loans, the duration of the Interest Period to be applicable thereto, and (e) the account of Borrowers to which the proceeds of such Borrowing are to be disbursed. Borrowers may not request any LIBOR Loans if a Default or Event of Default exists.

                    (ii) Unless payment is otherwise timely made by Borrowers, the becoming due of any amount required to be paid with respect to any of the Obligations (whether as principal, accrued interest, fees or other charges, including the repayment of any LC Outstandings and any amounts owed to any Affiliate of Agent, including Bank) shall be deemed irrevocably to be a request (without any requirement for the submission of a Notice of Borrowing) for Revolver Loans on the due date of, and in an aggregate amount required to pay, such Obligations, and the proceeds of such Revolver Loans may be disbursed by way of direct payment of the relevant Obligation and shall bear interest as Base Rate Loans. Neither Agent nor any Lender shall have any obligation to Borrowers to honor any deemed request for a Revolver Loan on or after the Commitment Termination Date, when an Out-of-Formula Condition exists or would result therefrom, or when any applicable condition precedent set forth in Section 10 hereof is not satisfied, but may do so in the discretion of Agent (or at the direction of the Required Lenders) and without regard to the existence of, and without being deemed to have waived, any Default or Event of Default and regardless of whether such Revolver Loan is funded after the Commitment Termination Date.

                    (iii) Upon Borrowers' establishment of a Controlled Disbursement Account with Bank in accordance with Section 10.5.3, the presentation for payment by Bank of any check or other item of payment drawn on the Controlled Disbursement Account at a time when there are insufficient funds in such account to cover such check shall be deemed irrevocably to be a request (without any requirement for the submission of a Notice of Borrowing) for Revolver Loans on the date of such presentation and in an amount equal to the aggregate amount of the items presented for payment, and the proceeds of such Revolver Loans may be disbursed to the Controlled Disbursement Account and shall bear interest as Base Rate Loans.

                    (iv) As an accommodation to Borrowers, Agent and Lenders may permit telephonic requests for Borrowings and electronic transmittal of instructions, authorizations, agreements or reports to Agent by Borrowers; provided, however, that Borrowers shall confirm each such telephonic request for a Borrowing of LIBOR Loans by delivery of the required Notice of Borrowing to Agent by facsimile transmission promptly, but in no event later than 5:00 p.m. on the same day. Neither Agent nor any Lender shall have any liability to Borrowers for any loss or damage suffered by Borrowers as a result of Agent's or any Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Agent or Lenders by either Borrower and neither Agent nor any Lender shall have any duty to verify the origin of any such communication or the identity or authority of the Person sending it.

           3.1.2. Fundings by Lenders. Subject to its receipt of notice from Agent of a Notice of Borrowing as provided in Section 3.1.1(i) (except in the case of a deemed request by a Borrower for a Revolver Loan as provided in Sections 3.1.1(ii) or (iii) or 3.1.3(ii) hereof, in which event no Notice of Borrowing need be submitted), each Lender shall timely honor its Revolver Commitment by funding its Pro Rata share of each Borrowing of Revolver Loans that is properly requested by such Borrower and that such Borrower is entitled to receive under the Loan Agreement. Agent shall endeavor to notify Lenders of each Notice of Borrowing (or deemed request for a Borrowing pursuant to Section 3.1.1(ii) or (iii) hereof), by 12:00 noon on the proposed funding date (in the case of Base Rate Loans) or by 3:00 p.m. at least 2 Business Days before the proposed funding date (in the case of LIBOR Loans). Each Lender shall deposit with Agent an amount equal to its Pro Rata share of the Borrowing requested or deemed requested by such Borrower at Agent's designated bank in immediately available funds not later than 2:00 p.m. on the date of funding of such Borrowing, unless Agent's notice to Lenders is received after 12:00 noon on the proposed funding date of a Base Rate Loan, in which event Lenders shall deposit with Agent their respective Pro Rata shares of the requested Borrowing on or before 11:00 a.m. on the next Business Day. Subject to its receipt of such amounts from Lenders, Agent shall make the proceeds of the Revolver Loans received by it available to a Borrower by disbursing such proceeds in accordance with such Borrower's disbursement instructions set forth in the applicable Notice of Borrowing. Neither Agent nor any Lender shall have any liability on account of any delay by any bank or other depository institution in treating the proceeds of any Revolver Loan as collected funds or any delay in receipt, or any loss, of funds that constitute a Revolver Loan, the wire transfer of which was initiated by Agent in accordance with wiring instructions provided to Agent. Unless Agent shall have been notified in writing by a Lender prior to the proposed time of funding that such Lender does not intend to deposit with Agent an amount equal such Lender's Pro Rata share of the requested Borrowing (or deemed request for a Borrowing pursuant to Section 3.1.1(ii) or (iii) hereof), Agent may assume that such Lender has deposited or promptly will deposit its share with Agent and Agent may in its discretion disburse a corresponding amount to Borrower on the applicable funding date. If a Lender's Pro Rata share of such Borrowing is not in fact deposited with Agent, then, if Agent has disbursed to a Borrower an amount corresponding to such share, then such Lender agrees to pay, and in addition Borrowers agree to repay, to Agent forthwith on demand such corresponding amount, together with interest thereon, for each day from the date such amount is disbursed by Agent to or for the benefit of Borrowers until the date such amount is paid or repaid to Agent, (a) in the case of Borrowers, at the interest rate applicable to such Borrowing and (b) in the case of such Lender, at the Federal Funds Rate. If such Lender repays to Agent such corresponding amount, such amount so repaid shall constitute a Revolver Loan, and if both such Lender and Borrowers shall have repaid such corresponding amount, Agent shall promptly return to Borrowers such corresponding amount in same day funds. A notice from Agent submitted to any Lender with respect to amounts owing under this Section 3.1.2 shall be conclusive, absent manifest error.

           3.1.3.   Settlement and Settlement Loans.

                    (i) In order to facilitate the administration of the Revolver Loans under this Agreement, Lenders agree (which agreement shall be solely between Lenders and Agent and shall not be for the benefit of or enforceable by Borrowers) that settlement among them with respect to the Revolver Loans may take place on a periodic basis on dates determined from time to time by Agent (each a "Settlement Date"), which may occur before or after the occurrence or during the continuance of a Default or Event of Default and whether or not all of the conditions set forth in Section 10 of this Agreement have been met. On each Settlement Date, payment shall be made by or to each Lender in the manner provided herein and in accordance with the Settlement Report delivered by Agent to Lenders with respect to such Settlement Date so that, as of each Settlement Date and after giving effect to the transaction to take place on such Settlement Date, each Lender shall hold its Pro Rata share of all Revolver Loans and participations in LC Outstandings. Agent shall request settlement with the Lenders on a basis not less frequently than once every 5 Business Days.

                    (ii) Between Settlement Dates, Agent may request Fleet to advance, and Fleet may, but shall in no event be obligated to, advance to Borrowers out of Fleet's own funds the entire principal amount of any Borrowing of Revolver Loans that are Base Rate Loans requested or deemed requested pursuant to this Agreement (any such Revolver Loan funded exclusively by Fleet being referred to as a "Settlement Loan"). Each Settlement Loan shall constitute a Revolver Loan hereunder and shall be subject to all of the terms, conditions and security applicable to other Revolver Loans, except that all payments thereon shall be payable to Fleet solely for its own account. The obligation of Borrowers to repay such Settlement Loans to Fleet shall be evidenced by the records of Fleet and need not be evidenced by any settlement note. Agent shall not request Fleet to make any Settlement Loan if (A) Agent shall have received written notice from any Lender that one or more of the applicable conditions precedent set forth in Section 10 hereof will not be satisfied on the requested funding date for the applicable Borrowing or (B) the requested Borrowing would exceed the amount of Availability on the funding date or would cause the then outstanding principal balance of all Settlement Loans to exceed $5,000,000. Fleet shall not be required to determine whether the applicable conditions precedent set forth in Section 10 hereof have been satisfied or the requested Borrowing would exceed the amount of Availability on the funding date applicable thereto prior to making, in its sole discretion, any Settlement Loan. On each Settlement Date, or, if earlier, upon demand by Agent for payment thereof, the then outstanding Settlement Loans shall be immediately due and payable. As provided in Section 3.1.1(ii), Borrowers shall be deemed to have requested (without the necessity of submitting any Notice of Borrowing) Revolver Loans to be made on each Settlement Date in the amount of all outstanding Settlement Loans and to have Agent cause the proceeds of such Revolver Loans to be applied to the repayment of such Settlement Loans and interest accrued thereon. Agent shall notify the Lenders of the outstanding balance of Revolver Loans prior to 11:00 a.m. on each Settlement Date and each Lender (other than Fleet) shall deposit with Agent (without setoff, counterclaim or reduction of any kind) an amount equal to its Pro Rata share of the amount of Revolver Loans deemed requested in immediately available funds not later than 2:00 p.m. on such Settlement Date. Each Lender's obligation to make such deposit with Agent shall be absolute and unconditional and without regard to whether any of the conditions precedent set forth in Section 10 hereof are satisfied, any Out-of-Formula Condition exists or the Commitment Termination Date has occurred. If, as the result of the commencement by or against Borrowers of any Insolvency Proceeding or otherwise, any Settlement Loan may not be repaid by the funding by Lenders of Revolver Loans, then each Lender (other than Fleet) shall be deemed to have purchased a participating interest in any unpaid Settlement Loan in an amount equal to such Lender's Pro Rata share of such Settlement Loan and shall transfer to Fleet, in immediately available funds not later than the 2nd Business Day after Fleet's request therefor, the amount of such Lender's participation. The proceeds of Settlement Loans may be used solely for purposes for which Revolver Loans generally may be used in accordance with Section 1.1.3 hereof. If any amounts received by Fleet in respect of any Settlement Loans are later required to be returned or repaid by Fleet to Borrowers or any other Obligor or their respective representatives or successors-in-interest, whether by court order, settlement or otherwise, the other Lenders shall, upon demand by Fleet with notice to Agent, pay to Agent for the account of Fleet, an amount equal to each other Lender's Pro Rata share of all such amounts required to be returned by Fleet.

           3.1.4. Disbursement Authorization. Each Borrower hereby irrevocably authorizes Agent to disburse the proceeds of each Revolver Loan requested by Borrowers, or deemed to be requested pursuant to Section 3.1.1 or Section 3.1.3(ii), as follows: (i) the proceeds of each Revolver Loan requested under
Section 3.1.1(i) shall be disbursed by Agent in accordance with the terms of the written disbursement letter from Borrowers in the case of the initial Borrowing, and, in the case of each subsequent Borrowing, by wire transfer to such bank account as may be agreed upon by Borrowers and Agent from time to time or elsewhere if pursuant to a written direction from Borrowers; and (ii) the proceeds of each Revolver Loan requested under Section 3.1.1(ii) or Section 3.1.3(ii) shall be disbursed by Agent by way of direct payment of the relevant interest or other Obligation. Any Loan proceeds received by either Borrower or in payment of any of the Obligations shall be deemed to have been received by both Borrowers.

     3.2. Defaulting Lender. If any Lender shall, at any time, fail to make any payment to Agent or Fleet that is required hereunder, Agent may, but shall not be required to, retain payments that would otherwise be made to such defaulting Lender hereunder and apply such payments to such defaulting Lender's defaulted obligations hereunder, at such time, and in such order, as Agent may elect in its sole discretion. With respect to the payment of any funds from Agent to a Lender or from a Lender to Agent, the party failing to make the full payment when due pursuant to the terms hereof shall, upon demand by the other party, pay such amount together with interest on such amount at the Federal Funds Rate. The failure of any Lender to fund its portion of any Revolver Loan or payment in respect of an LC Obligation shall not relieve any other Lender of its obligation, if any, to fund its portion of the Revolver Loan or payment in respect of an LC Obligation on the date of Borrowing, but no Lender shall be responsible for the failure of any other Lender to make any Revolver Loan or payment in respect of an LC Obligation to be made by such Lender on the date of any Borrowing. Solely as among the Lenders and solely for purposes of voting or consenting to matters with respect to any of the Loan Documents, Collateral or any Obligations and determining a defaulting Lender's Pro Rata share of payments and proceeds of Collateral pending such defaulting Lender's cure of its defaults hereunder, a defaulting Lender shall not be deemed to be a "Lender" and such Lender's Commitment shall be deemed to be zero

(0). The provisions of this Section 3.2 shall be solely for the benefit of Agent and Lenders and may not be enforced by Borrowers.

     3.3.  Special Provisions Governing LIBOR Loans.

           3.3.1. Number of LIBOR Loans. In no event may the number of LIBOR Loans outstanding at any time to Borrowers exceed 5.

           3.3.2.   Minimum Amounts. Each Borrowing of LIBOR Loans pursuant to
Section 3.1.1(i), and each continuation of or conversion to LIBOR Loans pursuant to Section 2.1.2 hereof, shall be in a minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount.

           3.3.3. LIBOR Lending Office. Each Lender's initial LIBOR Lending Office is set forth opposite its name on the signature pages hereof. Each Lender shall have the right at any time and from time to time to designate a different office of itself or of any Affiliate as such Lender's LIBOR Lending Office, and to transfer any outstanding LIBOR Loans to such LIBOR Lending Office. No such designation or transfer shall result in any liability on the part of Borrowers for increased costs, Taxes or expenses resulting solely from such designation or transfer. Increased costs for expenses resulting from a change in Applicable Law occurring subsequent to any such designation or transfer shall be deemed not to result solely from such designation or transfer.

           3.3.4. Funding of LIBOR Loans. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBOR Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBOR Loans; provided, however, that such LIBOR Loans shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of Borrowers to repay such LIBOR Loans shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. The calculation of all amounts payable to Lender under Section 2.7 and 2.9 shall be made as if each Lender had actually funded or committed to fund its LIBOR Loan through the purchase of an underlying deposit in an amount equal to the amount of such LIBOR Loan and having a maturity comparable to the relevant Interest Period for such LIBOR Loans; provided, however, each Lender may fund its LIBOR Loans in any manner it deems fit and the foregoing presumption shall be utilized only for the calculation of amounts payable under Section 2.7 and Section 2.10.

     3.4. Borrower Agent. Each Borrower hereby irrevocably appoints DOIC and DOIC agrees to act under this Agreement, as the agent and representative of itself and each other Borrower for all purposes under this Agreement (in such capacity, "Borrower Agent"), including requesting Borrowings, selecting whether any Loan or portion thereof is to bear interest as a Base Rate Loan or a LIBOR Loan, and receiving account statements and other notices and communications to Borrowers (or any of them) from Agent. Agent may rely, and shall be fully protected in relying, on any Notice of Borrowing, Notice of Conversion/Continuation, disbursement instructions, reports, information, Borrowing Base Certificate or any other notice or communication made or given by Borrower Agent, either in its own name, on behalf of either Borrower or on behalf of "the Borrowers," and Agent shall have no obligation to make any inquiry or request any confirmation from or on behalf of any other Borrower as to the binding effect on such Borrower of any such Notice of Borrowing, Notice of Conversion Continuation, instruction, report, information, Borrowing Base Certificate or other notice or communication, nor shall the joint and several character of Borrowers' liability for the Obligations be affected, provided that the provisions of this Section 3.3 shall not be construed so as to preclude either Borrower from directly requesting

Borrowings or taking other actions permitted to be taken by "a Borrower" hereunder. Agent may maintain a single Loan Account in the name of "Danka Office Imaging Company" hereunder, and each Borrower expressly agrees to such arrangement and confirms that such arrangement shall have no effect on the joint and several character of such Borrower's liability for the Obligations.

     3.5. All Loans to Constitute One Obligation. The Loans shall constitute one general obligation of Borrowers and (unless otherwise expressly provided in any Security Document) shall be secured by Agent's Lien upon all of the Collateral; provided, however, that Agent and each Lender shall be deemed to be a creditor of each Borrower and the holder of a separate claim against each Borrower to the extent of any Obligations jointly and severally owed by Borrowers to Agent or such Lender.

SECTION 4. PAYMENTS

     4.1. General Payment Provisions. All payments (including all prepayments) of principal of and interest on the Loans, LC Outstandings and other Obligations that are payable to Agent or any Lender shall be made to Agent in Dollars without any offset or counterclaim, and, with respect to payments made other than by application of balances in the Payment Account, in immediately available funds not later than 1:00 p.m. on the due date (and payment made after such time on the due date to be deemed to have been made on the next succeeding Business
Day). All payments received by Agent shall be distributed by Agent in accordance with Section 4.6 hereof, subject to the rights of offset that Agent may have as to amounts otherwise to be remitted to a particular Lender by reason of amounts due Agent from such Lender under any of the Loan Documents.

     4.2.  Repayment of Revolver Loans.

           4.2.1. Payment of Principal. The outstanding principal amounts with respect to the Revolver Loans shall be repaid as follows:

                    (i) Any portion of the Revolver Loans consisting of the principal amount of Base Rate Loans shall be paid by Borrowers to Agent, for the Pro Rata benefit of Lenders (or, in the case of Settlement Loans, for the sole benefit of Fleet) unless timely converted to a LIBOR Loan in accordance with this Agreement, immediately upon (a) each receipt by Agent, any Lender or Borrowers of any proceeds of any of the Receivables or Inventory, to the extent of such proceeds, (b) the Commitment Termination Date, and (c) in the case of Settlement Loans, the earlier of Fleet's demand for payment or on each Settlement Date with respect to all Settlement Loans outstanding on such date.

                    (ii) Any portion of the Revolver Loans consisting of the principal amount of LIBOR Loans shall be paid by Borrowers to Agent, for the Pro Rata benefit of Lenders, unless converted to a Base Rate Loan or continued as a LIBOR Loan in accordance with the terms of this Agreement, immediately upon (a) the last day of the Interest Period applicable thereto and (b) the Commitment Termination Date. In no event shall Borrowers be authorized to make a voluntary prepayment with respect to any Revolver Loan outstanding as a LIBOR Loan prior to the last day of the Interest Period applicable thereto unless Borrowers pay to Agent, for the Pro Rata benefit of Lenders any amount due Agent and Lenders under Section 2.10 hereof as a consequence of such prepayment. Notwithstanding the foregoing provisions of this Section 4.2.1(ii), if, on any date that Agent receives proceeds of any of the Receivables or Inventory, there are no Revolver Loans outstanding as Base Rate Loans, Agent may either hold such proceeds as cash security for the timely payment of the Obligations or apply such proceeds to any outstanding Revolver Loans bearing interest as LIBOR Loans as the same become due and payable (whether at the end of the applicable Interest Periods or on the Commitment Termination Date); provided that Agent shall remit to Borrower Agent all such cash proceeds and such cash security on any date that each of the Cash Turnover Conditions is satisfied.

                    (iii) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if an Out-of-Formula Condition shall exist, Borrowers shall, on the sooner to occur of Agent's demand or the first Business Day after either Borrower has obtained knowledge of such Out-of-Formula Condition, repay the outstanding Revolver Loans that are Base Rate Loans in an amount sufficient to reduce the aggregate unpaid principal amount of all Revolver Loans by an amount equal to such excess; and, if such payment of Base Rate Loans is not sufficient to eliminate the Out-of-Formula Condition, then Borrowers shall immediately deposit with Agent, for the Pro Rata benefit of Lenders, for application to any outstanding Revolver Loans bearing interest as LIBOR Loans as the same become due and payable (whether at the end of the applicable Interest Periods or on the Commitment Termination Date) cash in an amount sufficient to eliminate such Out-of-Formula Condition, and Agent may (a) hold such deposit as cash security pending disbursement of same to Lenders for application to the Obligations, or (b) if an Event of Default exists, immediately apply such proceeds to the payment of the Obligations, including the Revolver Loans outstanding as LIBOR Loans (in which event Borrowers shall also pay to Agent for the Pro Rata benefit of Lenders any and all amounts required by Section 2.10 to be paid by reason of the prepayment of a LIBOR Loan prior to the last day of the Interest Period applicable thereto).

           4.2.2. Payment of Interest. Interest accrued on the Revolver Loans shall be due and payable on (i) the first day of each calendar quarter (for the immediately preceding quarter), computed through the last day of the preceding quarter, with respect to any Base Rate Loan and (ii) the last day of the applicable Interest Period with respect to any LIBOR Loan, and, if any such LIBOR Loan has an Interest Period of 6 months, on the third month anniversary thereof. Accrued interest shall also be paid by Borrowers on the Commitment Termination Date.

     4.3.  Reserved.

     4.4. Payment of Other Obligations. The balance of the Obligations requiring the payment of money, including the LC Outstandings and Extraordinary Expenses incurred by Agent or any Lender, shall be repaid by Borrowers to Agent for allocation among Agent and Lenders as provided in the Loan Documents, or, if no date of payment is otherwise specified in the Loan Documents, on demand.

     4.5. Marshaling; Payments Set Aside. None of Agent or any Lender shall be under any obligation to marshal any assets in favor of Borrowers or any other Obligor or against or in payment of any or all of the Obligations. To the extent that Borrowers make a payment or payments to Agent or Lenders or any of such Persons receives payment from the proceeds of any Collateral or exercises its right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other Person, then to the extent of any loss by Agent or Lenders, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment or proceeds had not been made or received and any such enforcement or setoff had not occurred. The provisions of the immediately preceding sentence of this Section 4.5 shall survive any termination of the Commitments and Full Payment of the Obligations.

     4.6.  Agent's Allocation of Payments and Collections.

           4.6.1. Allocation of Payments. Subject to the proviso contained in the last sentence of Section 4.2.1(ii), all monies to be applied to the Obligations, whether such monies represent voluntary or mandatory payments or prepayments by one or more Obligors or are received pursuant to demand for payment or realized from any disposition of Collateral, shall be allocated among Agent and such of the Lenders as are entitled thereto (and, with respect to monies allocated to Lenders, on a Pro Rata basis unless otherwise provided herein): (i) first, to Agent to pay principal and accrued interest on any portion of the Revolver Loans which Agent may have advanced on behalf of any Lender and for which Agent has not been reimbursed by such Lender or Borrowers;
(ii) second, to Fleet to pay the principal and accrued interest on any portion of the Settlement Loans outstanding, to be shared with Lenders that have acquired and paid for a participating interest in such Settlement Loans; (iii) third, to the extent that Fleet has not received from any Participating Lender a payment as required by Section 1.3.2, to Fleet to pay all such required payments from each Participating Lender; (iv) fourth, to Agent to pay the amount of Extraordinary Expenses and amounts owing to Agent pursuant to Section 14.10 that have not been reimbursed to Agent by Borrowers, the other Obligors or Lenders, together with interest accrued thereon at the rate applicable to Revolver Loans that are Base Rate Loans; (v) fifth, to Agent to pay any Indemnified Amount that has not been paid to Agent by Obligors or Lenders, together with interest accrued thereon at the rate applicable to Revolver Loans that are Base Rate Loans; (vi) sixth, to Agent to pay any fees due and payable to Agent; (vii) seventh, to each Lender for any Indemnified Amount that such Lender has paid to Agent and any Extraordinary Expenses that such Lender has reimbursed to Agent or such Lender has incurred, to the extent that such Lender has not been reimbursed by Obligors therefor; (viii) eighth, to Fleet to pay principal and interest with respect to LC Outstandings (or to the extent any of the LC Outstandings are contingent and an Event of Default then exists, deposited in the Cash Collateral Account to provide security for the payment of the LC Outstandings), which payment shall be shared with the Participating Lenders in accordance with
Section 1.3.2(iii); (ix) ninth, to Lenders in payment of the unpaid principal and accrued interest in respect of the Loans (other than Settlement Loans) and other Obligations (excluding Banking Relationship Debt) then outstanding; and
(x) tenth, to the payment of any unpaid Banking Relationship Debt. The allocations set forth in this Section 4.6 are solely to determine the rights and priorities of Agent and Lenders as among themselves and may be changed by Agent and Lenders without notice to or the consent or approval of either Borrower or any other Person.

           4.6.2. Erroneous Allocation. Agent shall not be liable for any allocation or distribution of payments made by it in good faith and, if any such allocation or distribution is subsequently determined to have been made in error, the sole recourse of any Lender to which payment was due but not made shall be to recover from the other Lenders any payment in excess of the amount to which such other Lenders are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them).

     4.7. Application of Payments and Collateral Proceeds. All Payment Items received by Agent by 1:00 p.m. on any Business Day shall be deemed received on that Business Day. All Payment Items received by Agent after 1:00 p.m. on any Business Day shall be deemed received on the following Business Day. Each Borrower irrevocably waives the right to direct the application of any and all payments and Collateral proceeds at any time or times hereafter received by Agent or any Lender from or on behalf of Borrowers, and each Borrower does hereby irrevocably agree that Agent shall have the continuing exclusive right to apply and reapply any and all such payments and Collateral proceeds received at any time or times hereafter by Agent or its agent against the Obligations, in such manner as Agent may deem advisable, notwithstanding any entry by Agent upon any of its books and records. If, as the result of Agent's collection of proceeds of Receivables and other Collateral as authorized by Section 7.2.6 a credit balance exists, such credit balance shall not accrue interest in favor of Borrowers, but shall be available to Borrowers on any date that each of the Cash Turnover Conditions is satisfied.

     4.8.  Loan Accounts; the Register; Account Stated.

           4.8.1. Loan Accounts. Each Lender shall maintain in accordance with its usual and customary practices an account or accounts (a "Loan Account") evidencing the Debt of Borrowers to such Lender resulting from each Loan owing to such Lender from time to time, including the amount of principal and interest payable to such Lender from time to time hereunder and under each Note payable to such Lender. Any failure of a Lender to record in the Loan Account, or any error in doing so, shall not limit or otherwise affect the obligation of Borrowers hereunder (or under any Note) to pay any amount owing hereunder to such Lender.

           4.8.2. The Register. Agent shall maintain a register (the "Register") which shall include a master account and a subsidiary account for each Lender and in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type of each Loan comprising such Borrowing and any Interest Period applicable thereto, (ii) the effective date and amount of each Assignment and Acceptance delivered to and accepted by it and the parties thereto, (iii) the amount of any principal or interest due and payable or to become due and payable from Borrowers to each Lender hereunder or under the Notes, and (iv) the amount of any sum received by Agent from Borrowers or any other Obligor and each Lender's share thereof. The Register shall be available for inspection by Borrowers or any Lender at the offices of Agent at any reasonable time and from time to time upon reasonable prior notice. Any failure of Agent to record in the Register, or any error in doing so, shall not limit or otherwise affect the obligation of Borrowers hereunder (or under any Note) to pay any amount owing with respect to the Loans or provide the basis for any claim against Agent.

           4.8.3. Entries Binding. The entries made in the Register and each Loan Account shall constitute rebuttably presumptive evidence of the information contained therein; provided, however, that if a copy of information contained in the Register or any Loan Account is provided to any Person, or any Person inspects the Register or any Loan Account, at any time or from time to time, then the information contained in the Register or the Loan Account, as applicable, shall be conclusive and binding on such Person for all purposes absent manifest error, unless such Person notifies Agent in writing within 30 days after such Person's receipt of such copy or such Person's inspection of the Register or Loan Account of its intention to dispute the information contained therein.

     4.9.  Gross Up for Taxes.

           4.9.1. Gross-Up. If Borrowers shall be required by Applicable Law to withhold or deduct any Indemnified Taxes from or in respect of any sum payable under this Agreement or any of the other Loan Documents, (a) the sum payable to Agent or such Lender shall be increased as may be necessary so that, after making all required withholding or deductions in respect of such Indemnified Taxes, Agent or such Lender (as the case may be) receives an amount equal to the sum it would have received had no such withholding or deductions been made, (b) Borrowers shall make such withholding or deductions, and (c) Borrowers shall pay the full amount withheld or deducted to the relevant taxation authority or other authority in accordance with Applicable Law.

           4.9.2. Tax Benefits and Withholding Tax Documentation. If Agent or any Lender determines that it has received a refund, credit, or other reduction of taxes in respect of any Indemnified Taxes paid by Borrowers, such Person shall within 30 days from the date of actual receipt of such refund or the filing of the tax return in which such credit or other reduction results in a lower tax payment, pay over such refund or the amount of such tax reduction to Borrowers (but only to the extent of Taxes paid by Borrowers), net of all out-of-pocket expenses of such Person, and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund). Notwithstanding anything to the contrary in this Agreement, upon the request of Agent or any Lender, Borrowers agree to repay any amount paid over to the Borrowers pursuant to the immediately preceding sentence (plus penalties, interest, or other charges) if such Person is required to repay such amount to the taxing Governmental Authority, and such repayment obligation of Borrowers shall survive Full Payment of the Obligations and the termination of any of the Commitments.

     4.10. Withholding Tax Documentation. At least 5 Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Foreign Lender, such Foreign Lender agrees that it will deliver to Borrowers and Agent 2 duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI (or any subsequent replacement substitute or form therefor), certifying in either case that such Lender is entitled to receive payment under this Agreement and its Note without deduction or withholding of any United States federal income taxes. Each Foreign Lender which so delivers a Form W-8BEN or W-8ECI further undertakes to deliver to Borrowers and Agent 2 additional copies of such form (or a successor form) on or before the date that such form expires (currently, 3 successive calendar years for Form W-8BEN and one calendar year for Form W-8ECI) or becomes obsolete or after the occurrence of any event requiring a change in the most form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by Borrowers or Agent, in each case, certifying that such Foreign Lender is entitled to receive payments under this Agreement and its Notes without deduction or withholding of any United States federal income taxes, unless an event (including any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required that renders all such forms inapplicable or that would prevent such Foreign Lender from duly completing and delivering any such form with respect to it and such Lender advises Borrowers and Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income taxes.

           At such times as Borrowers may reasonably request in writing, Agent and each Lender agree to furnish to Borrowers duly executed and properly completed forms, certificates and documents (including, without limitation, IRS Forms W-8 and W-9, related certificates and any forms or certificates of a similar nature for any other taxing jurisdiction) as may be reasonably necessary or appropriate to claim an exemption from or reduction in any withholding or other Tax to which such Person is legally entitled.

     4.11. Nature and Extent of Each Borrower's Liability.

           4.11.1. Joint and Several Liability. Each Borrower shall be liable for, on a joint and several basis, and hereby guarantees the timely payment by all other Borrowers of, all of the Loans and other Obligations, regardless of which Borrower actually may have received the proceeds of any Loans or other extensions of credit hereunder or the amount of such Loans received or the manner in which Agent or any Lender accounts for such Loans or other extensions of credit on its books and records, it being acknowledged and agreed that Loans to either Borrower inure to the mutual benefit of all Borrowers and that Agent and Lenders are relying on the joint and several liability of Borrowers in extending the Loans and other financial accommodations hereunder. Each Borrower hereby unconditionally and irrevocably agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest owed on, any of the Loans or other Obligations, such Borrower shall forthwith pay the same, without notice or demand.

           4.11.2. Unconditional Nature of Liability. Each Borrower's joint and several liability hereunder with respect to, and guaranty of, the Loans and other Obligations shall, to the fullest extent permitted by Applicable Law, be unconditional irrespective of (i) the validity, enforceability, avoidance or subordination of any of the Obligations or of any promissory note or other document evidencing all or any part of the Obligations, (ii) the absence of any attempt to collect any of the Obligations from any other Obligor or any Collateral or other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by Agent or any Lender with respect to any provision of any instrument evidencing or securing the payment of any of the Obligations, or any other agreement now or hereafter executed by any other Borrower and delivered to Agent or any Lender, (iv) the failure by Agent to take any steps to perfect or maintain the perfected status of its security interest in or Lien upon, or to preserve its rights to, any of the Collateral or other security for the payment or performance of any of the Obligations or Agent's release of any Collateral or of its Liens upon any Collateral, (v) Agent's or Lenders' election, in any proceeding instituted under the Bankruptcy Code, for the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the release or compromise, in whole or in part, of the liability of any Obligor for the payment of any of the Obligations, (viii) any amendment or modification of any of the Loan Documents or waiver of any Default or Event of Default, (ix) any increase in the amount of the Obligations beyond any limits imposed herein or in the amount of any interest, fees or other charges payable in connection therewith, or any decrease in the same, (x) the disallowance of all or any portion of Agent's or any Lender's claims against any other Obligor for the repayment of any of the Obligations under Section 502 of the Bankruptcy Code, or (xi) any other circumstance that might constitute a legal or equitable discharge or defense of either Borrower. After the occurrence and during the continuance of any Event of Default, Agent may proceed directly and at once, without notice to any Obligor, against any or all of Obligors to collect and recover all or any part of the Obligations, without first proceeding against any other Obligor or against any Collateral or other security for the payment or performance of any of the Obligations, and each Borrower waives any provision that might otherwise require Agent under Applicable Law to pursue or exhaust its remedies against any Collateral or Obligor before pursuing another Obligor. Each Borrower consents and agrees that Agent shall be under no obligation to marshal any assets in favor of any Obligor or against or in payment of any or all of the Obligations.

           4.11.3. No Reduction in Liability for Obligations. No payment or payments made by an Obligor or received or collected by Agent from a Borrower or any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of either Borrower under this Agreement, each of whom shall remain jointly and severally liable for the payment and performance of all Loans and other Obligations until the Obligations are paid in full and this Agreement is terminated.

           4.11.4. Contribution. Each Borrower is unconditionally obligated to repay the Obligations as a joint and several obligor under this Agreement. If, as of any date, the aggregate amount of payments made by a Borrower on account of the Obligations and proceeds of such Borrower's Collateral that are applied to the Obligations exceeds the aggregate amount of Loan proceeds actually advanced to such Borrower (such excess amount being referred to as an "Accommodation Payment"), then each of the other Borrowers (each such Borrower being referred to as a "Contributing Borrower") shall be obligated to pay to such Borrower (the "Paying Borrower") in an amount equal to (A) the product derived by multiplying the sum of each Accommodation Payment of each Borrower by the Allocable Percentage of the Borrower from whom contribution is sought less
(B) the amount, if any, of the then outstanding Accommodation Payment of such Contributing Borrower (such last mentioned amount which is to be subtracted from the aforesaid product to be increased by any amounts theretofore paid by such Contributing Borrower by way of contribution hereunder, and to be decreased by any amounts theretofore received by such Contributing Borrower by way of contribution hereunder); provided, however, that a Paying Borrower's recovery of contribution hereunder from the other Borrowers shall be limited to that amount paid by the Paying Borrower in excess of its Allocable Percentage of all Accommodation Payments then outstanding of all Borrowers. As used herein, the term "Allocable Percentage" shall mean, on any date of determination thereof, a fraction the denominator of which shall be equal to the number of Borrowers who are parties to this Agreement on such date and the numerator of which shall be 1; provided, however, that such percentages shall be modified in the event that contribution from a Borrower is not possible by reason of insolvency, bankruptcy or otherwise by reducing such Borrower's Allocable Percentage equitably and by adjusting the Allocable Percentage of the other Borrowers proportionately so that the Allocable Percentages of all Borrowers at all times equals 100%.

           4.11.5. Subordination. Each Borrower and PLC each hereby subordinates any claims, including any right of payment, subrogation, contribution and indemnity, that it may have from or against any other Obligor, and any successor or assign of any other Obligor, including any trustee, receiver or debtor-in-possession, howsoever arising, due or owing or whether heretofore, now or hereafter existing, to the Full Payment of all of the Obligations.

SECTION 5. TERM AND TERMINATION OF COMMITMENTS

     5.1. Term of Commitments. Subject to each Lender's right to cease making Loans and other extensions of credit to Borrowers when any Default or Event of Default exists or upon termination of the Commitments as provided in Section 5.2 hereof, the Commitments shall be in effect for a period of 3 years from the date hereof through the close of business on July 1, 2006 (the "Term").

     5.2.  Termination.

           5.2.1. Termination by Agent. Agent may (and upon the direction of the Required Lenders, shall) terminate the Commitments without notice at any time that an Event of Default exists; provided, however, that the Commitments shall automatically terminate as provided in Section 11.2 hereof.

           5.2.2. Termination by Borrowers. Upon at least 5 Business Days prior written notice to Agent (but not more than 15 Business Days prior written notice), Borrowers may, at their option, terminate the Commitments; provided, however, no such termination by Borrowers shall be effective until Full Payment of the Obligations. Any notice of termination given by Borrowers shall be irrevocable unless Agent otherwise agrees in writing. Borrowers may elect to terminate the Commitments in their entirety only. No section of this Agreement, Type of Loan available hereunder or Commitment may be terminated by Borrowers singly.

           5.2.3. Termination and Commitment Reduction Charges. On the effective date of termination of the Commitments pursuant to Section 5.2.1 or 5.2.2, and on the effective date of each

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

reduction in the amount of the Commitments pursuant to Section 1.1.5, Borrowers shall pay to Agent, for the Pro Rata benefit of Lenders (in addition to, in the case of a termination of the Commitments, the then outstanding principal, accrued interest, fees and other charges owing under the terms of this Agreement and any of the other Loan Documents), as liquidated damages for the loss of the bargain and not as a penalty, (i) an amount equal to 1.0% of the Commitments if termination occurs on or before July 1, 2004, and 0.5% of the Commitments if termination occurs on or before January 1, 2006, and (ii) an amount equal to 1.0% of the amount by which the Commitments are reduced for each reduction that occurs on or before July 1, 2004, and 0.5% of the amount by which the Commitments are reduced for each reduction that occurs on or before January 1, 2006; provided that, in no event shall any termination or reduction charge be payable if the effective date of termination or reduction of the Commitments occurs after January 1, 2006. Notwithstanding the foregoing, if, on any date that an Event of Default does not exist, Agent exercises its discretion or reasonable credit judgment to increase the amount of the Availability Reserve, to decrease advance rates with respect to Eligible Receivables or Eligible Inventory or to alter the eligibility criteria for Receivables or Inventory and, if as a consequence of such exercise by Agent of such discretion or reasonable credit judgment, either a Default or an Event of Default exists, then Borrowers may terminate the Commitments, without charge, by giving to Agent a termination notice. Such termination notice must be given no later than 60 days after the exercise by Agent of such discretion or reasonable credit judgment and shall specify an effective date of termination that is no later than 60 days after the date on which Borrowers sent such termination notice, but such termination notice shall be revocable at any time prior to the stated termination date in such termination notice.

           5.2.4. Effect of Termination. On the effective date of termination of the Commitments by Agent or by Borrowers, all of the Obligations shall be immediately due and payable and Lenders shall have no obligation to make any Loans and Fleet shall have no obligation to procure any Letters of Credit. All undertakings, agreements, covenants, warranties and representations of Borrowers contained in the Loan Documents shall survive any such termination and Agent shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination until Full Payment of the Obligations. Notwithstanding the Full Payment of the Obligations, Agent shall not be required to terminate its security interests in any of the Collateral unless, with respect to any loss or damage Agent may incur as a result of the dishonor or return of any Payment Items applied to the Obligations, Agent shall have received either (i) a written agreement, executed by Borrowers and any Person reasonably deemed financially responsible by Agent whose loans or other advances to Borrowers are used in whole or in part to satisfy the Obligations, indemnifying Agent and Lenders from any such loss or damage; or (ii) such monetary reserves and Liens on the Collateral for such period of time as Agent, in its reasonable discretion, may deem necessary to protect Agent from any such loss or damage. The provisions of Sections 2.4, 2.7, 2.8, 2.9, 4.5, 4.9 and this Section 5.2.4 and all obligations of Borrowers to indemnify Agent or any Lender pursuant to this Agreement or any of the other Loan Documents, shall in all events survive any termination of the Commitments and Full Payment of the Obligations.

SECTION 6. COLLATERAL

     6.1. Grant of Security Interest. To secure the prompt payment and performance of all of the Obligations, each Borrower hereby grants to Agent, for the benefit of Secured Parties, a continuing security interest in and Lien upon all of the following Property and interests in Property of such Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

                    (i)    all Accounts and other Receivables;

                    (ii)   all Inventory;

                    (iii)  all Instruments;

                    (iv)   all Chattel Paper;

                    (v)    all Documents;

                    (vi) all General Intangibles, including Payment Intangibles and Software;

                    (vii)  all Deposit Accounts;

                    (viii) all Investment Property (but excluding any portion thereof that constitutes Margin Stock unless otherwise expressly provided in any Security Documents);

                    (ix)   all Letter-of-Credit Rights;

                    (x) all monies now or at any time or times hereafter in the possession or under the control of Agent or a Lender or a bailee or Affiliate of Agent or a Lender, including any Cash Collateral in the Cash Collateral Account;

                    (xi) all accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through (x) above, including proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral and claims against any Person for loss of, damage to or destruction of any of the Collateral; and

                    (xii) all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs, and other computer materials and records) of such Borrower pertaining to any of (i) through (xi) above.

     6.2. Lien on Deposit Accounts. As additional security for the payment and performance of the Obligations, each Borrower hereby grants to Agent, for the benefit of Secured Parties, a continuing security interest in and Lien upon all of such Borrower's right, title and interest in and to each Deposit Account of such Borrower and in and to any deposits or other sums at any time credited to each such Deposit Account, including any sums in any blocked account or any special lockbox account and in the accounts in which sums are deposited. In connection with the foregoing, each Borrower hereby authorizes and directs each such bank or other depository to pay or deliver to Agent upon its written demand therefor made at any time when an Event of Default exists and without further notice to such Borrower (such notice being hereby expressly waived), all balances in each Deposit Account maintained by such Borrower with such depository for application to the Obligations then outstanding, and the rights given Agent in this Section shall be cumulative with and in addition to Agent's other rights and remedies in regard to the foregoing Property as proceeds of Collateral. Each Borrower hereby irrevocably appoints Agent as such Borrower's attorney-in-fact to collect any and all such balances to the extent any such payment is not made to Agent by such bank or other depository after demand thereon is made by Agent pursuant hereto.

     6.3.  Other Collateral.

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           6.3.1.   Cash Collateral. In addition to the items of Property
referred to in Section 6.1 above, the Obligations shall also be secured by the Cash Collateral to the extent provided herein.

           6.3.2. Commercial Tort Claims. Each Borrower shall promptly notify Agent in writing upon such Borrower's obtaining a Commercial Tort Claim after the Closing Date against any Person that it intends to pursue and, upon Agent's written request, promptly do all things necessary or appropriate to confer upon Agent, for the benefit of the Secured Parties, a security interest in each such Commercial Tort Claim as security for the Obligations and do such other acts or things reasonably deemed appropriate by Agent.

           6.3.3. Certain After-Acquired Collateral. Each Borrower shall promptly notify Agent in writing upon such Borrower's obtaining any Collateral after the Closing Date consisting of Deposit Accounts or consisting of Investment Property, Letter-of-Credit Rights or Electronic Chattel Paper with an individual value or face amount, as the case may be, of $250,000 or more and, upon Agent's request, shall promptly execute such documents (in form and substance reasonably satisfactory to Agent) and do such other acts or things deemed appropriate by Agent to confer upon Agent control with respect to such Collateral; promptly notify Agent in writing upon either Borrower's obtaining any Collateral after the Closing Date consisting of Negotiable Documents or Instruments (other than (i) Instruments consisting of checks to be deposited for collection in the Ordinary Course of Business and (ii) other Instruments with an individual value of $250,000 or less) and, upon Agent's request, shall promptly execute such documents (in form and substance reasonably satisfactory to Agent) and do such other acts or things deemed appropriate by Agent to deliver to it possession of such Documents as are negotiable and Instruments, and with respect to Collateral having a value in excess of $250,000 (other than Collateral that is the subject of a Product Lease) that is in the possession of a third party other than certificated securities and goods covered by a Document, Borrowers shall use commercially reasonable efforts to obtain an acknowledgment from the third party that is in possession of such Collateral that such third party holds the Collateral for the benefit of Agent.

           6.3.4. Other Collateral. The payment and performance of the Obligations shall also be secured by the Property of each Obligor in which a Lien is granted pursuant to any of the Security Documents, including the Dankalux Pledge Documents and the Servicing Agreement.

     6.4. No Assumption of Liability. The security interest granted pursuant to this Agreement is granted as security only and shall not subject Agent or any Lender to, or in any way alter or modify, any obligation of liability of Borrowers with respect to or arising out of the Collateral.

     6.5. Lien Perfection; Further Assurances. Promptly after Agent's request therefor, Borrowers shall execute or cause to be executed and deliver to Agent such instruments, assignments, or other documents as are necessary under the UCC or other Applicable Law to perfect (or continue the perfection of) Agent's Lien upon the Collateral and shall take such other action as may be reasonably requested by Agent to give effect to or carry out the intent and purposes of this Agreement. Unless prohibited by Applicable Law, each Borrower hereby irrevocably authorizes Agent to execute and file in any jurisdiction any financing statement or amendment thereto on such Borrower's behalf, including financing statements with respect to the Collateral. Each Borrower also hereby ratifies its authorization for Agent to have filed in any jurisdiction any like financing statement or amendment thereto if filed prior to the date hereof.

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     6.6.  Exclusions from Collateral. Notwithstanding anything to the contrary set forth in Section 6.1 above, the types or items of Collateral described in such Section shall not include:

           6.6.1. Any Borrower's rights or interests in any contract, lease, license or permit to which such Borrower is a party to the extent that the grant of a security interest or Lien therein to Agent is prohibited and such prohibition is not waived or the consent of the other party to such contract, lease, license or permit is not obtained, provided that the foregoing exclusion shall not be construed (a) to apply if any such prohibition is ineffective or unenforceable under Sections 9-406, 9-407, 9-408 or 9-409 of the UCC or other Applicable Law; or (b) so as to limit, impair or otherwise affect Agent's continuing security interests in and Liens upon any rights or interests of a Borrower in or to monies due or to become due under any such contract, lease, license or permit (including any Accounts); or

           6.6.2.  Equity Interests in any Foreign Subsidiary.

SECTION 7. COLLATERAL ADMINISTRATION

     7.1.  General Provisions.

           7.1.1. Location of Collateral. Except as provided in this Section 7.1.1, all tangible items of Collateral, other than In-Transit Inventory, Inventory in transit from one location of a Domestic Obligor to another location of a Domestic Obligor and Inventory that is the subject of a Product Lease, shall at all times be kept by Borrowers at one or more of the business locations of Borrowers set forth in Schedule 7.1.1 hereto and shall not be moved therefrom, without the prior written approval of Agent, except that in the absence of an Event of Default and acceleration of the maturity of the Obligations in consequence thereof, Borrowers may (i) make sales or other dispositions of any Collateral to the extent authorized by Section 9.2.10 hereof and (ii) move Inventory or any record relating to any Collateral to a location in the United States other than those shown on Schedule 7.1.1 hereto so long as Borrowers shall give Agent written notice of any such new location at which Inventory with an aggregate value in excess of $500,000 is maintained within 30 days of such Borrower's establishment of such location. Notwithstanding anything to the contrary contained in this Agreement, Borrowers shall not be permitted to keep, store or otherwise maintain any Collateral consisting of Inventory having a value in excess of $500,000 at any location (including any location described in Schedule 7.1.1), unless (i) a Borrower is the owner of such location, (ii) a Borrower leases such location (and, in the absence of a Lien Waiver from the landlord, Agent shall be authorized to increase the Rent Reserve), (iii) the Collateral consists of Inventory placed with United Parcel Service or an affiliate of United Parcel Service ("UPS") at DOIC's warehouse location in Indianapolis, Indiana (provided that if Agent has not received an acceptable Lien Waiver from UPS within 30 days of the Closing Date, Agent shall be authorized to establish reserves against the Borrowing Base deemed necessary by Agent in the exercise of its reasonable business judgment), (iv) the Collateral consists of Inventory placed with a warehouseman, bailee or processor (other than UPS) and, if such Inventory has an aggregate value in excess of $500,000, Agent has received from such warehouseman, bailee or processor an acceptable Lien Waiver (and, in the absence of a Lien Waiver, Agent shall be authorized to establish reserves against the Borrowing Base as are deemed necessary by Agent in the exercise of its reasonable business judgment) and (v) leased Inventory maintained at customer locations.

           7.1.2.   Insurance of Collateral; Condemnation Proceeds.

                    (i) Each Borrower shall maintain and pay for insurance upon all Collateral, wherever located, covering casualty, hazard, public liability, theft, malicious mischief, and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Agent.
     Schedule 7.1.2 describes all insurance of Borrowers in effect on the date hereof.

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

     Borrowers shall deliver the originals or certified copies of such policies to Agent with lender's loss payable endorsements reasonably satisfactory to Agent naming Agent as sole loss payee, assignee or additional insured, as appropriate. Each policy of insurance or endorsement, unless otherwise agreed to in writing by Agent, shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Agent in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Agent shall not be impaired or invalidated by any act or neglect of either Borrower or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. If either Borrower fails to provide and pay for such insurance, Agent may, at its option, but shall not be required to, procure the same and charge Borrowers therefor. Each Borrower agrees to deliver to Agent, promptly after Agent's request therefor, true copies of all reports made in any reporting forms to insurance companies. For so long as no Event of Default exists, each Borrower shall have the right to settle, adjust and compromise any claim with respect to any insurance maintained by such Borrower provided that (i) all proceeds thereof with respect to any claim in excess of $250,000 shall be remitted to Agent in the manner specified in this Agreement and (ii) all proceeds thereof are applied in the manner specified in this Agreement, and Agent agrees promptly to provide any necessary endorsement to any checks or drafts issued in payment of any such claim. At any time that an Event of Default exists, only Agent shall be authorized to settle, adjust and compromise such claims, Agent shall have all rights and remedies with respect to such policies of insurance as are provided for in this Agreement and the other Loan Documents.

                    (ii)   Any proceeds of insurance referred to in this Section
     7.1.2 and any condemnation awards that are paid to Agent in connection with a condemnation of any of the Collateral shall be paid to Agent and applied first to the payment of the Revolver Loans and then to any other Obligations then due and payable; provided, however, that if an Event of Default exists on the date of Agent's receipt thereof, Agent may apply such proceeds to the Obligations in such order of application that is not inconsistent with Section 4.6.1.

           7.1.3. Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping any Collateral, all Taxes imposed under any Applicable Law on any of the Collateral or in respect of the sale thereof, and all other payments required to be made by Agent to any Person to realize upon any Collateral shall be borne and paid by Borrowers. Agent shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Agent's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other Person whomsoever, but the same shall be at Borrowers' sole risk.

           7.1.4. Defense of Title to Collateral. Each Borrower shall at all times defend such Borrower's title to the Collateral and Agent's Liens therein against all Persons and all claims and demands whatsoever other than Permitted Liens.

     7.2.  Administration of Receivables.

           7.2.1. Records and Schedules of Receivables. Each Borrower shall keep accurate and complete records of its Receivables and all payments and collections thereon and shall submit to Agent on such periodic basis as Agent shall request a sales and collections report for the preceding period, in form satisfactory to Agent. Each Borrower shall also provide to Agent on or before the 15th day of each month, a detailed aging report of all of its Receivables existing as of the last day of the preceding month, specifying the names, addresses, face value, dates of invoices and due dates for each Receivable Debtor obligated on an Receivable so listed ("Schedule of Receivables"), and, upon Agent's request therefor, copies of proof of delivery and a copy of all documents, including repayment histories and present status reports relating to the Receivables so scheduled and such other matters and information relating to the status of such then existing Receivables as Agent shall reasonably request. In addition, if at any time after the delivery of a Schedule of Receivables the sum of Eligible Receivables set forth in such Schedule of Receivables that cease to be Eligible Receivables exceeds any new Eligible Receivables generated since the date of such Schedule of Receivables by more than $4,000,000, then Borrowers shall notify Agent of such occurrence promptly (and in any event within 2 Business Days) after either Borrower's having obtained knowledge of such occurrence and the Borrowing Base shall thereupon and forthwith be adjusted to reflect such occurrence. Upon Agent's request, each Borrower shall deliver to Agent copies of invoices or invoice registers related to all of its Receivables.

           7.2.2. Discounts, Disputes and Returns. If either Borrower grants any discounts, allowances or credits that are not shown on the face of the invoice for the Receivable involved, such Borrower shall report such discounts, allowances or credits, as the case may be to Agent as part of the next required Schedule of Receivables. If any amounts due and owing in excess of $200,000 are in dispute between either Borrower and any Receivable Debtor which amounts were not reported on the Schedule of Receivables most recently delivered to Agent as disputed, or if any returns are made during the period since the date covered by the Schedule of Receivables most recently delivered to Agent in excess of $500,000 with respect to any Receivables owing from any Receivable Debtor, such Borrower shall provide Agent with written notice thereof at the time of submission of the next Schedule of Receivables, explaining in detail the reason for the dispute or return, all claims related thereto and the amount in controversy. At any time an Event of Default exists, Agent shall have the right to settle or adjust all disputes and claims directly with the Receivable Debtor and to compromise the amount or extend the time for payment of any Receivables comprising a part of the Collateral upon such terms and conditions as Agent may deem advisable, and to charge the deficiencies, costs and expenses thereof, including attorneys' fees, to Borrowers.

           7.2.3. Taxes. If a Receivable of either Borrower includes a charge for any Taxes payable to any Governmental Authority, Agent is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of such Borrower and to charge Borrowers therefor; provided, however, that neither Agent nor Lenders shall be liable for any Taxes that may be due by Borrowers.

           7.2.4. Receivable Verification. Whether or not a Default or an Event of Default exists, Agent shall have the right at any time, in the name of Agent, any designee of Agent or either Borrower to verify the validity, amount or any other matter relating to any Receivables of such Borrower by mail, telephone, telegraph or otherwise. Borrowers shall cooperate fully with Agent in an effort to facilitate and promptly conclude any such verification process.

           7.2.5. Maintenance of Dominion Account. Borrowers shall maintain a Dominion Account pursuant to a lockbox or other arrangement acceptable to Agent and with such bank as may be selected by Borrowers and be acceptable to Agent (and, for purposes hereof, Bank of America,

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

N.A. shall be acceptable). Borrowers shall issue to each such lockbox bank an irrevocable letter of instruction directing such bank to deposit all payments or other remittances received in the lockbox (the "Lockbox") to the Dominion Account and to transmit by daily wire all collected funds to the Payment Account. Borrowers shall enter into agreements, in form satisfactory to Agent, with each bank at which a Dominion Account is maintained by which such bank shall transfer to the Payment Account all monies deposited to the Dominion Account on each Business Day. All funds deposited in each Dominion Account shall be subject to Agent's Lien and sole control. Borrowers shall obtain the agreement (in favor of and in form and content satisfactory to Agent and Lenders) by each bank at which a Dominion Account is maintained to waive or subordinate in a manner satisfactory to Agent any offset rights against the funds deposited into such Dominion Account, except offset rights in respect of charges incurred in the administration of such Dominion Account and returned items credited thereto. Neither Agent nor Lenders assume any responsibility to Borrowers for such lockbox arrangement or Dominion Account, including any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

           7.2.6. Collection of Receivables and Proceeds of Collateral. To expedite collection, each Borrower shall endeavor in the first instance to make collection of such Borrower's Receivables (including, in the case of DOIC, all Payment Items with respect to the Purchased Receivables) for Agent and Lenders. All Payment Items received by an Obligor in respect of Receivables constituting Collateral, together with the proceeds of any other Collateral, shall be held by such Obligor as trustee of an express trust for Agent's benefit and such Obligor shall promptly deposit same in kind in the Dominion Account. Agent retains the right at all times that an Event of Default exists to notify Receivable Debtors of either Borrower that Receivables have been assigned to Agent and to collect such Receivables directly in Agent's own name and to charge to Borrowers the collection costs and expenses incurred by Agent or Lenders, including reasonable attorneys' fees. Agent shall remit to Borrower Agent all collected balances in the Payment Account on any date that each of the Cash Turnover Conditions is satisfied.

     7.3.  Administration of Inventory.

           7.3.1. Records and Reports of Inventory. Each Borrower shall keep accurate and complete records of its Inventory and shall furnish Agent and Lenders inventory reports respecting such Inventory in form and detail satisfactory to Agent and Lenders at such times as Agent and Lenders may request, but so long as no Default or Event of Default exists, no more frequently than once each week. Each Borrower shall, at its own expense, conduct a physical inventory no less frequently than annually and periodic cycle counts consistent with such Borrower's historical practices and shall provide to Agent and Lenders a report based on each such physical inventory and cycle count promptly after completion thereof, together with such supporting information as Agent shall reasonably request. Agent may participate in and observe each physical count or inventory, which participation shall be at Borrowers' expense at any time that an Event of Default exists.

           7.3.2. Returns of Inventory. No Borrower shall return any of its Inventory to a supplier or vendor thereof, or any other Person, whether for cash, credit against future purchases or then existing payables, or otherwise, unless (i) such return is in the Ordinary Course of Business of such Borrower and such Person or is otherwise required under the terms of an existing agreement (as in effect on the date hereof) with a supplier pursuant to which such supplier has agreed to repurchase such Inventory; (ii) no Event of Default exists or would result therefrom; (iii) the return of such Inventory will not result in an Out-of-Formula Condition (after giving effect to any contemporaneous repayment of the Obligations); (iv) such Borrower promptly notifies Agent thereof if the aggregate Value of all Inventory returned in any month exceeds $500,000; and (v) any payments received by such Borrower in connection with any such return are promptly turned over to Agent for application to the Obligations.

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

           7.3.3. Acquisitions of Inventory. No Borrower shall acquire or accept any Inventory on consignment or approval and will not knowingly acquire Inventory that is produced in the United States of America and not produced in accordance with the FLSA.

     7.4. Borrowing Base Certificates. On the Closing Date and on or before the fifteenth day of each month after the Closing Date, Borrowers shall deliver to Agent (and Agent shall, on request from a Lender, promptly deliver to such Lender) a Borrowing Base Certificate prepared as of the close of business on the last day of the immediately preceding month, and at such other times as Agent may request. All calculations of Availability in connection with any Borrowing Base Certificate shall originally be made by Borrowers and certified by a Senior Officer to Agent, provided that Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (i) to reflect its reasonable estimate of declines in value of any of the Collateral described therein and (ii) to the extent that such calculation is not in accordance with this Agreement or does not accurately reflect the amount of the Availability Reserve. In no event shall the Borrowing Base be deemed to exceed the amount of the Borrowing Base shown on the Borrowing Base Certificate last received by Agent prior to such date, as such Borrowing Base Certificate may be adjusted from time to time by Agent as herein authorized.

SECTION 8. REPRESENTATIONS AND WARRANTIES

     8.1. General Representations and Warranties. To induce Agent and Lenders to enter into this Agreement and to make available the Commitments, each Borrower and PLC warrants and represents to Agent and Lenders that:

           8.1.1. Organization and Qualification. Each Borrower, PLC and each of PLC's other Subsidiaries is an entity duly organized, validly existing and in good standing (but only to the extent applicable for any Foreign Obligor) under the laws of the jurisdiction of its organization. Each Borrower, PLC and each of PLC's other Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation (i) with respect to the Domestic Obligors on the Closing Date, in each state or jurisdiction listed on Schedule
8.1.1 hereto and (ii) with respect to PLC and its Subsidiaries, at all times in all other states and jurisdictions in which the failure of such Borrower or any of such Subsidiaries to be so qualified would have a Material Adverse Effect.

           8.1.2. Power and Authority. Each Obligor is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary action and do not and will not (i) require any consent or approval of any of the holders of the Equity Interests of any Obligor other than those obtained on or prior to the date hereof; (ii) contravene the Organization Documents of any Obligor; (iii) violate, or cause either Borrower, PLC or any of PLC's other Subsidiaries to be in default under, any provision of any Applicable Law, order, writ, judgment, injunction, decree, determination or award in effect having applicability to any Obligor; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which any Obligor or any of its Subsidiaries is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by either Borrower, PLC or any of PLC's other Subsidiaries.

           8.1.3. Legally Enforceable Agreement. This Agreement is, and each of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of each Obligor signatories thereto enforceable against them in accordance with the respective terms of such Loan

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

Documents, except, in each case, as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights and general equitable principles (regardless of whether enforcement is being sought in equity or at law).

           8.1.4. Capital Structure. As of the date hereof, Schedule 8.1.4 hereto states (i) the correct name of each Subsidiary of PLC and its jurisdiction of organization, and (ii) the number of authorized and issued Equity Interests (and treasury shares) of each Domestic Obligor. Each Borrower has good title to all of the shares it purports to own of the Equity Interests of each of its direct Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such Equity Interests have been duly issued and are fully paid and, in the case of Domestic Obligors, are non-assessable. Since the date of the financial statements referred to in Section 8.1.9 hereof, neither Borrowers nor PLC have made, or obligated itself to make, any Distribution not permitted hereunder. There are no outstanding options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell, or any Equity Interests or obligations convertible into, or any powers of attorney relating to, shares of the capital stock of any Subsidiary of PLC. Except as set forth on Schedule 8.1.4 hereto, there are no outstanding agreements or instruments binding upon the holders of any Equity Interests of any non-wholly owned Subsidiary of PLC relating to the ownership of its Equity Interests.

           8.1.5. Corporate Names. During the 5-year period preceding the date of this Agreement, no Domestic Obligor has been known as or used any corporate, fictitious or trade name except those listed on Schedule 8.1.5 hereto. Except as set forth on Schedule 8.1.5, as of the Closing Date, no Domestic Obligor has been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

           8.1.6. Business Locations; Agent for Process. As of the date hereof, the chief executive office of Borrowers, PLC and PLC's other Subsidiaries and the other places of business of the Domestic Obligors are as listed on Schedule 7.1.1 hereto. During the 5-year period preceding the date of this Agreement, no Domestic Obligor has had a principal place of business or agent for service of process other than as listed on Schedule 7.1.1. Except as shown on Schedule 7.1.1 on the date hereof, no Inventory of any Domestic Obligor is stored with a bailee, warehouseman or similar Person, nor is any such Inventory consigned to any Person.

           8.1.7. Title to Properties; Priority of Liens. Each Borrower, PLC and each of PLC's other Subsidiaries has good title to and valid and subsisting leasehold interests in, all of its real Property, and good title to all of its personal Property, including all Property reflected in the financial statements referred to in Section 8.1.9 or delivered pursuant to Section 9.1.3, except where the absence of good title or a valid interest could not reasonably be expected to have a Material Adverse Effect, and each Borrower has good title to all of its Collateral (except, in the case of DOIC, with respect to the Purchased Receivables that are sold by it in accordance with the terms of this Agreement), in each case free and clear of all Liens except Permitted Liens. Except to the extent the same is being Properly Contested or is otherwise permitted under this Agreement, each Borrower and PLC has paid or discharged, and has caused each of PLC's other Subsidiaries to pay and discharge, all lawful claims which, if unpaid, might become a Lien against any Properties of such Borrower or any such Subsidiary that is not a Permitted Lien. Upon the filing of the financing statements delivered on the Closing Date and the execution of control agreements with respect to each Deposit Account and Securities Account by the relevant bank or securities intermediary, as the case may be, the Liens granted to Agent pursuant to this Agreement and the other Security Documents will be duly perfected, first priority Liens, subject only to those Permitted Liens that are expressly permitted by the terms of this Agreement to have priority over the Liens of Agent.

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

           8.1.8. Receivables. Agent may rely, in determining which Receivables are Eligible Receivables, on all statements and representations made by Borrowers with respect to any Receivable. By the inclusion of any Receivables in the calculation of the Receivables Formula Amount, with respect to each such Receivable, each Borrower warrants that:

                    (i) It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

                    (ii) It arises out of a completed, bona fide sale or lease and delivery of goods or rendition of services by a Borrower in the Ordinary Course of Business and substantially in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between a Borrower and the Receivable Debtor;

                    (iii) It is for a sum certain maturing as stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Agent on request;

                    (iv) Such Receivable, and Agent's security interest therein, is not, and will not (by voluntary act or omission of a Borrower) be in the future, subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition except for disputes resulting in returned goods and disputes reflected on the Borrowing Base Certificate most recently received by Agent, and each such Receivable is absolutely owing to a Borrower and is not contingent in any respect or for any reason;

                    (v) The contract under which such Receivable arose does not condition or restrict a Borrower's right to assign to Agent the right to payment thereunder unless such Borrower has obtained the Receivable Debtor's consent to such collateral assignment or complied with any conditions to such assignment (or the UCC or other Applicable Law any such restrictions are ineffective to prevent the grant of a Lien upon such Receivable in favor of Agent);

                    (vi) Such Borrower has not made any agreement with any Receivable Debtor thereunder for any extension, compromise, settlement or modification of any such Receivable or any deduction therefrom, except discounts or allowances which are granted by a Borrower in the Ordinary Course of Business and which are reflected in the calculation of the net amount of each respective invoice related thereto and are reflected in the Schedules of Receivables submitted to Agent pursuant to Section 7.2.1 hereof;

                    (vii) To the best of such Borrower's knowledge, there are no facts, events or occurrences which are reasonably likely to impair the validity or enforceability of such Receivable or reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Agent with respect thereto;

                    (viii) Such Borrower does not have knowledge that the Receivable Debtor thereunder (1) did not have the capacity to contract at the time any contract or other document giving rise to the Receivable was executed and (2) is not Solvent; and

                    (ix) Such Borrower does not have knowledge of any proceedings or actions that are threatened or pending against any Receivable Debtor thereunder and that are reasonably likely to result in any material adverse change in such Receivable Debtor's financial condition or the collectibility of such Receivable.

           8.1.9. Financial Statements; Fiscal Year. The Consolidated balance sheets of PLC and Borrowers and such other Persons described therein (including the accounts of all Subsidiaries of Borrowers and PLC for the respective periods during which a Subsidiary relationship existed) as of March 31, 2003, and the related statements of income, changes in stockholder's equity, and changes in financial position for the periods ended on such dates, have been prepared in accordance with GAAP, and present fairly the financial positions of PLC and Borrowers and such Persons at such dates and the results of Borrowers' operations for such periods. Since March 31, 2003, there has been no change that has had a Material Adverse Effect.

           8.1.10. Full Disclosure. Neither this Agreement nor any other written statement delivered in connection herewith contains any untrue statement of a material fact or omits any material fact necessary to make the statements contained herein or therein not materially misleading in light of the circumstances in which they were made. There is no fact or circumstances in existence on the date hereof which either a Borrower or PLC has failed to disclose to Agent in writing that may reasonably be expected to have a Material Adverse Effect.

           8.1.11. Solvent Financial Condition. Borrowers, PLC and their Subsidiaries, taken as a whole, are now Solvent and, after giving effect to the Loans to be made hereunder, the Letters of Credit to be issued in connection herewith and the consummation of the other transactions described in the Loan Documents, will be Solvent.

           8.1.12. Surety Obligations. Except as set forth on Schedule 8.1.12 hereto and as otherwise permitted under Section 9.2.3, on the date hereof, no Borrower nor PLC nor any of their Subsidiaries is obligated as surety or indemnitor under any surety or similar bond or other contract issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any Person.

           8.1.13. Taxes. The FEIN of each of each Domestic Obligor is as shown on Schedule 8.1.13 hereto. Except as set forth on Schedule 8.1.13 hereto, each Borrower and PLC and each of its Domestic Subsidiaries has filed all federal and state income tax returns and other material tax returns and reports it is required by law to file and has paid, or made provision for the payment of, all federal and state income taxes and all other material Taxes upon it, its income and Properties as and when such Taxes are due and payable, except, in each case, to the extent being Properly Contested or as otherwise permitted under Section
9.1.6. The provision for Taxes on the books of each Borrower, PLC and each of PLC's other Subsidiaries, on a Consolidated basis, are adequate for all years not closed by applicable statutes, and for its current Fiscal Year.

           8.1.14. Brokers. Neither Agent nor any Lender will be liable for any claims for brokerage commissions, finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement or any of the other Loan Documents as a result of any action of any Obligor.

           8.1.15. Intellectual Property. Each Borrower, PLC and each of PLC'S other Subsidiaries each owns or has the lawful right to use all Intellectual Property material to the conduct of its business; as of the date of this Agreement, there is no objection to, or pending (or, to Borrower's knowledge, threatened) Intellectual Property Claim with respect to, either a Borrower's or PLC's or any of PLC'S other Subsidiaries' right to use any such Intellectual Property and neither Borrower nor PLC is aware of any grounds for challenge or objection thereto. All patents, trademarks, service marks, tradenames, copyrights, licenses and other similar rights existing on the date of this Agreement are listed on Schedule 8.1.15 hereto, to the extent they are registered under the laws of the United States or are otherwise material to the business of either Borrower or to PLC and its other Subsidiaries' business, taken as a whole.

           8.1.16. Governmental Approvals. Each Borrower, PLC and each of PLC's other Subsidiaries has, and is in good standing with respect to, all Governmental Approvals necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it except where the failure to have such Governmental Approvals could not reasonably be expected to have a Material Adverse Effect.

           8.1.17. Compliance with Laws. Each Borrower, PLC and each of PLC's other Subsidiaries has duly complied with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all Applicable Law, including the Sarbanes-Oxley Act (except to the extent that any such noncompliance with Applicable Law could not reasonably be expected to have a Material Adverse Effect).

           8.1.18. Burdensome Contracts. No Obligor is a party or subject to any contract, agreement, or charter or other corporate restriction, which has or could be reasonably expected to have a Material Adverse Effect. No Borrower nor PLC nor any of PLC's other Subsidiaries is a party or subject to any Restrictive Agreements, except as permitted in this Agreement, none of which prohibit the execution or delivery of any of the Loan Documents by any Obligor or the performance by any Obligor of its obligations under any of the Loan Documents to which it is a party, in accordance with the terms of such Loan Documents.

           8.1.19. Litigation. Except as set forth on Schedule 8.1.19 hereto, there are no actions, suits, proceedings or investigations pending or, to the knowledge of either a Borrower or PLC, threatened on the date hereof against or affecting either Borrower, PLC or any of PLC's other Subsidiaries, or the business, operations, Properties, prospects, profits or condition of any such Person, (i) which relate to any of the Loan Documents or any of the transactions contemplated thereby or (ii) which could reasonably be expected to have a Material Adverse Effect. To the knowledge of each Borrower and PLC, no Borrower nor PLC nor any of PLC's other Subsidiaries is in default in any material respect on the date hereof with respect to any order, writ, injunction, judgment or decree of any court, Governmental Authority or arbitration board or tribunal.

           8.1.20. No Defaults. No event has occurred and no condition exists which would, upon or after the execution and delivery of this Agreement or either Borrower's or PLC's performance hereunder, constitute a Default or an Event of Default. As of the Closing Date, no Borrower nor PLC nor any of PLC's other Subsidiaries is in default, and no event has occurred and no condition exists which constitutes or which with the passage of time or the giving of notice or both would constitute a default, under any Material Contract or in the payment of any Debt for Money Borrowed of a Borrower or a Subsidiary to any Person.

           8.1.21. Leases. Schedule 8.1.21 hereto is a complete listing of each capitalized and operating lease under which either a Borrower, PLC or any of PLC's other Subsidiaries is lessee on the date hereof and which constitutes a Material Contract.

           8.1.22. Pension Plans. Except as disclosed on Schedule 8.1.22 hereto, no Borrower nor any of its Subsidiaries has any Plan on the date hereof. Each Borrower and each of its Subsidiaries is in substantial compliance with the requirements of ERISA with respect to each Plan. No fact or situation that is reasonably likely to result in a Material Adverse Effect exists in connection with any Plan. No Borrower nor any of its Subsidiaries has any withdrawal liability in connection with a Multi-employer Plan.

           8.1.23. Trade Relations. There exists no actual or threatened termination or cancellation of, or any materially adverse modification or change in, the business relationship between either Borrower or PLC and any customer or any group of customers or with any material supplier or group of suppliers which is, in either case, reasonably likely to have a Material Adverse Effect.

           8.1.24. Labor Relations. Except as described on Schedule 8.1.24 hereto, no Borrower nor PLC nor any of the other Obligors is on the date hereof a party to or bound by any collective bargaining agreement or management agreement. On the date hereof, there are no material grievances, disputes or controversies with any union or any other organization of a Borrower's or any other Obligor's employees, or, to Borrowers' or PLC's knowledge, any threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

           8.1.25. Not a Regulated Entity. No Obligor is (i) an "investment company" or a "person directly or indirectly controlled by or acting on behalf of an investment company" within the meaning of the Investment Company Act of 1940; (ii) a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935; or (iii) subject to regulation under the Federal Power Act, the Interstate Commerce Act, any public utilities code or any other Applicable Law regarding its authority to incur Debt.

           8.1.26. Margin Stock. No Borrower nor PLC nor any of PLC's other Subsidiaries is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

     8.2. Reaffirmation of Representations and Warranties. Each representation and warranty contained in this Agreement and the other Loan Documents shall be deemed to be reaffirmed by each Borrower on each day that Borrowers request or are deemed to have requested an extension of credit hereunder, except for changes in the nature of a Borrower's, PLC's or, if applicable, any of PLC's other Subsidiaries' business or operations that may occur after the date hereof in the Ordinary Course of Business so long as Agent has consented to such changes or such changes are not violative of any provision of this Agreement. Notwithstanding the foregoing, representations and warranties which by their terms are applicable only to a specific date shall be deemed made only at and as of such date.

     8.3. Survival of Representations and Warranties. All representations and warranties of Borrowers contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Agent, Lenders and the parties thereto and the closing of the transactions described therein or related thereto.

SECTION 9. COVENANTS AND CONTINUING AGREEMENTS

     9.1. Affirmative Covenants. For so long as there are any Commitments outstanding and thereafter until Full Payment of the Obligations, Borrowers and PLC each agrees that, unless Agent and the Required Lenders have otherwise consented in writing, it shall and shall cause each of its Subsidiaries to:

           9.1.1. Visits and Inspections. Permit representatives of Agent, from time to time, as often as may be reasonably requested, but only during normal business hours and (except when a Default or Event of Default exists) upon reasonable prior notice to a Borrower or PLC, to visit and inspect the Properties of such Borrower, PLC and each of PLC's other Subsidiaries, inspect, examine and make extracts from such Borrower's, PLC's and each of PLC's other Subsidiary's books and records, conduct or have other Persons conduct appraisals of Borrowers' and PLC's businesses and the Collateral, and discuss with its officers, its employees and its independent accountants, such Borrower's, PLC's and each of PLC's other Subsidiary's business, financial condition, business prospects and results of operations. Representatives of each Lender shall be authorized to accompany Agent on each such visit and inspection and to participate with Agent therein, but at their own expense, unless a Default or Event of Default exists. Neither Agent nor any Lender shall have any duty to make any such inspection and shall not incur any liability by reason of its failure to conduct or delay in conducting any such inspection.

           9.1.2. Notices. Notify Agent and Lenders in writing, promptly after a Borrower's or PLC's obtaining knowledge thereof, (i) of the commencement of any litigation affecting any Obligor or any of its Properties, whether or not the claims asserted in such litigation are considered by Borrowers to be covered by insurance, and of the institution of any administrative proceeding, to the extent that such litigation or proceeding could reasonably be expected to have a Material Adverse Effect; (ii) of any material labor dispute to which any Obligor may become a party, any pending or threatened strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which it is a party or by which it is bound; (iii) of any material default by any Obligor under, or termination of, any Material Contract or any material default by an Obligor under, or termination of, any note, indenture, loan agreement, mortgage, lease, deed, guaranty or other similar agreement relating to any Debt of such Obligor exceeding $5,000,000; (iv) of the existence of any Default or Event of Default; (v) of any default by any Person under any note or other evidence of Debt payable to an Obligor in an amount exceeding $5,000,000;
(vi) of any judgment against any Obligor in an amount exceeding $5,000,000;
(vii) of the assertion by any Person of any Intellectual Property Claim which could reasonably be expected to have a Material Adverse Effect; (viii) of any violation or asserted violation by either Borrower of any Applicable Law (including ERISA, OSHA, FLSA, or any Environmental Laws) could reasonably be expected to have a Material Adverse Effect; (ix) of any Environmental Release by an Obligor or on any Property owned or occupied by an Obligor that could reasonably be expected to have a Material Adverse Effect; (x) of the discharge of Borrowers' independent accountants or any withdrawal of resignation by such independent accountants from their acting in such capacity; and (xi) of any Designated Supplier taking steps to perfect or enforce any Lien upon any of the Collateral or asserting any right to repurchase any Inventory.

           9.1.3. Financial and Other Information. Keep adequate records and books of account with respect to its business activities in which proper entries are made in accordance with local accounting practices and, on a consolidated basis in accordance with GAAP, reflecting all its financial transactions; and cause to be prepared and to be furnished to Agent and Lenders the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless PLC's certified public accountants concur with any change therein and such change is disclosed to Agent and is consistent with GAAP):

                    (i) as soon as available, and in any event within 90 days after the close of each Fiscal Year, audited Consolidated balance sheets of PLC and its Subsidiaries as of the end of such Fiscal Year and the related statements of income, shareholders' equity and cash flow, on a Consolidated basis and on a segment basis for each of PLC's U.S., European and international operations, certified (as to Consolidated financial statements but not as to segment reporting) without qualification (as to going concern or scope of review) by a firm of independent certified public accountants of recognized national standing selected by PLC but reasonably acceptable to Agent, and setting forth in each case in comparative form the corresponding Consolidated and segment figures for the preceding Fiscal Year;

                    (ii) as soon as available, and in any event within 30 days after the end of each of the first 2 months in each Fiscal Quarter, within 45 days after the end of the third month in each Fiscal Quarter hereafter (except in the case of the last month of PLC's Fiscal Year, which shall be within 60 days after the end of such month), unaudited Consolidated balance sheets of PLC and its Subsidiaries as of the end of such month and the related unaudited statements of income and cash flow for such month and for the portion of PLC's Fiscal Year then elapsed, on a Consolidated basis and on a segment basis for each of PLC's U.S., European and international operations, setting forth in each case in comparative form the corresponding Consolidated and segment figures for the preceding Fiscal Year and certified by a financial officer of PLC as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of PLC and its Subsidiaries for such month and period subject only to the absence of footnotes and year-end adjustments;

                    (iii) as soon as available, and in any event within 45 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year (excluding the last Fiscal Quarter of each Fiscal Year), unaudited Consolidated balance sheets of PLC and its Subsidiaries as of the end of such Fiscal Quarter and the related unaudited Consolidated statements of income and cash flow for such Fiscal Quarter and for the portion of Borrowers' Fiscal Year then elapsed, on a Consolidated basis and on a segment basis for each of PLC's U.S., European and international operations, setting forth in each case in comparative form the corresponding Consolidated and segment figures for the preceding Fiscal Year and certified by a financial officer of PLC as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of PLC and its Subsidiaries for such Fiscal Quarter and period subject only to the absence of footnotes and year-end adjustments;

                    (iv) not later than 15 days after the end of each month (or more frequently if requested by Agent in its reasonable credit judgment), a listing of all of each Borrower's trade payables as of the last Business Day of such month, specifying the name of and balance due each trade creditor, and, at Agent's request, monthly detailed trade payable agings in form reasonably acceptable to Agent; and

                    (v) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which PLC has made generally available to its shareholders and copies of any regular, periodic reports or Form 8-K reports which either Borrower files with the SEC or any Governmental Authority which may be substituted therefor, or any national securities exchange.

     Concurrently with the delivery of the financial statements described in clause (i) of this Section 9.1.3, PLC shall deliver to Agent and Lenders a copy of any accountants' letter to PLC's or Borrowers' management that is prepared in connection with such financial statements and a copy of the certification of the chief executive officer or the chief financial officer of PLC required to be prepared in connection with such financial statements under the Sarbanes-Oxley Act. Concurrently with the delivery of the financial statements described in clauses (i) and (iii) of this Section 9.1.3, or more frequently if requested by Agent or any Lender during any period that a Default or Event of Default exists, Borrowers shall cause to be prepared and furnished to Agent and Lenders a Compliance Certificate executed by the chief financial officer of Borrowers.

     Promptly after the sending or filing thereof, Borrowers shall also provide to Agent copies of any annual report to be filed in accordance with ERISA in connection with each Plan and such other data and information (financial and otherwise) as Agent, from time to time, may reasonably request, bearing upon or related to the Collateral or any Obligor's financial condition or results of operations.

           9.1.4.   Reserved.

           9.1.5. Projections. No later than 45 days after the end of each Fiscal Year of Borrowers, deliver to Agent and Lenders the projections, prepared on a quarterly basis of PLC's balance sheet, income statements, statement of cash flow and projected Availability on a Consolidated basis and on a segment basis for each of PLC's U.S., European and international operations.

           9.1.6. Taxes. Pay and discharge all federal income taxes and all other material Taxes prior to the date on which such Taxes become delinquent or penalties attach thereto, except and to the extent only that (i) such Taxes are being Properly Contested, or (ii) the failure to satisfy such Taxes could reasonably be expected to have a Material Adverse Effect.

           9.1.7. Compliance with Laws. Comply with all Applicable Law, including ERISA, all Environmental Laws, FLSA, OSHA, the Sarbanes-Oxley Act and all laws, statutes, regulations and ordinances regarding the collection, payment and deposit of Taxes, and obtain and keep in force any and all Governmental Approvals necessary to the ownership of its Properties or to the conduct of its business, to the extent that any such failure to comply, obtain or keep in force could be reasonably expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, (i) if any unlawful Environmental Release shall occur at or on any of the Properties of either Borrower or any of their Subsidiaries, Borrowers shall, or shall cause the applicable Subsidiary to, act promptly and diligently to investigate and report to Agent and all appropriate Governmental Authorities the extent of, and to make appropriate remedial action to eliminate, such Environmental Release to the extent required by Applicable Law, whether or not ordered or otherwise directed to do so by any Governmental Authority, and (ii) Borrowers will not use any proceeds of the Loans directly or indirectly to fund a personal loan to or for the benefit of a director or executive officer of a Borrower or Guarantor in violation of the Sarbanes-Oxley Act or any other Applicable Law.

           9.1.8. Insurance. In addition to the insurance required herein with respect to the Collateral, Borrowers and PLC shall maintain with its current insurers or with other financially sound and reputable insurers, (i) insurance with respect to its Properties and business against such casualties and contingencies of such type (including product liability, workers' compensation, larceny, embezzlement, or other criminal misappropriation insurance) and in such amounts and with such coverages, limits and deductibles as is customary in the business of such Borrower or such Subsidiary and (ii) business interruption insurance in an amount not less than $20,000,000.

           9.1.9. Intellectual Property. Within 90 days after any Domestic Obligor applies for or otherwise acquires any ownership interest in any United States registered Intellectual Property, deliver to Agent, in form and substance reasonably acceptable to Agent and in recordable form, all documents necessary for Agent to perfect its Lien on such Intellectual Property.

           9.1.10. Satisfaction of Receivables Sale Conditions. Cause each of the Receivables Sale Conditions to be satisfied at the time of and at all times after each sale by DOIC of any Receivables to the Receivables Purchaser and comply (and cause the Receivables Purchaser to comply) with the Servicing Agreement.

           9.1.11. New Subsidiaries. If any Obligor creates or, with the prior written consent of Agent and the Required Lenders acquires any direct Subsidiary after the Closing Date, Borrowers shall cause such Subsidiary to execute and deliver to Agent a Guaranty in substantially the same form as the Guaranty delivered by the existing Guarantors on the Closing Date, and, if such Subsidiary constitutes a Domestic Subsidiary, Borrowers shall cause such Subsidiary to execute and deliver to Agent a security agreement in substantially the same form as the security agreement delivered by the existing Domestic Subsidiaries on the Closing Date.

     9.2. Negative Covenants. For so long as there are any Commitments outstanding and thereafter until Full Payment of the Obligations, each Borrower and PLC each agrees that, unless Agent and the Required Lenders have otherwise consented in writing, it shall not and shall not permit any of its Subsidiaries to:

           9.2.1. Fundamental Changes. (i) Merge, reorganize, consolidate or amalgamate with any Person, or liquidate, wind up its affairs or dissolve itself, in each case whether in a single transaction or in a series of related transactions, except that (a) any Foreign Subsidiary may merge, consolidate or amalgamate with and into PLC or any other Foreign Subsidiary (provided that if any Obligor is party to such transaction, an Obligor is the surviving entity);
(b) any Domestic Obligor may merge, consolidate or amalgamate with and into any other Domestic Obligor (provided that if a Borrower is a party to such merger, consolidation or amalgamation, the surviving entity thereof is such Borrower);
(c) the assets or stock of any Subsidiary of PLC (other than a Domestic Obligor) may be purchased or otherwise acquired by PLC or any of its Subsidiaries (other than a Domestic Obligor); and (d) any Subsidiary of PLC other than a Borrower may liquidate, wind up or dissolve itself. Nothing in this Section 9.2.1 shall prohibit a merger involving either Borrower, PLC or any other Subsidiary of PLC if such merger is solely for the purpose of selecting an alternate jurisdiction of incorporation and if Borrowers or PLC shall have given at least 15 days prior notice thereof to Agent. Nothing herein shall authorize any merger, consolidation or amalgamation or purchase of assets of stock if, after giving effect thereto, any Property of an Obligor would be subject to a Lien that is not a Permitted Lien; or

           (ii) change a Domestic Obligor's name or conduct business under any new fictitious name; or change a Domestic Obligor's FEIN unless, in each such case, Borrowers shall have given at least 15 days prior notice to Agent and shall have taken such action as Agent may reasonably request to maintain the perfection and priority of any Liens of Agent that would otherwise be affected thereby.

           9.2.2. Loans. Make any loans or other advances of money to any Person other than to an officer or employee of a Borrower, PLC or any other Subsidiary of PLC for salary, travel, relocation and similar advances, advances against commissions and other similar advances in the Ordinary Course of Business and loans and advances not constituting a Restricted Investment or a transfer that is prohibited by Section 9.2.7. Nothing herein shall be deemed to override, modify or waive any requirement for Borrowers to comply at all times with the provisions of the Sarbanes-Oxley Act.

           9.2.3. Permitted Debt. Create, incur, assume, guarantee or suffer to exist any Debt for Money Borrowed, except:

                    (i)    the Obligations;

                    (ii) the Existing Subordinated Notes and (subject to compliance with Section 10.5.4) the Zero Coupon Notes;

                    (iii)  the New Notes;

                    (iv) Debt for Money Borrowed owed by PLC to any Subsidiary of PLC, or by any Subsidiary of PLC to PLC or any Subsidiary of PLC, in each case not constituting a Restricted Investment;

                    (v) Debt for Money Borrowed issued or incurred in connection with Permitted Acquisitions and referred to in clause (g) of such definition;

                    (vi) Debt for Money Borrowed of PLC, the Borrowers and their Subsidiaries

     (other than Debt for Money Borrowed set forth in clauses (i) through (iii) above and other than Subordinated Debt permitted herein), but only to the extent that such Debt for Money Borrowed is outstanding on the date of this Agreement and is not to be satisfied on or about the Closing Date from the proceeds of the initial Loans;

                    (vii) Debt for Money Borrowed that is not included in any of the preceding paragraphs of this Section 9.2.3, including Purchase Money Debt incurred after the date hereof to the extent that it is Permitted Purchase Money Debt, Permitted Contingent Obligations and Debt for Money Borrowed that is not secured by a Lien (unless such Lien is a Permitted
     Lien) and, provided that all Debt for Money Borrowed under this clause
     (vii) does not exceed at any time, in the aggregate, the sum of $25,000,000 as to Borrowers, PLC and all of their Subsidiaries;

                    (viii) without duplication of any other clauses of this
     Section 9.2.3, guaranties of Debt for Money Borrowed of Borrowers, PLC or any of PLC's other Subsidiaries that such Person is permitted to incur pursuant to any other clause of this Section 9.2.3;

                    (ix) Refinancing Debt so long as each of the Refinancing Conditions is met; and

                    (x) Debt in respect of delinquent Taxes to the extent such Taxes are permitted to be delinquent pursuant to Section 9.1.6 hereof.

           9.2.4. Affiliate Transactions. Enter into, or be a party to any transaction with any Affiliate or stockholder, except: (i) the transactions contemplated by the Loan Documents; (ii) payment of reasonable compensation to officers and employees for services actually rendered to PLC or its Subsidiaries; (iii) payment of customary directors' fees and indemnities; (iv) transactions with Affiliates that were consummated prior to the date hereof and have been disclosed to Agent prior to the Closing Date; (v) transactions with Affiliates in the Ordinary Course of Business and pursuant to the reasonable requirements of such Borrower's or PLC's or such Subsidiary's business and upon fair and reasonable terms and are no less favorable to such Borrower, PLC or such Subsidiary than such Borrower, PLC or such Subsidiary; and (vi) transactions among and/or between Borrower Affiliates other than transactions limited by Sections Section9.2.7 and Section9.2.10 hereof (which transactions shall be governed by the terms of such Sections) would obtain in a comparable arm's length transaction with a Person not an Affiliate or stockholder of such Borrower, PLC or such Subsidiary. Nothing herein shall be deemed to override, modify or waive any requirement for Borrowers or PLC to comply at all times with the provisions of the Sarbanes-Oxley Act.

           9.2.5. Limitation on Liens. Create or suffer to exist any Lien upon any of its Property, income or profits, whether now owned or hereafter acquired, except the following (collectively, "Permitted Liens"):

                    (i)    Liens at any time granted in favor of Agent;

                    (ii) Liens for Taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due or being Properly Contested;

                    (iii) statutory Liens (excluding any Lien for Taxes and any Lien imposed pursuant to any of the provisions of ERISA) arising in the Ordinary Course of Business of a Borrower, PLC or a Subsidiary, but only if and for so long as (x) payment in respect of any such Lien is not at the time required or the Debt secured by any such Liens is being Properly

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

     Contested, and (y) such Liens do not materially detract from the value of the Property of such Borrower, PLC or such Subsidiary and do not materially impair the use thereof in the operation of such Borrower's, PLC's or such Subsidiary's business;

                    (iv) Purchase Money Liens securing Permitted Purchase Money Debt;

                    (v) Liens securing Debt of a Subsidiary of PLC (other than an Obligor) to PLC or to another Subsidiary, other than Liens upon any of the Collateral;

                    (vi) Liens arising by virtue of the rendition, entry or issuance against such Borrower, PLC or any of PLC's other Subsidiaries, or any Property of such Borrower, PLC or any of PLC's other Subsidiaries, of any judgment, writ, order, or decree for so long as each such Lien (a) is in existence for less than 30 consecutive days after it first arises or is being Properly Contested and (b) is at all times junior in priority to all Liens in favor of Agent;

                    (vii) Liens incurred or deposits made in the Ordinary Course of Business to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Debt for Money Borrowed), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

                    (viii) easements, rights-of-way, restrictions, covenants or other agreements of record and other similar charges or encumbrances on real Property of such Borrower, PLC or a any of its Subsidiaries that do not secure any monetary obligation and do not interfere with the ordinary conduct of the business of such Borrower, PLC or such Subsidiary;

                    (ix) normal and customary rights of setoff upon deposits or investments of cash in favor of banks and other financial institutions and Liens of a collecting bank arising under the UCC on Payment Items in the course of collection;

                    (x) Liens in existence immediately prior to the Closing Date that are satisfied in full and released (or with respect Liens of Foreign Subsidiaries, agreed by the holder thereof to be released) on the Closing Date as a result of the application of such Borrower's, PLC's or such Subsidiary's cash on hand at the Closing Date or the proceeds of Loans to be made on the Closing Date;

                    (xi) Liens of a Designated Supplier in Designated Supplier Products of such Designated Supplier or in the proceeds thereof, but only if and for so long as enforcement of such Liens is not undertaken and no notification is given of the existence of any such Lien to any Receivable Debtor;

                    (xii) Liens on assets of Foreign Subsidiaries of PLC (other than Purchased Receivables) and that secure Debt (including Permitted Contingent Obligations) that is permitted by Section 9.2.3;

                    (xiii) Liens on assets acquired by a Borrower or PLC or any of their respective Subsidiaries in any Permitted Acquisition, which Liens exist at the time such assets are acquired and were not created in anticipation of such acquisition; provided that, in the case of an acquisition of assets by a Borrower, such Liens do not exist with respect to any acquired assets consisting of Receivables, Inventory, Chattel Paper or General Intangibles;

                    (xiv) licenses, sublicenses, leases or subleases granted to other Persons in the

     Ordinary Course of Business and not interfering in any material respect with the business of Borrowers, PLC or their respective Subsidiaries;

                    (xv) such other Liens as appear on Schedule 9.2.5, hereto the extent provided therein; and

                    (xvi) such other Liens as Agent and the Required Lenders in their sole discretion may hereafter approve in writing.

The foregoing negative pledge shall not apply to any Margin Stock to the extent that the application of such negative pledge to such Margin Stock would require filings or other actions by Agent or any Lender under Regulation U or other regulations of the Federal Reserve Board or otherwise result in a violation of any such regulations.

           Subordinated Debt. Make any payment of all or any part of any Subordinated Debt (other than Liquidity Transfers with respect to subordinated intercompany debt when no Event of Default exists) or take any other action or omit to take any other action in respect of any Subordinated Debt, except in accordance with the subordination agreement or subordination terms relative thereto; or amend or modify the terms of any agreement applicable to any Subordinated Debt, other than to extend the time of payment thereof or to reduce the rate of interest payable in connection therewith; provided, however, that PLC may at any time issue its common equity (or American Depository Receipts evidencing its common equity) in exchange for all or any portion of its Subordinated Debt.

           9.2.6. Distributions and Liquidity Transfers. Declare or make any Distribution or Liquidity Transfer, except for (i) cash Distributions for the payment of Taxes, non-cash transfers of intercompany Debt and Equity Interests of Domestic Subsidiaries of PLC that are not Obligors (as of the date hereof), and Liquidity Transfers by a Domestic Obligor to PLC or a Foreign Subsidiary of PLC, provided that no Default or Event of Default exists at the time of or would result from any such Distribution or Liquidity Transfer and, in the case of a Liquidity Transfer, if the purpose of such Liquidity Transfer is to enable the payment of any Excess Cash Flow Amount, such payment is a Permitted Excess Cash Flow Payment, (ii) Distributions and Liquidity Transfers by any Domestic Subsidiary of a Domestic Obligor to such Domestic Obligor, (iii) Distributions and Liquidity Transfers among PLC and a Foreign Subsidiary or among Foreign Subsidiaries (other than a Distribution involving a transfer of any Purchased Receivables) and (iv) payment-in-kind-dividends on the Participating Shares; provided, however, that in no event shall any Distribution or Liquidity Transfer be authorized hereunder to the extent that the same would violate any Applicable Law.

           9.2.7. Restrictions On Upstream Payments. Create or suffer to exist any encumbrance or restriction on the ability of a Subsidiary of an Obligor to make any Upstream Payment to such Obligor, except for encumbrances or restrictions (i) pursuant to this Agreement or the other Loan Documents, (ii) existing under Applicable Law, (iii) affecting Foreign Subsidiaries other than Dankalux, or (iv) entered into after the date hereof that are contained in agreements relating to Debt for Money Borrowed of Foreign Subsidiaries permitted hereunder, provided that such restrictions are applicable only to Foreign Subsidiaries and their respective Subsidiaries, (v) identified and fully disclosed in Schedule 9.2.8.

           9.2.8. Capital Expenditures. Make Capital Expenditures (including expenditures by way of capitalized leases) which in the aggregate, as to all Obligors and their Subsidiaries, exceed (i) $45,000,000 during Fiscal Year 2004 or (ii) $40,000,000 during any Fiscal Year thereafter; provided, however, that the amount of permitted Capital Expenditures for any Fiscal Year described above will be increased by the amount (if any), equal to the difference obtained by subtracting from the

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

Capital Expenditures limit specified above for the immediately preceding Fiscal Year the actual amount of Capital Expenditures during such preceding Fiscal Year.

           9.2.9. Disposition of Assets. Sell, assign, lease, consign or otherwise dispose of any of its Properties or any interest therein, including any disposition of Property as part of a sale and leaseback or synthetic lease transaction or any intercompany transfer of assets, to or in favor of any Person, except the following (but only to the extent also permitted by the New Notes Indenture): (i) sales or leases of Inventory in the Ordinary Course of Business, (ii) transfers of Property (other than Receivables of DOIC or the proceeds thereof) by one Borrower to another Borrower and transfers of Property among Domestic Subsidiaries or from a Domestic Subsidiary to a Borrower, (iii) transfers of Property (other than Purchased Receivables or proceeds thereof) between PLC and Dankalux, (iv) transfers of Property among PLC and its Foreign Subsidiaries (other than Purchases Receivables), (v) intercompany loans and advances that do not constitute Restricted Investments, (vi) transfers of Property as part of transactions permitted under Sections 9.2.1 and 9.2.7, (vii) leases or subleases granted to other Persons in the Ordinary Course of Business and not interfering in any material respect with the business of Obligors or their respective Subsidiaries, (viii) non-exclusive licenses of technology and other Intellectual Property to third parties in the Ordinary Course of Business and by and among PLC and any of its Subsidiaries, (ix) a sale by DOIC of any of its Receivables to the Receivables Purchaser at a time when all of the Receivables Sale Conditions are satisfied, (x) the sale, transfer or disposition of the assets or equity of any or all of PLC's or any Foreign Subsidiaries' operations in Austria, Chile, Columbia, Hungary, Panama, Denmark, Norway, Poland, Russia, Switzerland, Venezuela; and the following individual entities:
Ameritrend Corporation, Systems Resources LTD, (xi) sales or other dispositions of Equipment that is no longer used or useful in the business of an Obligor or its Subsidiaries and dispositions outside the Ordinary Course of Business of Inventory that is not Eligible Inventory and that is damaged, defective or obsolete, (xii) sales of assets of PLC or a Foreign Subsidiary (other than Purchased Receivables) other than those described above in an aggregate amount not to exceed $25,000,000 at any time; provided, however, that (A) such asset sale is made on an arms-length basis and for fair market value, as determined by the Board of Directors of the seller thereof and, if the purchase price of such asset sale equals or exceeds $10,000,000, the Board of Directors of PLC; and (C) if the purchase price for such asset sale equals or exceeds $15,000,000, then PLC shall deliver to Agent a fairness opinion with respect to such sale transaction in form and substance reasonably acceptable to the Agent issued by a nationally recognized appraisal, accounting or investment banking firm, (xiii) factoring of accounts or sales of accounts (in each case, other than Purchased Receivables) by PLC or any of its Foreign Subsidiaries to any Person, and (xiv) and other dispositions expressly authorized by other provisions of the Loan Documents; provided, however, that, in the case of any sale or other disposition of Collateral, the proceeds thereof shall be remitted to Agent for application in accordance with the terms of this Agreement.

           9.2.10. Subsidiaries. Acquire any Subsidiary after the Closing Date; provided, however, that PLC and its Subsidiaries may create new Subsidiaries, and PLC and its Foreign Subsidiaries may acquire "shell" Persons (with nominal, if any, assets or liabilities) that will constitute Foreign Subsidiaries.

           9.2.11.  Restricted Investments. Make or have any Restricted
Investment.

           9.2.12. Tax Consolidation. File or consent to the filing of any consolidated income tax return with any Person other than (i) PLC and its Subsidiaries or (ii) as required by the Code.

           9.2.13. Accounting Changes. Make any significant change in accounting treatment or reporting practices, except as may be required by GAAP, or establish a fiscal year different from the Fiscal Year.

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

           9.2.14. Organization Documents. Amend, modify or otherwise change any of the terms or provisions in any of its Organization Documents as in effect on the date hereof, except for changes that do not affect in any way such Borrower's, PLC's or any of PLC's other Subsidiaries' rights and obligations to enter into and perform the Loan Documents to which it is a party and to pay all of the Obligations and that do not otherwise have a Material Adverse Effect.

           9.2.15. Restrictive Agreements. Enter into or become a party to any Restrictive Agreement; provided that the foregoing shall not apply to (i) Restrictive Agreements existing on the date hereof and identified on Schedule
9.2.16 (but shall apply to any amendment or modification expanding the scope of any restriction or condition contained in any such Restrictive Agreement), (ii) restrictions or conditions imposed by any Restrictive Agreement evidencing or governing secured Debt that is permitted by this Agreement if such restrictions or conditions apply only to the Properties securing such Debt, (iii) restrictions contained in agreements relating to the sale of the capital stock or asset of any Subsidiary pending such sale, provided such restrictions apply only to the Subsidiary the stock of which (or whose assets) are to be sold,
(iii) customary provisions in leases and other contracts restricting the assignment thereof, and (iv) Restrictive Agreements entered into after the date hereof that are contained in agreements relating to Debt for Money Borrowed of Foreign Subsidiaries permitted hereunder, provided that such restrictions are applicable only to Foreign Subsidiaries and their respective Subsidiaries.

           9.2.16.  [Reserved].

           9.2.17. Cancellation of Claim. Cancel any claim or debt owing to it, except for cancellation or equitization of intercompany debt and except for reasonable consideration negotiated on an arms-length basis and in the Ordinary Course of Business.

           9.2.18. Conduct of Business. Engage in any business other than the business engaged in by it on the Closing Date and any business or activities which are substantially similar, related or incidental thereto.

           9.2.19. Acquisitions. Make any Acquisition other than a Permitted Acquisition.

           9.2.20. New Notes. Pay any amount in respect of the New Notes, or redeem, repurchase or otherwise acquire any of the New Notes, other than as expressly required by the terms of the New Notes Indenture as in effect on the Closing Date; or amend or modify the New Notes or the New Notes Indenture, other than (i) amendments that may be effected without the consent of the holders of the New Notes under Section 9.01 of the New Notes Indenture (other than pursuant to clauses (4) and (8) thereof); (ii) to extend the time of payment of any amount otherwise due thereunder or (iii) to reduce the amount of interest, fees or other charges due thereunder. Notwithstanding anything to the contrary contained herein, Obligors shall not be permitted to make a payment of any Excess Cash Flow Amount at any time unless such payment is a Permitted Excess Cash Flow Payment.

SECTION 10. CONDITIONS

     10.1. Conditions Precedent to Initial Credit Extensions. Initial Lenders shall not be required to fund any Loan requested by Borrowers, procure any Letter of Credit, or otherwise extend credit to Borrowers, unless, on or before July 2, 2003, each of the following conditions has been satisfied:

           10.1.1.  Loan Documents. Each of the Loan Documents listed on
Schedule 10.1.1 hereto shall have been duly executed and delivered to Agent by each of the signatories thereto (and, with the exception of the Notes, in sufficient counterparts for each Lender) and accepted by Agent and Initial Lenders, and each Obligor shall be in compliance with all of the terms thereof.

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

           10.1.2. Availability. Agent shall have determined, and Initial Lenders shall be satisfied that, immediately after Initial Lenders have made the initial Revolver Loans to be made on the Closing Date, Bank has issued the Letters of Credit to be issued on the Closing Date and Borrowers have paid (or made provision for payment of) all closing costs incurred in connection with the Commitments, Availability is not less than $1,000,000.

           10.1.3. Evidence of Perfection and Priority of Liens. Agent shall have received copies of all filing receipts or acknowledgments issued by any Governmental Authority to evidence any filing or recordation necessary to perfect the Liens of Agent in the Collateral and evidence in form satisfactory to Agent and Initial Lenders that such Liens constitute valid, perfected and first priority security interests and Liens and that there are no other Liens upon any Collateral other than Permitted Liens.

           10.1.4. Organization Documents. Agent shall have received copies of the Organization Documents of each Obligor, and all amendments thereto, certified by the Secretary of State or other appropriate officials of the jurisdiction of each Borrower's and each other Obligor's states of organization.

           10.1.5. Good Standing Certificates. Agent shall have received good standing certificates for each Domestic Obligor, and, to the extent available for each Foreign Obligor, in each case issued by the Secretary of State or other appropriate official of such Obligor's jurisdiction of organization, and for each Domestic Obligor, good standing certificates for each jurisdiction in the United States where the conduct of such Obligor's business activities or ownership of its Property necessitates qualification except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

           10.1.6. Opinion Letters. Agent shall have received a favorable, written opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), and the respective local counsel to Borrowers and/or Agent, covering, to Agent's reasonable satisfaction, the matters set forth on Exhibit F attached hereto.

           10.1.7. Insurance. Agent shall have received (i) such information as Agent shall request regarding the property and casualty insurance policies of Obligors with respect to the Collateral, and regarding Obligors' business interruption insurance policies, or certificates of insurance with respect to all such policies in form reasonably acceptable to Agent, and loss payable endorsements naming Agent as loss payee with respect to each such property and casualty policy and as assignee and loss payee with respect to such business interruption insurance policy and (ii) certified copies of Borrowers' liability insurance policies, including product liability policies, together with endorsements naming Agent as an additional insured, all as required by the Loan Documents.

           10.1.8. Blocked Account Agreements. Agent shall have received duly executed Blocked Account Agreements.

           10.1.9. Appraisal. Agent shall have received, reviewed and found acceptable an appraisal of Borrower's Inventory performed by Agent's employees or by an independent appraiser acceptable to and engaged by Agent.

           10.1.10. No Labor Disputes. Agent shall have received assurances satisfactory to it that there are no threats of strikes or work stoppages by any employees, or organization of employees, of any Obligor which Agent reasonably determines may have a Material Adverse Effect.

           10.1.11. Compliance with Laws and Other Agreements. Agent shall have determined or received assurances satisfactory to it that none of the Loan Documents or any of the transactions contemplated thereby violate any Applicable Law, court order or agreement binding upon any Obligor.

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

            10.1.12. No Material Adverse Change. No material adverse change in the business, Properties, results of operations, financial condition or prospects of Obligors, taken as a whole, or in the quality, quantity or value of any Collateral shall have occurred since March 31, 2003.

            10.1.13. Payment of Fees. Borrowers shall have paid, or made provision for the payment on the Closing Date of, all fees and expenses to be paid hereunder to Agent and Lenders on the Closing Date.

            10.1.14. LC Conditions. With respect to the procurement of any Letter of Credit on the Closing Date, each of the LC Conditions is satisfied.

            10.1.15. Issuance of New Notes. The New Notes shall have been issued on terms satisfactory to Agent and Lenders and the proceeds thereof applied to pay or cash collateralize all Debt for Money Borrowed outstanding under the Existing Credit Agreement.

     10.2. Conditions Precedent to All Credit Extensions. Lenders shall not be required to fund any Loans, procure any Letters of Credit, or otherwise extend any credit to or for the benefit of Borrowers, unless and until each of the following conditions has been and continues to be satisfied:

            10.2.1. No Defaults. No Default or Event of Default exists at the time, or would result from the funding, of any Loan or other extension of credit.

            10.2.2. Satisfaction of Conditions in Other Loan Documents. Each of the conditions precedent set forth in any other Loan Document shall have been and shall remain satisfied.

            10.2.3. No Litigation. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of, this Agreement or any of the other Loan Documents or the consummation of the transactions contemplated hereby or thereby.

            10.2.4. No Material Adverse Effect. No event shall have occurred and no condition shall exist which has or could be reasonably expected to have a Material Adverse Effect.

            10.2.5. Borrowing Base Certificate. Agent shall have received each Borrowing Base Certificate required by the terms of this Agreement or otherwise requested by Agent.

            10.2.6. LC Conditions. With respect to the procurement of any Letter of Credit after the Closing Date, each of the LC Conditions is satisfied.

     10.3. Inapplicability of Conditions. None of the conditions precedent set forth in Sections 10.1 or 10.2 shall be conditions to the obligation of (i) each Participating Lender to make payments to Fleet pursuant to Section 1.3.2, (ii) each Lender to deposit with Agent such Lender's Pro Rata share of a Borrowing in accordance with Section 3.1.2, (iii) each Lender to fund its Pro Rata share of a Revolver Loan to repay outstanding Settlement Loans to Fleet as provided in
Section 3.1.3(ii), (iv) each Lender to pay any amount payable to Agent or any other Lender pursuant to this Agreement, (v) Agent to effectuate a conversion of a LIBOR Loan to a Base Rate Loan at the end of the applicable Interest Period therefor, or (vi) Agent to pay any amount payable to any Lender pursuant to this Agreement.

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

     10.4. Limited Waiver of Conditions Precedent. If Lenders shall make any Loan, procure any Letter of Credit, or otherwise extend any credit to Borrowers under this Agreement at a time when any of the foregoing conditions precedent are not satisfied (regardless of whether the failure of satisfaction of any such conditions precedent was known or unknown to Agent or Lenders), the funding of such Loan shall not operate as a waiver of the right of Agent and Lenders to insist upon the satisfaction of all conditions precedent with respect to each subsequent Borrowing requested by Borrowers or a waiver of any Default or Event of Default as a consequence of the failure of any such conditions to be satisfied, unless Agent, with the prior written consent of the Required Lenders, in writing waives the satisfaction of any condition precedent, in which event such waiver shall only be applicable for the specific instance given and only to the extent and for the period of time expressly stated in such written waiver.

     10.5.  Post-Closing Conditions.

            10.5.1. Holding Equity Interests. On or before July 31, 2003, Dankalux shall execute and deliver to Agent Loan Documents (collectively, the "Dankalux Pledge Documents") that are reasonably acceptable to Agent to create and perfect a first priority Lien upon all of the Equity Interest in Holding.

            10.5.2. Lien Waivers. Borrowers shall diligently and in good faith endeavor to obtain from each landlord of premises at which any Inventory having a value in excess of $500,000 is located a Lien Waiver in form acceptable to Agent.

            10.5.3. U. S. Banking Relationship. Within 90 days after the Closing Date, Borrowers will establish Bank as their primary U.S. domestic concentration and disbursing bank.

            10.5.4. Redemption of Zero Coupon Notes. On or before August 31, 2003, PLC shall redeem all of the outstanding Zero Coupon Notes with proceeds of the New Notes.

SECTION 11. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

     11.1. Events of Default. The occurrence or existence of any one or more of the following events or conditions shall constitute an "Event of Default" (each of which Events of Default shall be deemed to exist on the terms set forth in the Certain Matters of Construction provision of Appendix A to this Agreement):

            11.1.1. Payment of Obligations. Borrowers shall fail to pay any of the Obligations on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

            11.1.2. Misrepresentations. Any representation, warranty or other written statement to Agent or any Lender by or on behalf of any Obligor, whether made in or furnished in compliance with or in reference to any of the Loan Documents (including any representation made in any Borrowing Base Certificate), proves to have been false or misleading in any material respect when made or furnished or when reaffirmed pursuant to Section 8.2 hereof.

            11.1.3. Breach of Specific Covenants. Any Borrower shall fail or neglect to perform, keep or observe any covenant contained in Sections 6.5, 7.1.1, 7.2.5, 7.2.6, 9.1.1, 9.1.6, 9.1.8, 9.2 or 10.5 hereof on the date that such Borrower is required to perform, keep or observe such covenant.

            11.1.4. Breach of Other Covenants. Any Borrower shall fail or neglect to perform, keep or observe any covenant contained in (i) Sections 7.4,
9.1.3 or 9.1.5 and the breach of such covenant is not cured within 5 Business Days after the date that such Borrower is required to perform, keep or observe such covenant, or (ii) any other covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in this Section 11.1) and the breach of such other covenant is not cured within 15 days after the sooner to occur of any Senior Officer's receipt of notice of such breach from Agent or the date on which such failure or neglect first becomes known to any Senior Officer; provided, however, that such notice and opportunity to cure shall not apply in the case of any failure to perform, keep or observe any covenant which is not capable of being cured at all or within such 15-day period or which is a willful and knowing breach by either Borrower.

            11.1.5. Default Under Security Documents/Other Agreements. Any Borrower or any other Obligor shall default in the due and punctual observance or performance of any liability or obligation to be observed or performed by it under any of the Other Agreements or Security Documents.

            11.1.6. Other Defaults. There shall occur any default or event of default on the part of any Obligor under (i) any Material Contract, if such default or event of default results, or is reasonably likely to result, in the termination of such Material Contract by the counterparty thereto, or (ii) any agreement, document or instrument to which such Obligor is a party or by which such Obligor or any of their respective Properties is bound, creating or relating to any Debt for Money Borrowed (other than the Obligations) in excess of $5,000,000, or to the Debt evidenced by the Existing Subordinated Notes or the New Notes, or any Obligor's guarantee of any of such Debt for Money Borrowed or of the Existing Subordinated Notes or the New Notes, in each case if the payment or maturity of such Debt for Money Borrowed or of the Existing Subordinated Notes or the New Notes, may be accelerated in consequence of such event of default or demand for payment of such Debt for Money Borrowed or of the Existing Subordinated Notes or the New Notes, may be made.

            11.1.7. Uninsured Losses. Any loss, theft, damage or destruction of any of the Property of Borrowers not fully covered (subject to such deductibles as Agent shall have permitted) by insurance if the amount not covered by insurance exceeds $750,000 in the case of the Collateral or $5,000,000 in the case of all other Property.

            11.1.8. Material Adverse Effect. There shall occur any event or condition that has a Material Adverse Effect.

            11.1.9.   Solvency. Any Borrower shall cease to be Solvent.

            11.1.10. Insolvency Proceedings. Any Insolvency Proceeding shall be commenced by any Obligor; an Insolvency Proceeding is commenced against any Obligor and any of the following events occur: such Obligor consents to the institution of the Insolvency Proceeding against it, the petition commencing the Insolvency Proceeding is not timely controverted by such Obligor, the petition commencing the Insolvency Proceeding is not dismissed within 45 days after the date of the filing thereof (provided that, in any event, during the pendency of any such period, Lenders shall be relieved from their obligation to make Loans or otherwise extend credit to or for the benefit of Borrowers hereunder), an interim trustee is appointed to take possession all or a substantial portion of the Properties of such Obligor or to operate all or any substantial portion of the business of such Obligor or an order for relief shall have been issued or entered in connection with such Insolvency Proceeding; or any Obligor shall make an offer of settlement extension or composition to its unsecured creditors generally.

            11.1.11. Business Disruption; Condemnation. There shall occur a cessation of a substantial part of the business of DOIC or of the Obligors, taken as a whole, for a period which may be reasonably expected to have a Material Adverse Effect; or DOIC shall suffer the loss or revocation of any license or permit now held or hereafter acquired by it and such loss or revocation could reasonably be expected to have a Material Adverse Effect; or DOIC shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which any Obligor leases or occupies any premises on which any Collateral is located shall be canceled or terminated prior to the expiration of its stated term and such cancellation or termination has a Material Adverse Effect.

            11.1.12.  Change of Control. A Change of Control shall occur.

            11.1.13. ERISA. A Reportable Event with respect to a Plan that constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated (other than the termination of a Plan that results in no liability to the Borrowers or any Subsidiary under Title IV of ERISA) or any such trustee shall be requested or appointed, or if a Borrower, any Subsidiary or any Obligor is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from such Borrower's, such Subsidiary's or such Obligor's complete or partial withdrawal from such Plan.

            11.1.14. Challenge to Loan Documents . Any Obligor or any of its Affiliates shall challenge or contest in any action, suit or proceeding the validity or enforceability of any of the Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Agent, or any of the Loan Documents ceases to be in full force or effect for any reason other than a full or partial waiver or release by Agent and Lenders in accordance with the terms thereof.

            11.1.15. Judgment. One or more judgments or orders for the payment of money in an amount that exceeds, individually or in the aggregate, $1,000,000 shall be entered against either Borrower or any other Obligor and (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect or (iii) results in the creation or imposition of a Lien upon any of the Collateral that is not a Permitted Lien.

            11.1.16. Repudiation of or Default Under Guaranty. Any Guarantor shall revoke or attempt to revoke the Guaranty signed by such Guarantor, shall repudiate such Guarantor's liability thereunder, or shall be in default under the terms thereof, or shall fail to confirm in writing, promptly after receipt of Agent's written request therefor, such Guarantor's ongoing liability under the Guaranty in accordance with the terms thereof.

            11.1.17. Criminal Forfeiture. Any Obligor shall be convicted under any criminal law that results in a forfeiture of any material part of the Collateral.

     11.2. Acceleration of Obligations; Termination of Commitments. Without in any way limiting the right of Agent to demand payment of any portion of the Obligations payable on demand in accordance with this Agreement:

            11.2.1. Upon or at any time after the occurrence of an Event of Default (other than pursuant to Section 11.1.10 hereof) and for so long as such Event of Default shall exist, Agent may in its discretion (and, upon receipt of written instructions to do so from the Required Lenders, shall) (a) declare the principal of and any accrued interest on the Loans and all other Obligations owing under any of the Loan Documents to be, whereupon the same shall become without further notice or demand (all of which notice and demand each Borrower expressly waives), forthwith due and payable and Borrowers shall forthwith pay to Agent the entire principal of and accrued and unpaid interest on the

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Loans and other Obligations plus reasonable attorneys' fees and court costs if such principal and interest are collected by or through an attorney-at-law and
(b) terminate the Commitments.

            11.2.2.   Upon the occurrence of an Event of Default specified in
Section 11.1.10 hereof, all of the Obligations shall become automatically due and payable without declaration, notice or demand by Agent to or upon either Borrower and the Commitments shall automatically terminate as if terminated by Agent pursuant to Section 5.2.1 hereof and with the effects specified in Section
5.2.4 hereof; provided, however, that, if Agent or Lenders shall continue to make Loans or otherwise extend credit to Borrowers pursuant to this Agreement after an automatic termination of the Commitments by reason of the commencement of an Insolvency Proceeding by or against Borrowers, such Loans and other credit shall nevertheless be governed by this Agreement and enforceable against and recoverable from each Obligor as if such Insolvency Proceeding had never been instituted.

     11.3. Other Remedies. Upon and after the occurrence of an Event of Default and for so long as such Event of Default shall exist, Agent may in its discretion (and, upon receipt of written direction of the Required Lenders, shall) exercise from time to time the following rights and remedies (without prejudice to the rights of Agent or any Lender to enforce its claim against any or all Obligors):

            11.3.1. All of the rights and remedies of a secured party under the UCC or under other Applicable Law, and all other legal and equitable rights to which Agent may be entitled under any of the Loan Documents, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

            11.3.2. The right to collect all amounts at any time payable to a Borrower from any Receivable Debtor with respect to Receivables forming a part of the Collateral, including all Purchased Receivables, or from other Person at any time indebted to such Borrower.

            11.3.3. The right to take immediate possession of any of the Collateral, and to (i) require Borrowers to assemble the Collateral, at Borrowers' expense, and make it available to Agent at a place designated by Agent which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of a Borrower, then such Borrower agrees not to charge Agent for storage thereof).

            11.3.4. The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by Applicable Law, in lots or in bulk, for cash or on credit, all as Agent, in its sole discretion, may deem advisable. Each Borrower agrees that any requirement of notice to either Borrower or any other Obligor of any proposed public or private sale or other disposition of Collateral by Agent shall be deemed reasonable notice thereof if given at least 10 days prior thereto, and such sale may be at such locations as Agent may designate in said notice. Agent shall have the right to conduct such sales on either Borrower's or any other Obligor's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with Applicable Law. Agent shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale or other disposition of any Collateral may be applied, after allowing 2 Business Days for collection, first to any Extraordinary Expenses incurred by Agent, second to interest accrued with respect to any of the Obligations; and third, to the principal balance of the Obligations. If any deficiency shall arise, Obligors shall remain jointly and severally liable to Agent and Lenders therefor.

            11.3.5. The right to the appointment of a receiver, without notice of any kind whatsoever, to take possession of all or any portion of the Collateral and to exercise such rights and powers as the court appointing such receiver shall confer upon such receiver.

            11.3.6. The right to require Borrowers to deposit with Agent funds equal to the LC Outstandings and, if Borrowers fail promptly to make such deposit, Lenders may (and shall upon the direction of the Required Lenders) advance such amount as a Revolver Loan (whether or not an Out-of-Formula Condition exists or is created thereby). Any such deposit or advance shall be held by Agent as a reserve to fund future payments on any LC Support. At such time as each LC Support has been paid or terminated and all Letters of Credit have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, after Full Payment of all Obligations, returned to Borrowers.

Agent is hereby granted an irrevocable, non-exclusive license or other right to use, license or sub-license (exercisable without payment of royalty or other compensation to any Obligor or any other Person) any or all of each Borrower's Intellectual Property and all of each Borrower's computer hardware and software trade secrets, brochures, customer lists, promotional and advertising materials, labels, and packaging materials, and any Property of a similar nature, in advertising for sale, marketing, selling and collecting and in completing the manufacturing of any Collateral, and each Borrower's rights under all licenses and all franchise agreements shall inure to Agent's benefit.

     11.4. Setoff. In addition to any Liens granted under any of the Loan Documents and any rights now or hereafter available under Applicable Law, Agent and each Lender (and each of their respective Affiliates) is hereby authorized by Borrowers at any time that an Event of Default exists, without notice to Borrowers or any other Person (any such notice being hereby expressly waived), to set off and to appropriate and apply any and all deposits, general or special (including Debt evidenced by certificates of deposit whether matured or unmatured (but not including trust accounts)) and any other Debt at any time held or owing by such Lender or any of their Affiliates to or for the credit or the account of either Borrower against and on account of the Obligations of Borrowers arising under the Loan Documents to Agent, such Lender or any of their Affiliates, including all Loans and LC Outstandings and all claims of any nature or description arising out of or in connection with this Agreement, irrespective of whether or not (i) Agent or such Lender shall have made any demand hereunder,
(ii) Agent, at the request or with the consent of the Required Lenders, shall have declared the principal of and interest on the Loans and other amounts due hereunder to be due and payable as permitted by this Agreement and even though such Obligations may be contingent or unmatured or (iii) the Collateral for the Obligations is adequate. Notwithstanding the foregoing, each of Agent and Lenders agree with each other that it shall not, without the express consent of the Required Lenders, and that it shall (to the extent that it is lawfully entitled to do so) upon the request of the Required Lenders, exercise its setoff rights hereunder against any accounts of either Borrower now or hereafter maintained with Agent, such Lender or any Affiliate of any of them, but no Borrower shall have any claim or cause of action against Agent or any Lender for any setoff made without the consent of the Required Lenders and the validity of any such setoff shall not be impaired by the absence of such consent. If any party (or its Affiliate) exercises the right of setoff provided for hereunder, such party shall be obligated to share any such setoff in the manner and to the extent required by Section 12.5.

     11.5.  Remedies Cumulative; No Waiver.

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

            11.5.1. All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Borrowers contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or in any Guaranty given to Agent or any Lender or contained in any other agreement between Agent or any Lender and Borrowers, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrowers herein contained. The rights and remedies of Agent and Lenders under this Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies that Agent or any Lender would otherwise have.

            11.5.2. The failure or delay of Agent or any Lender to require strict performance by Borrowers of any provision of any of the Loan Documents or to exercise or enforce any rights, Liens, powers or remedies under any of the Loan Documents or with respect to any Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrowers to Agent and Lenders shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of Borrowers contained in this Agreement or any of the other Loan Documents and no Event of Default by either Borrower under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Agent or any Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Agent or such Lender and directed to Borrowers.

            11.5.3. If Agent or any Lender shall accept performance by a Borrower, in whole or in part, of any obligation that a Borrower is required by any of the Loan Documents to perform only when a Default or Event of Default exists, or if Agent or any Lender shall exercise any right or remedy under any of the Loan Documents that may not be exercised other than when a Default or Event of Default exists, Agent's or Lender's acceptance of such performance by a Borrower or Agent's or Lender's exercise of any such right or remedy shall not operate to waive any such Event of Default or to preclude the exercise by Agent or any Lender of any other right or remedy, unless otherwise expressly agreed in writing by Agent or such Lender, as the case may be.

SECTION 12. AGENT

     12.1.  Appointment, Authority and Duties of Agent.

            12.1.1. Each Lender hereby irrevocably appoints and designates Fleet as Agent to act as herein specified. Agent may, and each Lender by its acceptance of a Note shall be deemed irrevocably to have authorized Agent to, enter into all Loan Documents to which Agent is or is intended to be a party and all amendments hereto and all Security Documents at any time executed by either Borrower, for its benefit and the Pro Rata benefit of Lenders and, except as otherwise provided in this Section 12, to exercise such rights and powers under this Agreement and the other Loan Documents as are specifically delegated to Agent by the terms hereof and thereof, together with such other rights and powers as are reasonably incidental thereto. Each Lender agrees that any action taken by Agent or the Required Lenders in accordance with the provisions of this Agreement or the other Loan Documents, and the exercise by Agent or the Required Lenders of any of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders. Without limiting the generality of the foregoing, Agent shall have the sole and exclusive right and authority to (a) act as the disbursing and collecting agent for Lenders with respect to all payments and collections arising in connection with this Agreement and the other Loan Documents; (b) execute and deliver as Agent each Loan Document and accept delivery of each such agreement delivered by any or all

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

Borrowers or any other Obligor; (c) act as collateral agent for Lenders for purposes of the perfection of all security interests and Liens created by this Agreement or the Security Documents with respect to all material items of the Collateral and, subject to the direction of the Required Lenders, for all other purposes stated therein, provided that Agent hereby appoints, authorizes and directs each Lender to act as a collateral sub-agent for Agent and the other Lenders for purposes of the perfection of all security interests and Liens with respect to a Borrower's Deposit Accounts maintained with, and all cash and Cash Equivalents held by, such Lender; (d) subject to the direction of the Required Lenders, manage, supervise or otherwise deal with the Collateral; and (e) except as may be otherwise specifically restricted by the terms of this Agreement and subject to the direction of the Required Lenders, exercise all remedies given to Agent with respect to any of the Collateral under the Loan Documents relating thereto, Applicable Law or otherwise. The duties of Agent shall be ministerial and administrative in nature, and Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship with any Lender (or any Lender's participants). Unless and until its authority to do so is revoked in writing by Required Lenders, Agent alone shall be authorized to determine whether any Receivables or Inventory constitute Eligible Receivables or Eligible Inventory (basing such determination in each case upon the meanings given to such terms in Appendix A), or whether to impose or release any reserve, and to exercise its own credit judgment in connection therewith, which determinations and judgments, if exercised in good faith, shall exonerate Agent from any liability to Lenders or any other Person for any errors in judgment.

            12.1.2. Agent (which term, as used in this sentence, shall include reference to Agent's officers, directors, employees, attorneys, agents and Affiliates and to the officers, directors, employees, attorneys and agents of Agent's Affiliates) shall not: (a) have any duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents or (b) be required to take, initiate or conduct any litigation, foreclosure or collection proceedings hereunder or under any of the other Loan Documents except to the extent directed to do so by the Required Lenders during the continuance of any Event of Default. The conferral upon Agent of any right hereunder shall not imply a duty on Agent's part to exercise any such right unless instructed to do so by the Required Lenders in accordance with this Agreement.

            12.1.3. Agent may perform any of its duties by or through its agents and employees and may employ one or more Agent Professionals and shall not be responsible for the negligence or misconduct of any such Agent Professionals selected by it with reasonable care. Borrowers shall promptly (and in any event, on demand) reimburse Agent for all reasonable expenses (including all Extraordinary Expenses) incurred by Agent pursuant to any of the provisions hereof or of any of the other Loan Documents or in the execution of any of Agent's duties hereby or thereby created or in the exercise of any right or power herein or therein imposed or conferred upon it or Lenders (excluding, however, general overhead expenses), and each Lender agrees promptly to pay to Agent, on demand, such Lender's Pro Rata share of any such reimbursement for expenses (including Extraordinary Expenses) that is not timely made by Borrowers to Agent.

            12.1.4. The rights, remedies, powers and privileges conferred upon Agent hereunder and under the other Loan Documents may be exercised by Agent without the necessity of the joinder of any other parties unless otherwise required by Applicable Law. If Agent shall request instructions from the Required Lenders with respect to any act or action (including the failure to act) in connection with this Agreement or any of the other Loan Documents, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Required Lenders; and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting hereunder or under any of the Loan Documents pursuant to or in accordance with the instructions of the Required Lenders except for Agent's own gross negligence or willful misconduct in connection with any action taken by it. Notwithstanding anything to the contrary contained in this

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Agreement, Agent shall not be required to take any action that is in its opinion contrary to Applicable Law or the terms of any of the Loan Documents or that would in its reasonable opinion subject it or any of its officers, employees or directors to personal liability; provided, however, that if Agent shall fail or refuse to take action that is not contrary to Applicable Law or to any of the terms of any of the Loan Documents even if such action in Agent's opinion would subject it to potential liability, the Required Lenders may remove Agent and appoint a successor Agent in the same manner and with the same effects as is provided in this Agreement with respect to Agent's resignation.

            12.1.5. Agent shall promptly, upon receipt thereof, forward to each Lender (i) copies of any significant written notices, reports, certificates and other information received by Agent from any Obligor (but only if and to the extent such Obligor is not required by the terms of the Loan Documents to supply such information directly to Lenders) and (ii) copies of the results of any field audits by Agent with respect to Borrowers. Agent shall have no liability to any Lender for any errors in or omissions from any field audit or other examination of Borrowers or the Collateral, unless such error or omission was the direct result of Agent's willful misconduct.

     12.2.  Agreements Regarding Collateral and Examination Reports.

            12.2.1. Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any Lien upon any Collateral (i) upon the termination of the Commitments and payment or satisfaction of all of the Obligations, (ii) sold or disposed of in accordance with the terms of this Agreement if Borrowers certify to Agent that the disposition is made in compliance with the terms of this Agreement (and Agent may rely conclusively on any such certificate, without further inquiry), or (iii) if approved or ratified by the Required Lenders. Agent shall have no obligation whatsoever to any of the Lenders to assure that any of the Collateral exists or is owned by a Borrower or is cared for, protected or insured or has been encumbered, or that Agent's Liens have been properly, sufficiently or lawfully created, perfected, protected or enforced or entitled to any particular priority or to exercise any duty of care with respect to any of the Collateral.

            12.2.2. Agent shall furnish each Lender, promptly after the same becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by or on behalf of Agent. Each Lender agrees that neither Fleet nor Agent makes any representation or warranty as to the accuracy or completeness of any Report and shall not be liable for any information contained in or omitted from any such Report; agrees that the Reports are not intended to be comprehensive audits or examinations, that Fleet or Agent or any other Person performing any audit or examination will inspect only specific information regarding Borrowers or the Collateral and will rely significantly upon Borrowers' books and records as well as upon representations of Borrowers' officers and employees; agrees to keep all Reports confidential and strictly for its internal use and not to distribute the Reports to any Person (except to its Participants, attorneys, accountants and other Persons with whom such Lender has a confidential relationship) or use any Report in any other manner; and, without limiting the generality of any other indemnification contained herein, agrees to hold Agent and any other Person preparing a Report harmless from any action that the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any Loans or other credit accommodations that the indemnifying Lender has made or may make to Borrowers, or the indemnifying Lender's participation in, or its purchase of, a loan or loans of Borrowers, and to pay and protect, and indemnify, defend and hold Agent and each other such Person preparing a Report harmless from and against all claims, actions, proceedings, damages, costs, expenses and other amounts (including attorneys' fees incurred by Agent and any such other Person preparing a Report as the direct or indirect result of any third parties who might obtain all or any part of any Report through the indemnifying Lender.

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     12.3.  Reliance By Agent. Agent shall be entitled to rely, and shall be fully protected in so relying, upon any certification, notice or other communication (including any thereof by telephone, telex, telegram, telecopier message or cable) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of Agent Professionals selected by Agent. As to any matters not expressly provided for by this Agreement or any of the other Loan Documents, Agent shall in all cases be fully protected in acting or refraining from acting hereunder and thereunder in accordance with the instructions of the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding upon Lenders.

     12.4. Action Upon Default. Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default unless it has received written notice from a Lender or any or all Borrowers specifying the occurrence and nature of such Default or Event of Default. If Agent shall receive such a notice of a Default or an Event of Default or shall otherwise acquire actual knowledge of any Default or Event of Default, Agent shall promptly notify Lenders in writing and Agent shall take such action and assert such rights under this Agreement and the other Loan Documents, or shall refrain from taking such action and asserting such rights, as the Required Lenders shall direct from time to time. If any Lender shall receive a notice of a Default or an Event of Default or shall otherwise acquire actual knowledge of any Default or Event of Default, such Lender shall promptly notify Agent and the other Lenders in writing. As provided in Section 12.3, Agent shall not be subject to any liability by reason of acting or refraining to act pursuant to any request of the Required Lenders except for its own willful misconduct or gross negligence in connection with any action taken by it. Before directing Agent to take or refrain from taking any action or asserting any rights or remedies under this Agreement and the other Loan Documents on account of any Event of Default, the Required Lenders shall consult with and seek the advice of (but without having to obtain the consent of) each other Lender, and promptly after directing Agent to take or refrain from taking any such action or asserting any such rights, the Required Lenders will so advise each other Lender of the action taken or refrained from being taken and, upon request of any Lender, will supply information concerning actions taken or not taken. In no event shall the Required Lenders, without the prior written consent of each Lender, direct Agent to accelerate and demand payment of the Loans held by one Lender without accelerating and demanding payment of all other Loans or to terminate the Commitments of one or more Lenders without terminating the Commitments of all Lenders. Each Lender agrees that, except as otherwise provided in any of the Loan Documents or with the written consent of the Required Lenders, it will not take any legal action or institute any action or proceeding against any Obligor with respect to any of the Obligations or Collateral or accelerate or otherwise enforce its portion of the Obligations. Without limiting the generality of the foregoing, none of Lenders may exercise any right that it might otherwise have under Applicable Law to credit bid at foreclosure sales, UCC sales or other similar sales or dispositions of any of the Collateral except as authorized by the Required Lenders. Notwithstanding anything to the contrary set forth in this
Section 12.4 or elsewhere in this Agreement, each Lender shall be authorized to take such action to preserve or enforce its rights against any Obligor where a deadline or limitation period is otherwise applicable and would, absent the taken of specified action, bar the enforcement of Obligations held by such Lender against such Obligor, including the filing of proofs of claim in any Insolvency Proceeding.

     12.5. Ratable Sharing. If any Lender shall obtain any payment or reduction (including any amounts received as adequate protection of a bank account deposit treated as cash collateral under the Bankruptcy Code) of any Obligation of Borrowers hereunder (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) in excess of its Pro Rata share of payments or reductions on account of such Obligations obtained by all of the Lenders, such Lender shall forthwith (i) notify the other Lenders and Agent of such receipt and (ii) purchase from the other Lenders such participations in the affected Obligations as shall be necessary to cause such purchasing Lender to share the excess payment or reduction, net of costs incurred in connection therewith, on a Pro Rata basis, provided that if all or any

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portion of such excess payment or reduction is thereafter recovered from such purchasing Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 12.5 may, to the fullest extent permitted by Applicable Law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrowers in the amount of such participation.

     12.6.  Indemnification of Agent Indemnitees.

            12.6.1. Each Lender agrees to indemnify and defend the Agent Indemnitees (to the extent not reimbursed by Borrowers under this Agreement, but without limiting the indemnification obligation of Borrowers under this Agreement), on a Pro Rata basis, and to hold each of the Agent Indemnitees harmless from and against, any and all Indemnified Claims which may be imposed on, incurred by or asserted against any of the Agent Indemnitees in any way related to or arising out of this Agreement or any of the other Loan Documents or any other document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including the costs and expenses which Borrowers are obligated to pay under Section 14.2 hereof or amounts Agent may be called upon to pay in connection with any lockbox or Dominion Account arrangement contemplated hereby or under any indemnity, guaranty or other assurance of payment or performance given by Agent with respect to Cash Management Agreements, Hedging Agreements and Letters of Credit) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable to an Agent Indemnitee for any of the foregoing to the extent that they result solely from the willful misconduct or gross negligence of such Agent Indemnitee.

            12.6.2. Without limiting the generality of the foregoing provisions of this Section 12.6, if Agent should be sued by any receiver, trustee in bankruptcy, debtor-in-possession or other Person on account of any alleged preference or fraudulent transfer received or alleged to have been received from either Borrower or any other Obligor as the result of any transaction under the Loan Documents, then in such event any monies paid by Agent in settlement or satisfaction of such suit, together with all Extraordinary Expenses incurred by Agent in the defense of same, shall be promptly reimbursed to Agent by Lenders to the extent of each Lender's Pro Rata share.

            12.6.3. Without limiting the generality of the foregoing provisions of this Section 12.6, if at any time (whether prior to or after the Commitment Termination Date) any action or proceeding shall be brought against any of the Agent Indemnitees by an Obligor or by any other Person claiming by, through or under an Obligor, to recover damages for any act taken or omitted by Agent under any of the Loan Documents or in the performance of any rights, powers or remedies of Agent against any Obligor, any Receivable Debtor, the Collateral or with respect to any Loans, or to obtain any other relief of any kind on account of any transaction involving any Agent Indemnitees under or in relation to any of the Loan Documents, each Lender agrees to indemnify, defend and hold the Agent Indemnitees harmless with respect thereto and to pay to the Agent Indemnitees such Lender's Pro Rata share of such amount as any of the Agent Indemnitees shall be required to pay by reason of a judgment, decree, or other order entered in such action or proceeding or by reason of any compromise or settlement agreed to by the Agent Indemnitees, including all interest and costs assessed against any of the Agent Indemnitees in defending or compromising such action, together with attorneys' fees and other legal expenses paid or incurred by the Agent Indemnitees in connection therewith; provided, however, that no Lender shall be liable to any Agent Indemnitee for any of the foregoing to the extent that they arise solely from the willful misconduct or gross negligence of such Agent Indemnitee. In Agent's discretion, Agent may also reserve for or satisfy any such judgment, decree or order from proceeds of Collateral prior to any distributions therefrom to or for the account of Lenders.

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     12.7.  Limitation on Responsibilities of Agent. Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances to its satisfaction from Lenders of their indemnification obligations under Section 12.6 hereof against any and all Indemnified Claims which may be incurred by Agent by reason of taking or continuing to take any such action. Agent shall not be liable to Lenders (or any Lender's participants) for any action taken or omitted to be taken under or in connection with this Agreement or the other Loan Documents except as a result of actual gross negligence or willful misconduct on the part of Agent. Agent does not assume any responsibility for any failure or delay in performance or breach by any Obligor or any Lender of its obligations under this Agreement or any of the other Loan Documents. Agent does not make to Lenders, and no Lender makes to Agent or the other Lenders, any express or implied warranty, representation or guarantee with respect to the Loans, the Collateral, the Loan Documents or any Obligor. Neither Agent nor any of its officers, directors, employees, attorneys or agents shall be responsible to Lenders, and no Lender nor any of its agents, attorneys or employees shall be responsible to Agent or the other Lenders, for:
(i) any recitals, statements, information, representations or warranties contained in any of the Loan Documents or in any certificate or other document furnished pursuant to the terms hereof; (ii) the execution, validity, genuineness, effectiveness or enforceability of any of the Loan Documents; (iii) the validity, genuineness, enforceability, collectibility, value, sufficiency or existence of any Collateral, or the perfection or priority of any Lien therein; or (iv) the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any Obligor or any Receivable Debtor. Neither Agent nor any of its officers, directors, employees, attorneys or agents shall have any obligation to any Lender to ascertain or inquire into the existence of any Default or Event of Default, the observance or performance by any Obligor of any of the duties or agreements of such Obligor under any of the Loan Documents or the satisfaction of any conditions precedent contained in any of the Loan Documents. Agent may consult with and employ legal counsel, accountants and other experts and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by such experts.

     12.8.  Successor Agent and Co-Agents.

            12.8.1. Subject to the appointment and acceptance of a successor Agent as provided below, Agent may resign at any time by giving at least 30 days written notice thereof to each Lender and Borrowers. Upon receipt of any notice of such resignation, the Required Lenders, after prior consultation with (but without having to obtain consent of) each Lender, shall have the right to appoint a successor Agent which shall be (i) a Lender organized under the laws of the United States or of any State thereof, (ii) a United States based affiliate of a Lender, or (iii) a commercial bank that is organized under the laws of the United States or of any State thereof and has a combined capital surplus of at least $200,000,000 and, provided no Default or Event of Default then exists, is reasonably acceptable to Borrowers (and for purposes hereof, any successor to Fleet shall be deemed acceptable to Borrowers). Upon the acceptance by a successor Agent of an appointment to serve as an Agent hereunder, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent without further act, deed or conveyance, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 12 (including the provisions of Section 12.6) shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent. Notwithstanding anything to the contrary contained in this Agreement, any successor by merger or acquisition of the stock or assets of Fleet shall continue to be Agent hereunder without further act on the part of the parties hereto unless such successor shall resign in accordance with the provisions hereof.

            12.8.2. It is the purpose of this Agreement that there shall be no violation of any Applicable Law denying or restricting the right of financial institutions to transact business as agent or otherwise in any jurisdiction. It is recognized that, in case of litigation under any of the Loan Documents,

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or in case Agent deems that by reason of present or future laws of any jurisdiction Agent might be prohibited from exercising any of the powers, rights or remedies granted to Agent or Lenders hereunder or under any of the Loan Documents or from holding title to or a Lien upon any Collateral or from taking any other action which may be necessary hereunder or under any of the Loan Documents, Agent may appoint an additional Person as a separate collateral agent or co-collateral agent which is not so prohibited from taking any of such actions or exercising any of such powers, rights or remedies. If Agent shall appoint an additional Person as a separate collateral agent or co-collateral agent as provided above, each and every remedy, power, right, claim, demand or cause of action intended by any of the Loan Documents to be exercised by or vested in or conveyed to Agent with respect thereto shall be exercisable by and vested in such separate collateral agent or co-collateral agent, but only to the extent necessary to enable such separate collateral agent or co-collateral agent to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate collateral agent or co-collateral agent shall run to and be enforceable by either of them. Should any instrument from Lenders be required by the separate collateral agent or co-collateral agent so appointed by Agent in order more fully and certainly to vest in and confirm to him or it such rights, powers, duties and obligations, any and all of such instruments shall, on request, be executed, acknowledged and delivered by Lenders whether or not a Default or Event of Default then exists. In case any separate collateral agent or co-collateral agent, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, duties and obligations of such separate collateral agent or co-collateral agent, so far as permitted by Applicable Law, shall vest in and be exercised by Agent until the appointment of a new collateral agent or successor to such separate collateral agent or co-collateral agent.

     12.9.  Consents, Amendments and Waivers.

            12.9.1. No amendment or modification of any provision of this Agreement shall be effective without the prior written agreement of the Required Lenders, Borrowers and PLC, and no waiver of any Default or Event of Default shall be effective without the prior written consent of the Required Lenders; provided, however, that (i) without the prior written consent of Agent, no amendment or waiver shall be effective with respect to any provision in any of the Loan Documents (including this Section 12) to the extent such provision relates to the rights, duties, immunities or discretion of Agent; (ii) without the prior written consent of Fleet, no amendment or waiver with respect to the provisions of Sections 1.3 or 3.1.3 shall be effective; (iii) without the prior written consent of all Lenders, no waiver of any Default or Event of Default shall be effective if the Default or Event of Default relates to either Borrower's failure to observe or perform any covenant that may not be amended without the unanimous written consent of Lenders (and, where so provided hereinafter, the written consent of Agent) as hereinafter set forth in this
Section 12.9.1; and (iv) written agreement of all Lenders (except a defaulting Lender as provided in Section 3.2) shall be required to effectuate any amendment, modification or waiver that would (a) alter the provisions of Sections 2.2, 2.4, 2.6, 2.7, 2.8, 2.9, 4.6, 4.7, 4.9, 4.10, 5.1, 12.9, 14.2,
14.3 or 14.16, (b) amend the definitions of "Pro Rata," "Required Lenders," "Availability Reserve" or "Borrowing Base" (and the other defined terms used in such definitions), or any provision of this Agreement obligating Agent to take certain actions at the direction of the Required Lenders, or any provision of any of the Loan Documents regarding the Pro Rata treatment or obligations of Lenders, (c) increase or otherwise modify any of the Commitments (other than to reduce proportionately each Lender's Commitment in connection with any overall reduction in the amount of the Commitments), (d) alter or amend (other than to increase) the rate of interest payable in respect of the Loans (except as may be expressly authorized by the Loan Documents or as may be necessary, in Agent's judgment, to comply with Applicable Law), (e) waive or agree to defer collection of any fee, termination charge or other charge provided for under any of the Loan Documents (except to the extent that the Required Lenders agree after and during the continuance of any Event of Default to a waiver or deferral of any termination charge provided for in Section 5.2.3) or the unused line fee in
Section 2.2.2, (f) subordinate

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the payment of any of the Obligations to any other Debt or the priority of any
Liens granted to Agent under any of the Loan Documents to Liens granted to any other Person, except as currently provided in or contemplated by the Loan Documents in connection with Borrowers' incurrence of Permitted Purchase Money Debt, and except for Liens granted by an Obligor to financial institutions with respect to amounts on deposit with such financial institutions to cover returned items, processing and analysis charges and other charges in the Ordinary Course of Business that relate to deposit accounts with such financial institutions,
(g) alter the time or amount of repayment of any of the Loans (except a moratorium or deferral of payment pursuant to a forbearance agreement entered into by Agent and the Required Lenders with Borrowers at any time an Event of Default exists) or waive any Event of Default resulting from nonpayment of the Loans on the due date thereof (or within any applicable period of grace), (h) forgive any of the Obligations, except any portion of the Obligations held by a Lender who consents in writing to such forgiveness, or (i) release any Obligor from liability for any of the Obligations (other than any Obligor that may be sold in conformity with the terms of this Agreement. No Lender shall be authorized to amend or modify any Note held by it, unless such amendment or modification is consented to in writing by all Lenders; provided, however, that the foregoing shall not be construed to prohibit an amendment or modification to any provision of this Agreement that may be effected pursuant to this Section
12.9.1 by agreement of Borrowers and the Required Lenders even though such an amendment or modification results in an amendment or modification of the Notes by virtue of the incorporation by reference in each of the Notes of this Agreement. The making of any Loans hereunder by any Lender during the existence of a Default or Event of Default shall not be deemed to constitute a waiver of such Default or Event of Default. Any waiver or consent granted by Lenders hereunder shall be effective only if in writing and then only in the specific instance and for the specific purpose for which it was given.

            12.9.2. Neither Borrowers nor PLC will, directly or indirectly, pay or cause to be paid any remuneration or other thing of value, whether by way of supplemental or additional interest, fee or otherwise, to any Lender (in its capacity as a Lender hereunder) as consideration for or as an inducement to the consent to or agreement by such Lender with any waiver or amendment of any of the terms and provisions of this Agreement or any of the other Loan Documents to the extent that the agreement of all Lenders to any such waiver or amendment is required, unless such remuneration or thing of value is concurrently paid, on the same terms, on a Pro Rata basis to all Lenders; provided, however, that Borrowers may contract to pay a fee only to those Lenders who actually vote in writing to approve any waiver or amendment of the terms and provisions of this Agreement or any of the other Loan Documents to the extent that such waiver or amendment may be implemented by vote of the Required Lenders and such waiver or amendment is in fact approved.

            12.9.3. Any request, authority or consent of any Person who, at the time of making such request or giving such a authority or consent, as a Lender, shall be conclusive and binding upon any Assignee of such Lender.

     12.10. Due Diligence and Non-Reliance. Each Lender hereby acknowledges and represents that it has, independently and without reliance upon Agent or the other Lenders, and based upon such documents, information and analyses as it has deemed appropriate, made its own credit analysis of each Obligor and its own decision to enter into this Agreement and to fund the Loans to be made by it hereunder and to purchase participations in the LC Outstandings pursuant to
Section 1.3.2 hereof, and each Lender has made such inquiries concerning the Loan Documents, the Collateral and each Obligor as such Lender feels necessary and appropriate, and has taken such care on its own behalf as would have been the case had it entered into the other Loan Documents without the intervention or participation of the other Lenders or Agent. Each Lender hereby further acknowledges and represents that the other Lenders and Agent have not made any representations or warranties to it concerning any Obligor, any of the Collateral or the legality, validity, sufficiency or enforceability of any of the Loan Documents. Each Lender also hereby acknowledges that it will, independently and without reliance upon the other Lenders

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

or Agent, and based upon such financial statements, documents and information as it deems appropriate at the time, continue to make and rely upon its own credit decisions in making Loans and in taking or refraining to take any other action under this Agreement or any of the other Loan Documents. Except for notices, reports and other information expressly required to be furnished to Lenders by Agent hereunder, Agent shall not have any duty or responsibility to provide any Lender with any notices, reports or certificates furnished to Agent by any Obligor or any credit or other information concerning the affairs, financial condition, business or Properties of any Obligor (or any of its Affiliates) which may come into possession of Agent or any of Agent's Affiliates.

     12.11. Representations and Warranties of Lenders. By its execution of this Agreement, each Lender hereby represents and warrants to each Borrower and the other Lenders that it has the power to enter into and perform its obligations under this Agreement and the other Loan Documents, and that it has taken all necessary and appropriate action to authorize its execution and performance of this Agreement and the other Loan Documents to which it is a party, each of which will be binding upon it and the obligations imposed upon it herein or therein will be enforceable against it in accordance with the respective terms of such documents.

     12.12. The Required Lenders. As to any provisions of this Agreement or the other Loan Documents under which action may or is required to be taken upon direction or approval of the Required Lenders, the direction or approval of the Required Lenders shall be binding upon each Lender to the same extent and with the same effect as if each Lender had joined therein. Notwithstanding anything to the contrary contained in this Agreement, Borrowers shall not be deemed to be a beneficiary of, or be entitled to enforce, sue upon or assert as a defense to any of the Obligations, any provisions of this Agreement that requires Agent or any Lender to act, or conditions their authority to act, upon the direction or consent of the Required Lenders; and any action taken by Agent or any Lender that requires the consent or direction of the Required Lenders as a condition to taking such action shall, insofar as Borrowers are concerned, be presumed to have been taken with the requisite consent or direction of the Required Lenders.

     12.13. Several Obligations. The obligations and commitments of each Lender under this Agreement and the other Loan Documents are several and neither Agent nor any Lender shall be responsible for the performance by the other Lenders of its obligations or commitments hereunder or thereunder. Notwithstanding any liability of Lenders stated to be joint and several to third Persons under any of the Loan Documents, such liability shall be shared, as among Lenders, Pro Rata according to the respective Commitments of Lenders.

     12.14. Agent in its Individual Capacity. With respect to its obligation to lend under this Agreement, the Loans made by it and each Note issued to it, Agent shall have the same rights and powers hereunder and under the other Loan Documents as any other Lender or holder of a Note and may exercise the same as though it were not performing the duties specified herein; and the terms "Lenders," "Required Lenders," or any similar term shall, unless the context clearly otherwise indicates, include Agent in its capacity as a Lender. Agent and its Affiliates may each accept deposits from, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with a Borrower or any other Obligor, or any affiliate of a Borrower or any other Obligor, as if it were any other bank and without any duty to account therefor (or for any fees or other consideration received in connection therewith) to the other Lenders. Fleet or its affiliates may receive information regarding a Borrower or any of such Borrower's Affiliates and account debtors (including information that may be subject to confidentiality obligations in favor of Borrowers or any of their Affiliates) and Lenders acknowledge that neither Agent nor Fleet shall be under any obligation to provide such information to Lenders to the extent acquired by Fleet in its individual capacity and not as Agent hereunder.

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     12.15. No Third Party Beneficiaries. This Section 12 is not intended to confer any rights or benefits upon Borrowers or any other Person except Lenders and Agent, and, except as expressly provided in this Section 12, no Person (including any or all Borrowers) other than Lenders and Agent shall have any right to enforce any of the provisions of this Section 12 except as expressly provided in Section 12.17. As between Borrowers and Agent, any action that Agent may take or purport to take on behalf of Lenders under any of the Loan Documents shall be conclusively presumed to have been authorized and approved by Lenders as herein provided.

     12.16. Notice of Transfer. Agent may deem and treat a Lender party to this Agreement as the owner of such Lender's portion of the Revolver Loans for all purposes, unless and until a written notice of the assignment or transfer thereof executed by such Lender has been received by Agent.

     12.17. Replacement of Certain Lenders. If a Lender ("Affected Lender") shall have (i) failed to fund its Pro Rata share of any Revolver Loan requested (or deemed requested) by Borrowers which such Lender is obligated to fund under the terms of this Agreement and which such failure has not been cured, (ii) requested compensation from Borrowers under Section 2.7 or Section 4.9 to recover increased costs incurred by such Lender (or its parent or holding company) or Taxes which are not being incurred generally by the other Lenders (or their respective parents or holding companies), or (iii) delivered a notice pursuant to Section 2.6 claiming that such Lender is unable to extend LIBOR Loans to Borrowers for reasons not generally applicable to the other Lenders, then, in any such case and in addition to any other rights and remedies that Agent, any other Lender or a Borrower may have against such Affected Lender, a Borrower or Agent may make written demand on such Affected Lender (with a copy to Agent in the case of a demand by Borrowers and a copy to Borrowers in the case of a demand by Agent) for the Affected Lender to assign, and such Affected Lender shall assign pursuant to one or more duly executed Assignment and Acceptances within 5 Business Days after the date of such demand, to one or more Lenders willing to accept such assignment or assignments, or to one or more Eligible Assignees designated by Agent, all of such Affected Lender's rights and obligations under this Agreement (including its Commitments and all Loans owing to it) in accordance with Section 13. Agent is hereby irrevocably authorized to execute one or more Assignment and Acceptances as attorney-in-fact for any Affected Lender which fails or refuses to execute and deliver the same within 5 Business Days after the date of such demand. The Affected Lender shall be entitled to receive, in cash and concurrently with execution and delivery of each such Assignment and Acceptance, all amounts owed to the Affected Lender hereunder or under any other Loan Document, including the aggregate outstanding principal amount of the Revolver Loans owed to such Lender, together with accrued interest thereon through the date of such assignment. Upon the replacement of any Affected Lender pursuant to this Section 12.17, such Affected Lender shall cease to have any participation in, entitlement to, or other right to share in the Liens of Agent in any Collateral and such Affected Lender shall have no further liability to Agent, any Lender or any other Person under any of the Loan Documents (except as provided in Section 12.6 as to events or transactions which occur prior to the replacement of such Affected Lender), including any commitment to make Loans or purchase participations in LC Outstandings.

     12.18. Remittance of Payments and Collections.

            12.18.1. All payments by any Lender to Agent shall be made not later than the time set forth elsewhere in this Agreement on the Business Day such payment is due; provided, however, that if such payment is due on demand by Agent and such demand is made on the paying Lender after 11:00 a.m. on such Business Day, then payment shall be made by 11:00 a.m. on the next Business Day. Payment by Agent to any Lender shall be made by wire transfer, promptly following Agent's receipt of funds for the account of such Lender and in the type of funds received by Agent; provided, however, that if Agent receives such funds at or prior to 12:00 noon, Agent shall pay such funds to such Lender by

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2:00 p.m. on such Business Day, but if Agent receives such funds after 12:00 noon, Agent shall pay such funds to such Lender by 2:00 p.m. on the next Business Day.

            12.18.2. With respect to the payment of any funds from Agent to a Lender or from a Lender to Agent, the party failing to make full payment when due pursuant to the terms hereof shall, on demand by the other party, pay such amount together with interest thereon at the Federal Funds Rate. In no event shall Borrowers be entitled to receive any credit for any interest paid by Agent to any Lender, or by any Lender to Agent, at the Federal Funds Rate as provided herein.

            12.18.3. If Agent pays any amount to a Lender in the belief or expectation that a related payment has been or will be received by Agent from an Obligor and such related payment is not received by Agent, then Agent shall be entitled to recover such amount from each Lender that receives such amount. If Agent determines at any time that any amount received by it under this Agreement or any of the other Loan Documents must be returned to an Obligor or paid to any other Person pursuant to any Applicable Law, court order or otherwise, then, notwithstanding any other term or condition of this Agreement or any of the other Loan Documents, Agent shall not be required to distribute such amount to any Lender.

SECTION 13. BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS

     13.1. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Borrowers, Agent and Lenders and their respective successors and assigns (which, in the case of Agent, shall include any successor Agent appointed pursuant to Section 12.8), except that (i) no Borrower shall have the right to assign its rights or delegate performance of any of its obligations under any of the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 13.3. Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with Section 13.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of a Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

     13.2.  Participations.

            13.2.1. Permitted Participants; Effect. Any Lender may, in the ordinary course of its business and in accordance with Applicable Law, at any time sell to one or more banks or other financial institutions (each a "Participant") a participating interest in any of the Obligations owing to such Lender, any Commitment of such Lender or any other interest of such Lender under any of the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any Note for all purposes under the Loan Documents, all amounts payable by Borrowers under this Agreement and any of the Notes shall be determined as if such Lender had not sold such participating interests, and Borrowers and Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents. If a Lender sells a participation to a Person other than an Affiliate of such Lender, then such Lender shall give prompt written notice thereof to Borrowers and the other Lenders.

            13.2.2. Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan

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Documents other than an amendment, modification or waiver with respect to any
Loans or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the stated interest rate or the stated rates at which fees are payable with respect to any such Loan or Commitment, postpones the Commitment Termination Date, or any date fixed for any regularly scheduled payment of interest or fees on such Revolver Loan or Commitment, or releases from liability either Borrower or any Guarantor (except as provided herein) or releases substantially all of the Collateral.

            13.2.3. Benefit of Set-Off. Each Borrower agrees that each Participant shall be deemed to have the right of set-off provided in Section
11.4 in respect of its participating interest in amounts owing under the Loan Documents to the same extent and subject to the same requirements under this Agreement (including Section 12.5) as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of set-off provided in Section
11.4 with respect to the amount of participating interests sold to each Participant. Lenders agree to share with each Participant, and each Participant by exercising the right of set-off provided in Section 11.4 agrees to share with each Lender, any amount received pursuant to the exercise of its right of set-off, such amounts to be shared in accordance with Section 12.5 as if each Participant were a Lender.

            13.2.4. Notices. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent that any such notice may be required, and neither Agent nor any other Lender shall have any obligation, duty or liability to any Participant of any other Lender. Without limiting the generality of the foregoing, neither Agent nor any Lender shall have any obligation to give notices or to provide documents or information to a Participant of another Lender.

     13.3.  Assignments.

            13.3.1.   Permitted Assignments. Subject to its compliance with
Section 13.3.2, a Lender may, in accordance with Applicable Law, at any time assign to any Eligible Assignee all or any part of its rights and obligations under the Loan Documents, so long as (i) each assignment is of a constant, and not a varying, ratable percentage of all of the transferor Lender's rights and obligations under the Loan Documents with respect to the Loans and the LC Outstandings and, in the case of a partial assignment, is in a minimum principal amount of $5,000,000 (unless otherwise agreed by Agent in its sole discretion) and integral multiples of $1,000,000 in excess of that amount; (ii) except in the case of an assignment in whole of a Lender's rights and obligations under the Loan Documents or an assignment by one original signatory to this Agreement to another such signatory, immediately after giving effect to any assignment, the aggregate amount of the Commitments retained by the transferor Lender shall in no event be less than $5,000,000 (unless otherwise agreed by Agent in its sole discretion); and (iii) the parties to each such assignment shall execute and deliver to Agent, for its acceptance and recording, an Assignment and Acceptance. Nothing contained herein shall limit in any way the right of a Lender to assign all or any portion of the Obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors and any Operating Circular issued by such Federal Reserve Bank, provided that any payment by Borrowers to the assigning Lender in respect of such assigned Obligations in accordance with the terms of this Agreement shall satisfy Borrowers' obligations hereunder in respect of such assigned Obligations to the extent of such payment, and no such assignment shall release the assigning Lender from its obligations hereunder.

            13.3.2. Effect; Effective Date. Upon (i) delivery to Agent of a notice of assignment substantially in the form attached as Exhibit H hereto, together with any consents required by Section 13.3.1, and (ii) payment of a $5,000 fee to the Agent for processing any assignment to an Eligible Assignee that is not an Affiliate of the transferor Lender, such assignment shall become effective on the effective date specified in such notice of assignment. On and after the effective date of such assignment, such Eligible Assignee shall for all purposes be a Lender party to the Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of the Lender under the Loan Documents to the same extent as if it were an original party thereto, and no further consent or action by Borrowers, Lenders or Agent shall be required to release the transferor Lender with respect to the Commitment (or portion thereof) of such Lender and Obligations assigned to such Eligible Assignee. Upon the consummation of any assignment to an Eligible Assignee pursuant to this Section 13.3, the transferor Lender, Agent and Borrowers shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Eligible Assignee, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment. If the transferor Lender shall have assigned all of its interests, rights and obligations under this Agreement pursuant to Section 13.3.1, such transferor Lender shall no longer have any obligation to indemnify Agent with respect to any transactions, events or occurrences that transpire after the effective date of such assignment, and each Eligible Assignee to which such transferor shall make an assignment shall be responsible to Agent to indemnify Agent in accordance with this Agreement with respect to transactions, events and occurrences transpiring on and after the effective date of such assignment to it.

            13.3.3. Dissemination of Information. Subject to Section 14.17(viii), each Borrower authorizes each Lender and Agent to disclose to any Participant, any Eligible Assignee or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee"), and any prospective Transferee, any and all information in Agent's or such Lender's possession concerning each Borrower, the Subsidiaries of each Borrower or the Collateral, subject to appropriate confidentiality undertakings on the part of such Transferee.

     13.4. Tax Treatment. If any interest in any Loan Document is transferred to any Transferee that is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 4.10.

SECTION 14. MISCELLANEOUS

     14.1. Power of Attorney. Each Borrower hereby irrevocably designates, makes, constitutes and appoints Agent as such Borrower's true and lawful attorney (and agent-in-fact) and Agent, or Agent's designee, may, without notice to such Borrower and in either such Borrower's or Agent's name, but at the cost and expense of Borrowers:

            14.1.1. At such time or times as Agent or said designee, in its sole discretion, may determine, endorse such Borrower's name on any Payment Item or proceeds of the Collateral which come into the possession of Agent or under Agent's control.

            14.1.2. At any time that an Event of Default exists: (i) demand payment of the Receivables from the Receivable Debtors, enforce payment of the Receivables by legal proceedings or otherwise, and generally exercise all of such Borrower's rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Receivables or other Collateral or any legal proceedings brought to collect any of the Receivables or other Collateral; (iii) sell or assign any of the Receivables and other Collateral upon such terms, for such amounts and at such time or times as Agent deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign such Borrower's name to a proof of claim in bankruptcy or similar document against any Receivable Debtor or to any notice of Lien, assignment or satisfaction of Lien or similar document in connection with any of the Collateral; (vi) receive, open and handle of all mail addressed to such Borrower and to notify postal authorities to change the address for

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

delivery thereof to such address as Agent may designate; (vii) endorse the name of such Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Agent on account of the Obligations; (viii) endorse the name of such Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Receivables or Inventory of any Obligor and any other Collateral; (ix) use such Borrower's stationery and sign the name of such Borrower to verifications of the Receivables and notices thereof to Receivable Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Receivables, Inventory, Equipment or any other Collateral; (xi) make and adjust claims under policies of insurance; (xii) sign the name of such Borrower on any proof of claim in bankruptcy against Receivable Debtors and on notices of Liens, claims of mechanic's Liens or assignments or releases of mechanic's Liens securing any Receivables; (xiii) take all action as may be necessary to obtain the payment of any letter of credit or banker's acceptance of which such Borrower is a beneficiary; and (xiv) do all other acts and things necessary, in Agent's determination, to fulfill such Borrower's obligations under this Agreement.

     14.2. General Indemnity. Each Borrower hereby agrees to indemnify and defend the Indemnitees against and to hold the Indemnitees harmless from any Indemnified Claim that may be instituted or asserted against or incurred by any of the Indemnitees and that either (i) arises out of or relates to this Agreement or any of the other Loan Documents (including any transactions entered into pursuant to any of the Loan Documents, Agent's Lien upon the Collateral, or the performance by Agent or Lenders of their duties or the exercise of any of their rights or remedies under this Agreement or any of the other Loan Documents), or (ii) results from such Borrower's failure to observe, perform or discharge any of such Borrower's covenants or duties hereunder. Without limiting the generality of the foregoing, this indemnity shall extend to any Indemnified Claims instituted or asserted against or incurred by any of the Indemnitees by any Person under any Environmental Laws or similar laws by reason of either Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Additionally, if any Indemnified Taxes shall be payable by Agent or any Lender on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the other Loan Documents, or the creation or repayment of any of the Obligations hereunder, by reason of any Applicable Law now or hereafter in effect, Borrowers will pay (or will promptly reimburse Agent and Lenders for the payment of) all such Indemnified Taxes, including any interest and penalties thereon, and will indemnify and hold Indemnitees harmless from and against all liability in connection therewith. The foregoing indemnities shall not apply to Indemnified Claims incurred by any of the Indemnitees as a direct and proximate result of its own gross negligence or willful misconduct or that arise out of any disputes between Agent and any Lender. Agent or any Lender claiming indemnification under this Section 14.2 shall provide Borrowers with a certificate, setting forth the amount and basis of such claim. Such certificate shall be conclusive, absent manifest error.

     14.3. Survival of All Indemnities. Notwithstanding anything to the contrary in this Agreement or any of the other Loan Documents, the obligation of each Borrower and each Lender with respect to each indemnity given by it in this Agreement, whether given by any or all Borrowers to Agent Indemnitees, Lender Indemnitees or Fleet Indemnitees or by any Lender to any Agent Indemnitees or Fleet Indemnitees, shall survive Full Payment of the Obligations and the termination of any of the Commitments.

     14.4. Modification of Agreement. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by PLC, Borrowers, Agent and Lenders (or, where otherwise expressly allowed by Section 12, the Required Lenders in lieu of Agent and Lenders); provided, however, that no consent, written or otherwise, of Borrowers or PLC shall be necessary or required in connection with any amendment of any of the provisions of Sections 1.3.2, 3.1.3, 4.6, or 12 (other than Section 12.17 and to the extent Borrowers' consent is expressly required thereunder, Sections 2.8 and

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

12.9), or any other provision of this Agreement that affects only the rights, duties and responsibilities of Lenders and Agent as among themselves so long as no such amendment imposes any additional obligations on, or is otherwise disadvantageous to, Borrowers.

     14.5. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     14.6. Cumulative Effect; Conflict of Terms. The provisions of the Other Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Without limiting the generality of the foregoing, the parties acknowledge that this Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters and that such limitations, tests and measures are cumulative and each must be performed, except as may be expressly stated to the contrary in this Agreement. Except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

     14.7. Execution in Counterparts. This Agreement and any amendments hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

     14.8. Consent. Whenever Agent's, Lenders' or Required Lenders' consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition or event, Agent and each Lender shall be authorized to give or withhold its consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral security for the Obligations, the payment of money or any other matter.

     14.9. Notices. All notices, requests and demands to or upon a party hereto shall be in writing and shall be sent by certified or registered mail, return receipt requested, personal delivery against receipt or by telecopier or other facsimile transmission and shall be deemed to have been validly served, given or delivered when delivered against receipt or, in the case of facsimile transmission, when received (if on a Business Day and, if not received on a Business Day, then on the next Business Day after receipt) at the office where the noticed party's telecopier is located, in each case addressed to the noticed party at the address shown for such party on the signature page hereof or, in the case of a Person who becomes a Lender after the date hereof, at the address shown on the Assignment and Acceptance by which such Person became a Lender. Notwithstanding the foregoing, no notice to or upon Agent pursuant to Sections 1.1.5, 1.3, 2.1.2, 3.1 or 5.2.2 shall be effective until after actually received by the individual to whose attention at Agent such notice is required to be sent. Any written notice, request or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice, request or demand is actually received by the individual to whose attention at the noticed party such notice, request or demand is required to be sent.

     14.10. Performance of Borrowers' Obligations. If Borrowers shall fail to discharge any covenant, duty or obligation hereunder or under any of the other Loan Documents, Agent may, in its sole discretion at any time or from time to time, for Borrowers' account and at Borrowers' expense, pay any amount or do any act required of Borrowers hereunder or under any of the other Loan Documents to
(i) enforce any of the Loan Documents or collect any of the Obligations, (ii) preserve, protect, insure or

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

maintain or realize upon any of the Collateral, or (iii) preserve, defend, protect or maintain the validity or priority of Agent's Liens in any of the Collateral, including the payment of any judgment against either Borrower, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord claim, any other Lien upon or with respect to any of the Collateral (whether or not a Permitted Lien). All payments that Agent may make under this Section and all out-of-pocket costs and expenses (including Extraordinary Expenses) that Agent pays or incurs in connection with any action taken by it hereunder shall be reimbursed to Agent by Borrowers on demand with interest from the date of such demand to the date of payment thereof at the Default Rate applicable for Revolver Loans that are Base Rate Loans. Any payment made or other action taken by Agent under this Section shall be without prejudice to any right to assert, and without waiver of, an Event of Default hereunder and to without prejudice to Agent's right proceed thereafter as provided herein or in any of the other Loan Documents.

     14.11. Credit Inquiries. Each Borrower hereby authorizes and permits Agent and Lenders (but Agent and Lenders shall have no obligation) to respond to usual and customary credit inquiries from third parties concerning such Borrower or any of its Subsidiaries.

     14.12. Time of Essence. Time is of the essence of this Agreement, the Other Agreements and the Security Documents.

     14.13. Indulgences Not Waivers. Agent's or any Lender's failure at any time or times hereafter, to require strict performance by Borrowers of any provision of this Agreement shall not waive, affect or diminish any right of Agent or any Lender thereafter to demand strict compliance and performance therewith.

     14.14. Entire Agreement; Appendix A, Exhibits and Schedules. This Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written. Appendix A, each of the Exhibits and each of the Schedules attached hereto are incorporated into this Agreement and by this reference made a part hereof.

     14.15. Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having, or being deemed to have, structured, drafted or dictated such provision.

     14.16. Obligations of Lenders Several. The obligations of each Lender hereunder are several, and no Lender shall be responsible for the obligations or Commitment of any other Lender. Nothing contained in this Agreement and no action taken by Lenders pursuant hereto shall be deemed to constitute the Lenders to be a partnership, association, joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled, to the extent not otherwise restricted hereunder, to protect and enforce its rights arising out of this Agreement and any of the other Loan Documents and it shall not be necessary for Agent or any other Lender to be joined as an additional party in any proceeding for such purpose.

     14.17. Confidentiality. Agent and Lenders each agrees to exercise reasonable efforts (and, in any event, with at least the same degree of care as it ordinarily exercises with respect to confidential information of its other customers) to keep any confidential information that is delivered or made available by a Borrower or any of its advisors, including information made available to Agent or any Lender in connection with a visit or investigation by any Person pursuant to Section 9.1.1 hereof,

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

confidential from any Person other than their respective Affiliates (including
Bank) and individuals employed or retained by Agent or such Lender who are or are expected to become engaged in evaluating, approving, structuring, administering or otherwise giving professional advice with respect to any of the Loans or Collateral, including any of their respective legal counsel, auditors or other professional advisors, provided, however, that nothing herein shall prevent Agent or any Lender from disclosing such confidential information (i) to any party to this Agreement from time to time, (ii) pursuant the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over Agent or such Lender,
(iv) which has been publicly disclosed other than by an act or omission of Agent or any Lender except as permitted herein or which becomes available to Agent or any Lender on a nonconfidential basis from a source other than Obligors, (v) to the extent reasonably required in connection with any litigation with respect to any of the Loan Documents or any of the transactions contemplated thereby to which Agent, any Lender or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedies hereunder, (vii) to any Agent Professionals or any Lender's legal counsel or auditors, (viii) to any actual or proposed Participant, Assignee, or any other Transferee of all or part of a Lender's rights hereunder so long as such Person has agreed in writing to be bound by the provisions of this Section, (viii) to the National Association of Insurance Commissioners or any similar organization or to any nationally recognized rating agency that requires access to information about a Lender's portfolio in connection with ratings issued with respect to such Lender, (ix) to the extent disclosure is required by Applicable Law or (x) with the consent of Borrowers.

     14.18. Disclosure. Notwithstanding anything in any Loan Document to the contrary, the parties (and each employee, representative, or other agent of the Parties) may disclose to any and all Persons, without limitation of any kind, the tax treatment, and any facts that may be relevant to the tax structure of, the transaction.

     14.19. Senior Debt. Borrowers and PLC represent, warrant, acknowledge and agree that (a) the Obligations constitute (i) "Senior Debt" and "Designated Senior Debt" as defined in the Existing Subordinated Notes Indenture and (ii) "Senior Debt," "Designated Senior Debt" and "Guarantor Senior Debt" in the Existing Zero Subordinated Notes Indenture and (b) this Agreement constitutes a "Credit Facility" under each of the New Notes Indenture, the Existing Subordinated Notes Indenture and the Existing Zero Coupon Notes Indenture.

     14.20. PLC as a Party to This Agreement. PLC is a party to this Agreement solely for the purpose of providing certain representations and warranties and making certain covenants as set forth herein, but is not a Borrower, shall not be deemed to be a Borrower and shall have no rights as a Borrower hereunder or otherwise. PLC shall not have any liability with respect to any of the Loans or other monetary Obligations, except as set forth in its Guaranty.

     14.21. Judgment Currency. If for the purpose of obtaining judgment in any court it is necessary to convert an amount due hereunder in the currency in which it is due (the "Original Currency") into another currency (the "Second Currency"), the rate of exchange applied shall be that at which, in accordance with normal banking procedures, Agent could purchase in the New York foreign exchange market, the Original Currency with the Second Currency on the date on which judgment is given, or the preceding Business Day if such date is not a Business Day. Each Borrower agrees that its obligation in respect of any Original Currency due from it hereunder shall, notwithstanding any judgment or payment in such other currency, be discharged only to the extent that, on the Business Day following the date Agent receives payment of any sum so adjudged to be due hereunder the Second Currency, Agent may, in accordance with normal banking procedures, purchase, in the New York foreign exchange market, the Original Currency with the amount of the Second Currency so paid; and if the amount of the Original Currency so purchased or which could have been so purchased is less than the amount originally

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

due in the Original Currency, each Borrower agrees, as a separate obligation and notwithstanding any such payment or judgment, to indemnify Agent or any Lender against such loss. The term "rate of exchange" in this Section 14.20 means the spot rate at which Agent, in accordance with its normal practices, is able on the relevant date to purchase the Original Currency with the Second Currency, and includes any premium and costs of exchange payable in connection with such purchase.

     14.22. Governing Law; Consent to Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (including N.Y. Gen. Obligs. Section 5-1401); provided, however, that, if any of the Collateral shall be located in any jurisdiction other than New York, the laws of such jurisdiction shall govern the method, manner and procedure for foreclosure of Agent's Lien upon such Collateral and the enforcement of Agent's other remedies in respect of such Collateral to the extent that the laws of such jurisdiction are different from or inconsistent with the laws of the State of New York. As part of the consideration for new value received, and regardless of any present or future domicile or principal place of business of either Borrower, PLC, any Lender or Agent, (i) PLC and each Borrower hereby consents and agrees that the State Courts of New York, sitting in the Borough of Manhattan, or, at Agent's option, the United States District Court for the Southern District of New York, shall have jurisdiction to hear and determine any claims or disputes among any or all Borrowers, Agent and Lenders pertaining to this Agreement or to any matter arising out of or related to this Agreement, and
(ii) each Borrower hereby consents and agrees that the Superior Court of Pinellas County, Florida, or at Agent's option, the United States District Court for the Middle District of Florida, shall have the jurisdiction to hear and determine any claims or disputes between such Borrower and Agent and Lenders pertaining to this Agreement or to any matter arising out of or related to this Agreement. PLC and each Borrower expressly submit and consent in advance to such jurisdiction in any action or suit commenced in any such Court, and PLC and each Borrower hereby waive any objection that they may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such Court. PLC and each Borrower hereby waives personal service of the summons, complaint and other process issued in any such action or suit and agrees that service of such summons, complaint and other process may be made by certified mail addressed to PLC or Borrowers at the address set forth in this Agreement and that service so made shall be deemed completed upon the earlier of such Borrower's actual receipt thereof or 3 days after deposit in the United States mails, proper postage prepaid. Nothing in this Agreement shall be deemed or operate to affect the right of Agent to serve legal process in any other manner permitted by law, or to preclude the enforcement by Agent of any judgment or order obtained in such forum or the taking of any action under this Agreement to enforce same in any other appropriate forum or jurisdiction.

     14.23. DOIC as Agent for Service of Process. DOIC acknowledges and agrees that pursuant to the Guaranty, certain Guarantors have appointed DOIC as each Guarantor's agent for service of process for purposes of any legal action or proceeding related to such Guarantor's obligations under the Guaranty; and DOIC hereby accepts such appointment as agent for service of process for each such Guarantor and agrees to act in such capacity for the purposes described in the Guaranty.

     14.24. Specific Waivers. To the fullest extent permitted by Applicable Law, PLC and each Borrower waive (i) the right to trial by jury (which Agent and each Lender hereby also waives) in any action, suit, proceeding or counterclaim of any kind arising out of or related to any of the Loan Documents, the Obligations or the Collateral; (ii) presentment, demand and protest and notice of presentment, protest, default, non payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Agent on which either Borrower may

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

in any way be liable and hereby ratifies and confirms whatever Agent may do in this regard; (iii) notice prior to taking possession or control of the Collateral or any bond or security which might be required by any court prior to allowing Agent to exercise any of Agent's remedies; (iv) the benefit of all valuation, appraisement and exemption laws; (v) any claim against Agent or any Lender, on any theory of liability, for special, indirect, consequential, or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any of the Loan Documents, any transaction thereunder or the use of the proceeds of any Loans; and (vi) notice of acceptance hereof. PLC and each Borrower acknowledge that the foregoing waivers are a material inducement to Agent's and Lender's entering into this Agreement and that Agent and Lenders are relying upon the foregoing waivers in its future dealings with PLC and Borrowers. PLC and Borrowers each warrant and represent that it has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the Court.


          [Remainder of page intentionally left blank; signatures begin on following page]

     IN WITNESS WHEREOF, this Agreement has been duly executed on the day and year specified at the beginning of this Agreement.

                                         BORROWERS:

                                         DANKA OFFICE IMAGING COMPANY


                                         By:      /s/ Keith J. Nelsen
                                            -----------------------------------
                                            Name:  Keith J. Nelsen
                                            Title: Secretary and General Counsel

                                         Address:
                                         11201 Danka Circle North
                                         St. Petersburg, Florida 33716
                                         Attention: Larry Schaad
                                         Telecopier No.: (727) 577-4802
                                                Copy to:
                                         Keith J. Nelsen
                                         Telecopier No.: (727) 579-2880

                                         DANKA HOLDING COMPANY


                                         By:      /s/ Keith J. Nelsen
                                            ------------------------------------
                                            Name:  Keith J. Nelsen
                                            Title: Secretary and General Counsel

                                         Address:
                                         11201 Danka Circle North
                                         St. Petersburg, Florida 33716
                                         Attention: Larry Schaad
                                         Telecopier No.: (727) 577-4802
                                                Copy to:
                                         Keith J. Nelsen
                                         Telecopier No.: (727) 579-2880

                                         PLC:

                                         DANKA BUSINESS SYSTEMS PLC


                                         By:      /s/  Keith J. Nelsen
                                            ------------------------------------
                                            Name:  Keith J. Nelsen
                                            Title: Secretary and General Counsel

                                         Address:
                                         11201 Danka Circle North
                                         St. Petersburg, Florida  33716
                                         Attention: Larry Schaad
                                         Telecopier No.:  (727) 577-4802
                                                Copy to:
                                         Keith J. Nelsen
                                         Telecopier No.:  (727) 579-2880

                    [Signatures continued on following page]

                                         LENDERS:

                                         FLEET CAPITAL CORPORATION


Revolver Commitment: $50,000,000         By: /s/ Stephen Y. McGehee
                                            ------------------------------------
                                         Title: Senior Vice President
                                               ---------------------------------

                                         LIBOR Lending Office:
                                         Suite 800, 300 Galleria Parkway, N.W.
                                         Atlanta, Georgia 30339
                                         Attention: Loan Administration Manager
                                         Telecopier No.: (770) 859-2483

                                         AGENT:

                                         FLEET CAPITAL CORPORATION,
                                         as Agent

                                         By: /s/ Stephen Y. McGehee
                                            ------------------------------------
                                         Title: Senior Vice President
                                               ---------------------------------

                                         Address:
                                         Suite 800, 300 Galleria Parkway, N.W.
                                         Atlanta, Georgia 30339
                                         Attention: Loan Administration Manager
                                         Telecopier No.: (770) 859-2483

                                   APPENDIX A

                               GENERAL DEFINITIONS

     When used in the Loan and Security Agreement dated July 1, 2003 (as at any time amended, the "Agreement"), by and among DANKA OFFICE IMAGING COMPANY, a Delaware corporation ("DOIC"), DANKA HOLDING COMPANY, a Delaware corporation ("Holding") (DOIC and Holding being referred to collectively as "Borrowers," and individually as a "Borrower"), DANKA BUSINESS SYSTEMS PLC (in its capacity as guarantor, "PLC"), a public limited company organized under the laws of England and Wales, each financial institution listed on the signature pages attached thereto and its successors and assigns which become "Lenders" as provided therein (such financial institutions and their respective successors and assigns referred to collectively herein as "Lenders" and individually as a "Lender"), and FLEET CAPITAL CORPORATION ("Agent"), in its capacity as collateral and administrative agent for itself and the Lenders, the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

            Account - shall have the meaning ascribed to "account" in the UCC and shall include any and all rights of a Borrower to payment for goods sold or leased or for services rendered that are not evidenced by an Instrument or Chattel Paper, whether or not they have been earned by performance.

            Account Debtor - a Person who is or becomes obligated under or on account of an Account.

            Acquisition - any transaction, or any series of transactions, by which a Borrower, PLC or any of PLC's other Subsidiaries directly or indirectly (a) acquires any ongoing business or all or substantially all of the assets of any Person, whether through the purchase of assets, merger or otherwise, (b) acquires (in one transaction or as the most recent transaction in a series of transactions) control of at least a majority in Voting Power of the Equity Interests of an entity that have Voting Power or
     (c) acquires control of 50% or more ownership interest in any partnership or joint venture.

            Adjusted LIBOR Rate - with respect to each Interest Period for a LIBOR Loan, an interest rate per annum (rounded upwards, to the next 1/16th of 1%) equal to the quotient of (a) the LIBOR Rate in effect for such Interest Period divided by (b) a percentage (expressed as a decimal) equal to 100% minus Statutory Reserves.

            Adjusted Net Earnings - for any Person, with respect to any fiscal period, means the net earnings (or loss) for such fiscal period of a such Person, all as reflected on the financial statement of such Person supplied to Lender pursuant to Section 9.1.3 hereof, but excluding: (i) any gain or loss arising from the sale of capital assets; (ii) any gain arising from any write-up of assets, and any loss arising from any write-down of goodwill or fixed assets during such period; (iii) earnings of any Subsidiary accrued prior to the date it became a Subsidiary; (iv) earnings of any other Person, substantially all the assets of which have been acquired in any manner by such Person, realized by such Person prior to the date of such acquisition; (v) net earnings of any entity (other than a Subsidiary of such Person) in which such Person has an ownership interest unless such net earnings have actually been received by such Person in the form of cash Distributions; (vi) any portion of the net earnings of any Subsidiary which for any reason is unavailable for payment of Distributions to such Person; (vii) the earnings of any other

     Person to which any assets of such Person shall have been sold, transferred or disposed of, or into which such Person shall have merged, or been a party to any consolidation or other form of reorganization, prior to the date of such transaction; (viii) any gain or any non-cash loss arising from the acquisition of any securities of such Person; and (ix) any gain or any non-cash loss arising from extraordinary or non-recurring items (including deferred financing costs related to the Existing Credit Agreement), all as determined in accordance with GAAP.

            Affiliate - a Person (other than a Subsidiary): (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, another Person; (ii) which beneficially owns or holds 10% or more of any class of the Equity Interests of a Person; or (iii) 10% or more of the Equity Interests with power to vote of which is beneficially owned or held by another Person or a Subsidiary of another Person.

            Agent Indemnitees - Agent in its capacity as collateral and administrative agent for Lenders under the Loan Documents and all of Agent's present and future officers, directors, agents and attorneys.

            Agent Professionals - attorneys, accountants, appraisers, business valuation experts, environmental engineers or consultants, turnaround consultants and other professionals or experts retained by Agent.

            Agreement - the Loan and Security Agreement referred to in the first sentence of this Appendix A, all Exhibits and Schedules thereto and this Appendix A.

            Applicable Law - all laws, rules and regulations applicable to the Person, conduct, transaction, covenant, Loan Document or Material Contract in question, including all applicable common law and equitable principles; all provisions of all applicable state, federal and foreign constitutions, statutes, rules, regulations and orders of Governmental Authorities; and all orders, judgments and decrees of all courts and arbitrators.

            Applicable Margin - a percentage equal to 2.25% with respect to Revolver Loans that are LIBOR Loans, 0.25% with respect to Revolver Loans that are Base Rate Loans and 0.50% with respect to the Unused Line Fee payable to Lender pursuant to Section 2.2.2 of the Agreement; provided that, commencing on the date on which Agent receives the Compliance Certificate for the Fiscal Quarter ending December 31, 2003, the Applicable Margin shall be increased or (if no Default or Event of Default exists) decreased, based upon the Average Adjusted Availability for the immediately preceding Fiscal Quarter of Borrowers, as follows:

-------------------------------------------------------------------------------------
  Pricing    Average Adjusted         Applicable         Applicable       Applicable
   Level      Availability            Margin for         Margin for       Margin for
                                     Revolver Loans     Revolver Loans    Unused Line
                                     that are LIBOR     that are Base         Fee
                                         Loan           Rate Loanss
 ------------------------------------------------------------------------------------
      1     Less than  $20,000,000             2.50%              0.50%         0.375%
-------------------------------------------------------------------------------------
      2     Greater than or equal              2.25%              0.25%         0.500%
            to $20,000,000 but
            less than or equal to
            $30,000,000
-------------------------------------------------------------------------------------
      3     Greater than                       2.00%              0.00%         0.500%
            $30,000,000 but less
            than $40,000,000
-------------------------------------------------------------------------------------
      4     Greater than or equal              1.75%              0.00%         0.625%
            to $40,000,000
-------------------------------------------------------------------------------------

            The Applicable Margin shall be subject to reduction or increase, as applicable and as set forth above, on a quarterly basis according to the performance of Borrowers as measured by the Average Adjusted Availability for the immediately preceding Fiscal Quarter of Borrowers. Any such increase or reduction in the Applicable Margin provided for herein shall be effective 3 Business Days after receipt by Agent of the applicable financial statements and corresponding Compliance Certificate. If the financial statements and the Compliance Certificate of Borrowers are not received by Agent by the date required pursuant to Section 9.1.3 of the Agreement, the Applicable Margin for Revolver Loans (whether as LIBOR Loans or Base Rate Loans) shall be determined by reference to Pricing Level 1 and for the Unused Line Fee shall be determined by reference to Pricing Level 4 until such time as such financial statements and Compliance Certificate are received and for so long as any Event of Default resulting from a failure to deliver timely such financial statements or Compliance Certificate continues to exist; provided, however, that Agent, for the benefit of itself and Lenders shall be entitled to accrue and receive interest at the Default Rate to the extent authorized by Section 2.1.5 of the Agreement and, on each date that the Default Rate accrues on any Revolver Loan, the Applicable Margin on such date for such Revolver Loan shall be the Applicable Margin that would apply if Average Adjusted Availability was less than $20,000,000 (without regard to the actual Average Adjusted Availability).

            Assignment and Acceptance - an assignment and acceptance entered into by a Lender and an Eligible Assignee and accepted by Agent, in the form of Exhibit G.

            Availability - on any date an amount equal to the difference derived when the sum of the principal amount of Revolver Loans then outstanding (including any amounts that Agent or Lenders may have paid for the account of Borrowers pursuant to any of the Loan Documents and that have not been reimbursed by Borrowers and any outstanding Settlement Loans) is subtracted from the Borrowing Base on such date. If the amount outstanding is equal to or greater than the Borrowing Base, Availability is zero.

            Availability Reserve - on any date of determination thereof, an amount equal to the sum of the following (without duplication): (i) the Inventory Reserve; (ii) all amounts of past due rent, fees or other charges owing at such time by any Obligor to any landlord of any premises where any of the Collateral is located or to any processor, repairman, mechanic or other Person who is in possession of any Collateral or has asserted any Lien or claim thereto; (iii) any amounts which any Obligor is obligated to pay pursuant to the provisions of any of the Loan Documents that Agent or any Lender elects to pay for the account of such Obligor in accordance with authority contained in any of the Loan Documents for which Agent has not been reimbursed by an Obligor or by proceeds of Loans; (iv) the LC Reserve;
     (v) the aggregate amount of reserves established by Agent in its reasonable discretion in respect of Banking Relationship Debt; (vi) all customer deposits or other prepayments held by either Borrower; (vii) the Dilution Reserve; (viii) the Rent Reserve; (ix) if the Receivables Purchaser is organized under the laws of a jurisdiction other than a state of the United States, the aggregate amount of Claims against the Receivables Purchaser that, if unpaid, would be entitled under Applicable Law to priority over the claims or Liens of Agent or Lenders with respect to the Purchased Receivables, whether in connection with an Insolvency Proceeding of the Receivables Purchaser or otherwise; (x) the aggregate amount of all indebtedness, liabilities and obligations that are secured by Liens upon any of the Collateral that are senior in priority to Agent's Liens with respect to such Collateral if such Liens are not a Permitted Liens (provided that the imposition of a reserve on account of such Liens that are not Permitted Liens shall not be deemed to waive any Event of Default that exists as a consequence of such Liens) or are Permitted Liens under Section 9.2.5(vii) of the Agreement (unless the obligations related to such Permitted Lien are at all times fully supported by Cash Collateral); (xii) the Minimum Availability Reserve; and (xi) such additional reserves, in such amounts and with respect to such matters, as Agent in its reasonable credit judgment may elect to impose from time to time.

            Average Adjusted Availability - for any period, an amount equal to the sum of (i) the actual amount of Availability on each day during such period, plus (ii) the Minimum Availability Reserve in effect on each day during such period, each as determined by Agent, divided by the number of days in such period.

            Average Commitments Amount - for any period, an amount equal to the aggregate amount of the Commitments on each day during such period, divided by the number of days in such period.

            Average Loan Balance - for any period, the amount obtained by adding the unpaid balance of Loans and LC Outstandings at the end of each day for the period in question and by dividing such sum by the number of days in such period.

            Bank - Fleet National Bank.

            Banking Relationship Debt - Debt or other obligations of a Borrower to Bank (or any Affiliate of Bank or Fleet), including any Debt or other obligations arising out of or relating to (i) demand deposit and operating account relationships between such Borrower and Bank (or any Affiliate of Bank or Fleet) or any cash management services provided to such Borrower or any of its Subsidiaries, including any obligations under Cash Management Agreements, (ii) Interest Rate Contracts or other Hedging Agreements with Bank (or any Affiliate of Bank or Agent), and (iii) any other products or services provided by Bank (or any Affiliate of Bank or Fleet) to such Borrower, including merchant card services and automated clearinghouse services.

            Bankruptcy Code - title 11 of the United States Code.

            Base Rate - the rate of interest announced or quoted by Bank from time to time as its prime rate. The prime rate announced by Bank is a reference rate and does not necessarily represent the lowest or best rate charged by Bank. Bank may make loans or other extensions of credit at, above or below its announced prime rate. If the prime rate is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate.

            Base Rate Loan - a Loan, or portion thereof, during any period in which it bears interest at a rate based upon the Base Rate.

            Blocked Account Agreement - means an agreement among the Borrowers, Agent and Bank or another bank reasonably acceptable to Agent, in form and substance reasonably satisfactory to Agent, concerning the collection of payments which represent the proceeds of Accounts or of any other Collateral.

            Board of Governors - the Board of Governors of the Federal Reserve System.

            BofA Supplier LC - that certain letter of credit issued by Bank of America, N.A. for the benefit of Borrowers in favor of Canon U.S.A., Inc., as beneficiary, and in the original face amount of $15,000,000.

            Borrower Affiliate - PLC or any of PLC's Subsidiaries.

            Borrower Agent - as defined in Section 3.4 of the Agreement.

            Borrowing - a borrowing consisting of Loans of one Type made on the same day by Lenders (or by Fleet in the case of a Borrowing funded by Settlement Loans) or a conversion of a Loan or Loans of one Type from Lenders on the same day.

            Borrowing Base - on any date of determination thereof, an amount equal to the lesser of: (a) the aggregate amount of the Revolver Commitments on such date minus the sum of (i) the LC Outstandings on such date and (ii) the Minimum Availability Reserve, or (b) an amount equal to
     (i) the sum of the Receivables Formula Amount plus the Inventory Formula Amount on such date plus 100% of the amount of Fleet Controlled Cash on such date minus (ii) the Availability Reserve on such date.

            Borrowing Base Certificate - a certificate, in the form requested by Agent, by which Borrowers shall certify to Agent and Lenders, with such frequency as Agent may request, the amount of the Borrowing Base as of the date of the certificate (which date shall be the last day of the immediately preceding month or, if Agent requires more frequent certifications, not more than the last day of the immediately preceding week for weekly certifications or such preceding Business Day as Agent shall reasonable request for daily certifications) and the calculation of such amount.

            Business Day - any day excluding Saturday, Sunday and any other day that is a legal holiday under the laws of the State of Georgia or is a day on which banking institutions located in such state are closed; provided, however, that when used with reference to a LIBOR Loan (including the making, continuing, prepaying or repaying of any LIBOR Loan), the term "Business Day" shall also exclude any day on which banks are not open for dealings in Dollar deposits on the London interbank market.

            Business Interruption Insurance Assignment - the Collateral Assignment of Business Interruption Insurance to be executed by Borrowers on or after the Closing Date in favor of Agent, in form and substance satisfactory to Agent, as security for the payment of the Obligations.

            Capital Expenditures - expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations; provided, however, that expenditures incurred to replace assets damaged, destroyed or taken by a Governmental Authority with insurance proceeds or condemnation or eminent domain awards shall not constitute Capital Expenditures hereunder.

            Capitalized Lease Obligation - any Debt represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

            Cash Collateral - cash or Cash Equivalents, and any interest earned thereon, that is deposited with Agent from funds of a Borrower in accordance with the Agreement for the Pro Rata benefit of Lenders as security for the Obligations.

            Cash Collateral Account - a demand deposit, money market or other account established by Agent at such financial institution as Agent may select in its discretion, which account shall be in Agent's name and subject to Agent's Liens for the Pro Rata benefit of Lenders.

            Cash Equivalents - cash equivalents consisting of:

            (a) any evidence of indebtedness, maturing not more than one year after such time, issued or guaranteed by the government of a country ("OECD Country") which is a member of the Organization for Economic Cooperation and Development or any agency thereof;

            (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by

                 (i) a corporation (other than an Affiliate of any Company) organized under the laws of any state of the United States or of the District of Columbia and rated A-2, or better, by Standard & Poor's Ratings Services or P-2, or better, by Moody's Investors Service, Inc., or

                 (ii)  any Lender or any Affiliate of Lender;

            (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such date, which is issued by either

                 (i) a commercial banking institution that is a member of the Federal Reserve System or an applicable central bank of an OECD County and has a combined capital and surplus and undivided profits of not less than $500,000,000, or

                 (ii)  any Lender any Affiliate of Lender; or

            (d) any repurchase agreement entered into with any commercial banking institution of the stature referred to in clause (c)(i) which

                 (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c); and

                 (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such bank (or other commercial banking institution) thereunder.

            Cash Flow Leverage Ratio - on any date, and for the purposes of determining whether any Acquisition is a Permitted Acquisition, the ratio of (a) the sum of (i) Debt for Money Borrowed of Obligors and their Subsidiaries (including, without duplication, reimbursement obligations with respect to letters of credit which are not cash collateralized or guaranties of letters of credit) on a Consolidated basis as of the most recent fiscal month end for which financial statements have been delivered to Agent plus (ii) any Debt for Money Borrowed (including, without duplication, reimbursement obligations with respect to letters of credit or guaranties of letters of credit) incurred or assumed by Borrowers in connection with such

     Acquisition, to (b) the sum of (i) EBITDA of Obligors and their Subsidiaries on a Consolidated basis as of the most recent fiscal month end for which financial statements have been delivered to Agent for the immediately preceding 12-month period plus (ii) the EBITDA (based on the same financial criteria as are set forth in the Agreement) of the Person that is the subject of such Acquisition, as of the most recent date for which financial statements are available for such Person, for the immediately preceding 12-month period, in each case determined in accordance with GAAP.

            Cash Management Agreements - any agreement entered into from time to time between either Borrower or any of its Subsidiaries, on the one hand, and Bank or any of its Affiliates or any other banking or financial institution, on the other, in connection with cash management services for operating, collections, payroll and trust accounts of such Borrower or its Subsidiaries provided by such banking or financial institution, including automated clearinghouse services, controlled disbursement services, electronic funds transfer services, information reporting services, lockbox services, stop payment services and wire transfer services.

            Cash Turnover Conditions - on any date, the satisfaction of each of the following as a condition to Agent's obligation to turn over to Borrowers any proceeds of the Collateral or any credit balance in Borrowers' Loan Account: (i) no Base Rate Loans are outstanding on such date; (ii) no pending Revolver Loans requested as Base Rate Loans await funding by Lenders on such date; (iii) no other Obligations (other than LIBOR Loans not yet due and payable) are due on such date; (iv) no Out-of-Formula Condition exists at the time of or would result from a turnover of cash proceeds by Agent to Borrower Agent; and (v) no Default or Event of Default exists on such date, or if a Default or an Event of Default does exist on such date, all of the Obligations (including Contingent Obligations, outstanding LIBOR Loans and projected interest with respect to outstanding LIBOR Loans) through the end of the Interest Period applicable to such LIBOR Loans are fully secured, in the manner described herein, by Cash Collateral deposited into the Cash Collateral Account.

            CERCLA - the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. and its implementing regulations.

            Change of Control - the occurrence of any of the following events after the date of the Agreement: (a) any Person or Group shall beneficially own (as defined in Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act or any successor provision thereto) more than 50% of the aggregate Voting Power of PLC (other than an ownership by any Person or Group who beneficially own in excess of 10% of the aggregate Voting Power of PLC or a Borrower on the date hereof); (b) during any period of 24-consecutive months, individuals who at the beginning of such period constituted the Board of Directors of PLC (together with any new director whose election by such Board of Directors or whose nomination for election by the shareholders of PLC was approved by vote of a majority of the directors of PLC then still in office who were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of PLC then in office; (c) PLC shall cease to own directly or indirectly all of the issued or outstanding Equity Interests of either Borrower; or (d) any "Change of Control," "Change in Control" or similar event or circumstance, however defined or designated, under any agreement or document governing the Existing Subordinated Notes or the New Notes shall occur.

            Chattel Paper - shall have the meaning given to "chattel paper" in the UCC.

            Claim - any and all claims, demands, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, awards, remedial response costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys', accountants', consultants' or paralegals' fees and expenses), whether arising under or in connection with the Loan Documents, any Applicable Law (including any Environmental Laws) or otherwise, that may now or hereafter be suffered or incurred by any Person and whether suffered or incurred in or as a result of any investigation, litigation, arbitration or other judicial or non-judicial proceeding or any appeals related thereto. Notwithstanding the foregoing, "Claims" shall not include claims with respect to Excluded Taxes.

            Closing Date - the date on which all of the conditions precedent in
     Section 10 of the Agreement are satisfied or waived in writing by Agent and the Initial Lenders in their discretion and the initial Loans or the initial Letters of Credit are issued are made under the Agreement.

            Code - the Internal Revenue Code of 1986.

            Collateral - all of the Property and interests in Property described in Section 6 of the Agreement; all Property described in any of the Security Documents as security for the payment or performance of any of the Obligations; and all other Property and interests in Property that now or hereafter secure (or are intended to secure) the payment and performance of any of the Obligations. For the avoidance of doubt, all Purchased Receivables and all cash and non-cash proceeds thereof shall constitute "Collateral."

            Commitment - at any date for any Lender, the amount of such Lender's Revolver Commitment on such date, and "Commitments" means the aggregate amount of all Revolver Commitments.

            Commitment Termination Date - the date that is the soonest to occur of (i) the last day of the Term; (ii) the date on which either Borrowers or Agent terminates the Commitments pursuant to Section 5.2 of the Agreement; or (iii) the date on which the Commitments are automatically terminated pursuant to Section 11.2 of the Agreement.

            Compliance Certificate - a Compliance Certificate to be provided by Borrowers to Agent in accordance with, and in the form annexed as Exhibit E to, the Agreement, and the supporting schedules to be annexed thereto.

            Consolidated - the consolidation in accordance with GAAP of the accounts or other items as to which such term applies.

            Contingent Obligation - with respect to any Person, any obligation of such Person arising from any guaranty, indemnity or other assurance of payment or performance of any Debt, lease, dividend or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the Ordinary Course of Business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement,
     (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligations or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase Property, Securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term "Contingent Obligation" shall not include any product warranties extended in the Ordinary Course of Business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

            Control or controlled by or under common control - possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person (whether through ownership of Voting Securities, by contract or otherwise, but not solely by being an officer or director of that Person); provided, however, that any Person which beneficially owns, directly or indirectly, 50% or more (in number of votes) of the Equity Interests of an entity having ordinary Voting Power shall be conclusively presumed to control such entity.

            Controlled Disbursement Account - a demand controlled disbursement account maintained by Borrowers at Bank and to which proceeds of Loans will be wired from time to time.

            CWA - the Clean Water Act (33 U.S.C. Sections 1251 et seq.).

            Dankalux - Dankalux S.a.r.l, a limited liability company under the laws of Luxembourg with its chief executive office and principal place of business at 115 Avenue Gaston Diderich, L-1420 Luxembourg.

            Dankalux Pledge Documents - as defined in Section 10.5.1 of the Agreement.

            Debt - as applied to a Person means, without duplication: (i) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as of the date as of which Debt is to be determined, including Capitalized Lease Obligations; (ii) all Contingent Obligations of such Person; (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person; and (iv) in the case of a Borrower (without duplication), the Obligations. The Debt of a Person shall include any recourse Debt of any partnership or joint venture in which such Person is a general partner or joint venturer.

            Debt for Money Borrowed - as applied to any Person, without duplication, (i) Debt arising from the lending of money by any other Person to such Person; (ii) Debt, whether or not in any such case arising from the lending of money by another Person to such Person, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Debt that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit; and (v) Debt of such Person under any guaranty of obligations that would constitute Debt for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by such Person.

            Default - an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default.

            Default Rate - on any date, a rate per annum that is equal to (i) in the case of each Loan outstanding on such date, 2% in excess of the rate otherwise applicable to such Loan on such date, and (ii) in the case of any of the other Obligations outstanding on such date, 2.50% in excess of the Base Rate in effect on such date.

            Deposit Account - shall have the meaning ascribed to "deposit account" in the UCC and shall include all of a Person's demand, time, savings, passbook, money market or other depository accounts, and all certificates of deposit, maintained by such Person with any bank, savings and loan association, credit union or other depository institution.

            Deposit Account Agreement - each Deposit Account Control Agreement to be executed by Agent, a Borrower and each depository bank with respect to each Deposit Account established by such Borrower at such bank pursuant to which Agent is granted control (within the meaning of the UCC) with respect to such Deposit Account for itself and the Pro Rata benefit of Lenders as security for the Obligations.

            Designated Supplier - each seller to a Borrower of goods constituting of Inventory of such Borrower, which goods are sold pursuant to an agreement in which such seller is granted either or both of the following: (i) a Lien upon, or pending payment of the purchase price, retention of title to such goods; or (ii) a right to repurchase or otherwise reacquire any of such goods (unless the terms of repurchase or other reacquisition are acceptable to Agent and such seller waives, in favor of Agent, all rights of setoff and recoupment in connection with such repurchase or reacquisition).

            Designated Supplier Inventory Formula Amount - on any date of determination thereof, an amount equal to the sum calculated by subtracting
     (a) the amount, if any, by which the aggregate of all accounts payable owed by Borrowers on such date to a Designated Supplier exceeds the Designated Supplier LC Amount with respect to such Designated Supplier on such date, from (b) the amount that is the lesser of (i) 55% (or such lesser percentage as Agent may, in its reasonable credit judgment, determine from time to time) of the Value of Eligible Inventory consisting of Designated Supplier Products of such Designated Supplier on such date, or (ii) 85% (or such lesser percentage as Agent may, in its reasonable credit judgment, determine from time to time) of the Net Orderly Liquidation Value of Eligible Inventory consisting of Designated Supplier Products of such Designated Supplier on the date of the most recent determination thereof.

            Designated Supplier LC - collectively, any Letter of Credit issued for the benefit of a Designated Supplier or any of its Affiliates to support trade credit provided to Borrowers by such Designated Supplier or any its Affiliates and the BofA Supplier LC.

            Designated Supplier LC Amount - on any date of determination thereof, an amount equal to the sum of (i) all amounts payable on such date by Borrowers by reason of any payment by Bank or Fleet, or Bank of America, N.A., as applicable, with respect to each Designated Supplier's respective Designated Supplier LC (to the extent such amounts have not been satisfied from the proceeds of a Revolver Loan) plus (ii) 100% of the undrawn face amount of all outstanding Designated Supplier LCs of each respective Designated Supplier on such date.

            Designated Supplier Products - with respect to any Designated Supplier, all Inventory that is purchased by a Borrower from such Designated Supplier.

            Dilution Reserve - an amount equal to the excess, if any, of (i) non-cash reductions to Collateral consisting of Receivables of Borrowers (on a combined basis), including Purchased Receivables, during the 12-month period most recently ended prior to the date of determination as established by Borrowers' records or by a field examination conducted by Agent's employees or representatives, expressed as a percentage of gross reductions (cash and non-cash) to Collateral consisting of Receivables of Borrowers (on a combined basis), including Purchased Receivables, for the same period over (ii) 5%, multiplied by an amount equal to Eligible Receivables as of the date of determination.

            Distribution - in respect of any entity, (i) any payment of any dividends or other distributions on Equity Interests of the entity (except distributions in such Equity Interests) and (ii) any purchase, redemption or other acquisition or retirement for value of any Equity Interests of the entity or any Affiliate of the entity unless made contemporaneously from the net proceeds of the sale of Equity Interests.

            Document - shall have the meaning given to" document" in the UCC.

            Dollar Equivalent - with respect to any monetary amount in any foreign currency at any date for the determination thereof, the amount of Dollars obtained by converting such foreign currency into Dollars at the spot rate for the purchase of Dollars with such foreign currency as quoted by Bank at approximately 11:00 a.m. (Atlanta, Georgia time) on the date of determination thereof.

            Dollars and the sign $ - lawful money of the United States of America.

            Domestic Obligor - an Obligor that is organized under the laws of a state of the United States or the District of Columbia.

            Domestic Subsidiary - a Subsidiary of a Borrower that is incorporated under the laws of a state of the United States or the District of Columbia.

            Dominion Account - a special account of Agent established by Borrowers at a bank selected by Borrowers, but acceptable to Agent and Lenders in their reasonable discretion, and over which Agent shall have sole and exclusive access and control for withdrawal purposes.

            EBIT - for any Person for any period, an amount equal to the sum of
     (i) Consolidated Adjusted Net Earnings for such period, plus (ii) the aggregate amount of all provision for all Taxes based on the income of such Person and its Subsidiaries on a Consolidated basis for such period (whether or not paid, estimated or accrued), to the extent deducted from Consolidated Adjusted Net Earnings, plus (iii) Consolidated Interest Expense for such period, to the extent deducted from Consolidated Adjusted Net Earnings.

            EBITDA - for any Person for any period, an amount equal to the sum of (i) EBIT for such period plus (ii) depreciation and amortization expense of such Person and its Subsidiaries on a Consolidated basis for such period, to the extent deducted from EBIT.

            Electronic Chattel Paper - shall have the meaning given to "electronic chattel paper" in the UCC.

            Eligible Assignee - a Person that is a Lender or is a U.S. based Affiliate of a Lender that constitutes a "U.S. person" under Section 7701 of the Code; a commercial bank, finance company, insurance company or other financial institution, in each case that is organized under the laws of the United States or any state, has total assets in excess of $5 billion, extends credit of the type contemplated herein in the Ordinary Course of Business and whose becoming an assignee would not constitute a prohibited transaction under Section 4975 of ERISA or any other Applicable Law and is acceptable to Agent and, unless an Event of Default exists, Borrowers (such approval by Borrowers, when required, not to be unreasonably withheld or delayed (provided that a reasonable basis for withholding or delaying any acceptance of such assignee by Borrowers shall include any material increase in Indemnified Tax obligations of Borrowers under Section 4.9(i) of the Agreement) and to be deemed given by Borrowers if no objection is received by the assigning Lender and Agent from Borrowers within 5 Business Days after notice of such proposed assignment has been provided by the assigning Lender as set forth in Section 13.3 of the Agreement); and, at any time that an Event of Default exists, any other Person acceptable to Agent in its sole discretion.

            Eligible Customs Broker - a customs broker that is a party to an Imported Inventory Agreement.

            Eligible In-Transit Inventory - Inventory (expressly excluding raw materials, work in process, packaging materials, labels, samples, bags and supplies) of a Borrower (a) which would be Eligible Inventory but for the fact that it constitutes In-Transit Inventory and is the subject of a Negotiable Document and (b) as to which each of the following conditions is satisfied: (i) a documentary Letter of Credit has been issued for the benefit of and in form and face amount acceptable to the vendor of such Inventory; (ii) an Eligible Customs Broker has been engaged by DOIC to clear such Inventory through the U.S. Customs Service upon its arrival in the United States; (iii) following clearance of such Inventory through the U.S. Customs Service upon its arrival in the United States, such Inventory will remain (until such Inventory is delivered to DOIC or, at its direction, to a customer of DOIC) in the possession or control of such Eligible Customs Broker pursuant to an Imported Inventory Agreement, (iv) Agent and Bank have received, through a presentation of Documents under the relevant documentary Letter of Credit, all original Documents, including an original clean on-board ocean bill of lading made out to shipper's order, blank endorsed (or as otherwise approved in writing by Agent and Bank), and other documents which may include a commercial invoice describing such Inventory and a certificate of inspection, certificate of origin and certificate of insurance with respect to such Inventory; (v) no default shall exist under any agreement in effect between the vendor of such Inventory and DOIC that would permit such vendor under any Applicable Law (including the UCC) to divert, reclaim or stop shipment of such Inventory,
     (vi) not more than 45 days shall have elapsed since the Negotiable Document evidencing such Inventory was issued; and (vii) such Inventory is fully insured by marine cargo or other similar insurance with such insurance companies, in such amounts and subject to such deductibles as are satisfactory to Agent and with respect to which Agent has been named a loss payee.

            Eligible Inventory - Inventory of a Borrower which consists of office imaging equipment and related products (other than packaging materials, labels, samples, bags and supplies) and which Agent, in its reasonable credit judgment, deems to be Eligible Inventory. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory unless: (i) it is finished goods; (ii) it is owned by a Borrower, it is not held by such Borrower on consignment from or subject to any guaranteed sale, sale-or-return, sale-on-approval or repurchase agreement with any supplier (other than, in the case of Designated Supplier Products, any right of a Designated Supplier to repurchase Designated Supplier Products on terms that are acceptable to Agent in its sole discretion); (iii) it is in good, new and saleable condition and is not damaged or defective; (iv) it is not slow-moving, obsolete or unmerchantable and is not goods returned to such Borrower by or repossessed from a Receivable Debtor; (v) it meets all standards imposed by any Governmental Authority; (vi) it conforms in all respects to the warranties and representations set forth in the Agreement and is insured in the manner required by the Agreement; (vii) it is at all times subject to Agent's duly perfected, first priority security interest and no other Lien except a Permitted Lien (provided that, in the case of a Lien in favor of a Designated Supplier, whether or not such Lien is perfected, Agent and such Designated Supplier have entered into an intercreditor agreement, in form and scope acceptable to Agent, with respect to the subordination and nonenforcement of such Designated Supplier's Lien); (viii) it is in a Borrower's possession and control at a location in compliance with the Agreement, is not in-transit (except between such locations) or outside the continental United States (unless it constitutes Eligible In-Transit Inventory) and is not consigned to any Person; (ix) it is not the subject of a negotiable warehouse receipt or other negotiable Document; (x) it has not been sold or leased and a Borrower has not received any deposit or down payment in respect thereof in anticipation of a sale; (xi) it is not subject to any License Agreement or other agreement that limits, conditions or restricts a Borrower's or Agent's right to sell or otherwise dispose of such Inventory unless the Licensor has entered into a Licensor/Lender Agreement with Agent; (xii) it is not the subject of an Intellectual Property Claim deemed material by the Agent; (xiii) the Inventory is Inventory acquired pursuant to a Permitted Acquisition unless Agent has completed a field audit and examination with respect to such Inventory and has satisfied itself that such Inventory should be treated as Eligible Inventory; and (xiv) it is not the subject of a store closing, liquidation, going-out-of business or similar sale. For the purposes of Borrowers' reporting requirements and representations contained herein, "Eligible Inventory" shall be based upon the criteria set forth herein without regard to Inventory included or excluded solely in the exercise of Agent's reasonable credit judgment, except to the extent that Borrowers are notified of such determination in writing.

            Eligible Receivable - a Receivable which arises in the Ordinary Course of Business of a Borrower from the sale or lease of Inventory of such Borrower consisting of office imaging equipment and related products or from the rendition of services, is payable in Dollars, is subject to Agent's duly perfected, first priority Lien and no other Lien that is not a Permitted Lien (provided that, in the case of a Lien of a Designated Supplier upon any Receivable, or portion thereof, as proceeds of Designated Supplier Products that are sold or leased by a Borrower, such Lien is at all times unperfected and junior in priority to all Liens of Agent upon such Receivable and such Designated Supplier has not initiated enforcement action in respect of such Receivable), is owned by a Borrower or is a Purchased Receivable in respect of which all of the Receivables Sale Conditions are satisfied, and is deemed by Agent, in its reasonable credit judgment, to be an Eligible Receivable. Without limiting the generality of the foregoing, no Receivable of a Borrower shall be an Eligible Receivable if: (i) it arises out of a sale or lease made by a Borrower to a Subsidiary or an Affiliate of either Borrower or to a Person controlled by an Affiliate of either Borrower; (ii) it is unpaid for more than 60 days after the original due date shown on the invoice; (iii) it is due or unpaid more than 90 days after the original invoice date; (iv) 50% or more of the Receivables from the Receivable Debtor are not deemed Eligible Receivables hereunder; (v) the total unpaid Receivables of the Receivable Debtor exceed 10% of the aggregate amount of all Eligible Receivables or exceed a credit limit established by Agent for such Receivable Debtor in the exercise of Agent's reasonable credit judgment in response to credit considerations affecting such Receivable Debtor, in each case, to the extent of such excess; (vi) any covenant, representation or warranty contained in the Agreement with respect to such Receivable has been breached; (vii) the Receivable Debtor is also such Borrower's creditor or supplier, or the Receivable Debtor has disputed liability with respect to such Receivable, or the

     Receivable Debtor has made any claim with respect to any other Receivable due from such Receivable Debtor to such Borrower, or the Receivable otherwise is or may become subject to any right of setoff, counterclaim, recoupment, reserve or chargeback, provided that the Receivables of such Receivable Debtor shall be ineligible only to the extent of such offset, counterclaim, disputed amount, reserve or chargeback; (viii) an Insolvency Proceeding has been commenced by or against the Receivable Debtor or the Receivable Debtor has failed, suspended business or ceased to be Solvent;
     (ix) it arises from a sale or lease to an Receivable Debtor with its principal office or principal place of business outside the United States or the Commonwealth of Puerto Rico or Canada, unless the sale or lease is backed by an irrevocable letter of credit issued or confirmed by a bank acceptable to Agent and that is in form and substance acceptable to Agent and payable in the full amount of the Receivable in freely convertible Dollars at a place of payment within the United States and, if requested by Agent, such letter of credit, or amounts payable thereunder, is assigned to Agent (with such assignment acknowledged by the issuing or confirming bank); (x) it arises from a sale to the Receivable Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis; (xi) the Receivable Debtor is the United States of America or any department, agency or instrumentality thereof, unless such Borrower is not prohibited from assigning the Receivable and does assign its right to payment of such Receivable to Agent, in a manner satisfactory to Agent, or the Receivable Debtor is a state, county or municipality, or a political subdivision or agency thereof and Applicable Law disallows or restricts an assignment of Receivables on which it is the Receivable Debtor, or the Receivable Debtor is the government of Canada or any province thereof or any department, agency or instrumentality thereof, unless all requirements of the Financial Administration Act of Canada or any similar law, as applicable, and any other steps necessary to duly perfect Agent's Liens, have been complied with Agent's satisfaction with respect to such Receivable or Agent determines such compliance is not required, as the case may be (provided, that government Receivables subject to this clause (xi) shall not exceed $6,000,000 in the aggregate at any time); (xii) the Receivable Debtor is located in a state that imposes conditions on the right of a creditor to collect accounts receivable and Borrower to which payment of such Receivable is due has not qualified to transact business in such state as a foreign entity or filed a Notice of Business Activities Report or other required report with the appropriate officials in those states for the then current year, unless such Borrower's failure to so qualify or file such reports would not hinder or impair Agent's authority and right to enforce collection of Receivables owing from such Receivable Debtor; (xiii) the Receivable Debtor is located in a state in which such Borrower is deemed to be doing business under the laws of such state and which denies creditors access to its courts in the absence of qualification to transact business in such state or of the filing of any reports with such state, unless and until such Borrower has qualified as a foreign entity authorized to transact business in such state or has filed all required reports, unless such Borrower's failure to so qualify or file such reports would not hinder or impair Agent's authority and right to enforce collection of Receivables owing from such Receivable Debtor; (xiv) the Receivable (including any Chattel Paper out of which any Lease Receivable arises) is not at all times subject to Agent's duly perfected, first priority security interest or it is subject to any Lien that is not a Permitted Lien, (xv) the Inventory the sale of which gives rise to such Receivable has not been delivered to and accepted by the Receivable Debtor or the services giving rise to such Receivable have not been performed by such Borrower and accepted by the Receivable Debtor or the Receivable otherwise does not represent a final sale or bona fide lease pursuant to a Product Lease; (xvi) in the case of an Account, such Account is evidenced by Chattel Paper or an Instrument of any kind, or has been reduced to judgment, or, in the case of a Lease Receivable, such Lease Receivable is evidenced by any Document or Instrument other than Chattel Paper or payment thereon has been reduced to judgment; (xvii) the Receivable represents a progress billing or a retainage; (xviii) such Borrower has made any agreement with the Receivable Debtor for any deduction therefrom, except for discounts or allowances which are made in the Ordinary Course of Business for prompt payment and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Receivable; (xix) such Borrower has made an agreement with the Receivable Debtor to extend the time of payment thereof; (xx) the Receivable represents, in whole or in part, a billing for interest, fees or late charges, provided that such Receivable shall be ineligible only to the extent of the amount of such billing; (xxi) the Receivable arises from the sale or lease of any Inventory that is not Eligible Inventory pursuant to clause (ii) of the definition of "Eligible Inventory"; (xxii) the Receivable is a Receivable acquired pursuant to a Permitted Acquisition unless Agent has completed a field audit and examination with respect to such Receivable and has satisfied itself that such Receivable should be treated as an Eligible Receivable; or (xxiii) the Receivable arises from a retail sale of Inventory to a Person who is purchasing the same primarily for personal, family or household purposes. For the purposes of Borrowers' reporting requirements and representations contained herein, "Eligible Receivables" shall be based on the criteria set forth herein without regard to Receivables included or excluded solely in the exercise of Agent's reasonable credit judgment, except to the extent that Borrowers are notified of such determination in writing.

            Environmental Laws - all federal, state, local and foreign laws, rules, regulations, codes, ordinances, orders and consent decrees (together with all programs, permits and guidance documents promulgated by regulatory agencies, to the extent having the force of law), now or hereafter in effect, that relate to public health (but excluding occupational safety and health, to the extent regulated by OSHA) or the protection or pollution of the environment, whether new or hereafter in effect, including CERCLA, RCRA and CWA.

            Environmental Release - a release as defined in CERCLA or under any other applicable Environmental Laws.

            Equipment - all of a Borrower's (or when the context indicates another Person, such other Person's) machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles of every kind and description, whether now owned or hereafter acquired by such Borrower (or such other Person) and wherever located, and all parts, accessories and special tools therefor, all accessions thereto, and all substitutions and replacements thereof.

            Equity Interest - the interest of (i) a shareholder in a corporation, (ii) a partner (whether general or limited) in a partnership (whether general, limited or limited liability), (iii) a member in a limited liability company, or (iv) any other Person having any other form of equity security or ownership interest.

            ERISA - the Employee Retirement Income Security Act of 1974 and all rules and regulations from time to time promulgated thereunder.

            Euros - lawful money of the European Union.

            Event of Default - as defined in Section 11 of the Agreement.

            Excess Cash Flow Amount - shall have the meaning ascribed to such term in the New Notes Indenture as in effect on the Closing Date.

            Excess Cash Flow Offer - shall have the meaning ascribed to such term in the New Notes Indenture as in effect on the Closing Date.

            Excluded Taxes - shall mean, with respect to any Person, (i) taxes imposed by the United States or any jurisdiction thereof on or measured by or with respect to net income, profits or capital (and franchise taxes imposed in lieu of any thereof) or by any jurisdiction in which such Person is organized, has its applicable lending office, is resident or is otherwise doing business (other than a jurisdiction in which such Person is deemed to be doing business solely as a result of entering into, or performing its obligations under, any Loan Document) and (ii) taxes imposed by reason of the failure of such Person to comply with the provisions of
     Section 4.10.

            Existing Credit Agreement - the Second Amended and Restated Credit Agreement, dated as of June 14, 2002, by and among PLC, Dankalux S.a.r.l. & Co., SCA, Holding, the lenders from time to time parties thereto, and Bank of America, N.A., as agent for such lenders.

            Existing Subordinated Notes - the 10% subordinated notes due April 1, 2008, of PLC.

            Existing Subordinated Notes Indenture - the Indenture dated June 29, 2001, among PLC and HSBC Bank USA, as Trustee, with respect to the Existing Subordinated Notes.

            Existing Zero Coupon Notes - the zero coupon notes due 2004 of PLC in the original principal amount of $47,594,000.

            Existing Zero Coupon Notes Indenture - the Indenture dated June 29, 2001, among PLC, certain Subsidiaries of PLC and HSBC Bank USA, as Trustee, with respect to the Existing Zero Coupon Notes.

            Extraordinary Expenses - all costs, expenses, fees (including fees incurred to Agent Professionals) or advances that Agent or any Lender may suffer or incur, whether prior to or after the occurrence of an Event of Default, and whether prior to, after or during the pendency of an Insolvency Proceeding of an Obligor, on account of or in connection with
     (i) the examination, inspection, repossession, storage, repair, appraisal, insuring, completion of the manufacture of, preparing for sale, advertising for sale, selling, collecting or otherwise preserving or realizing upon any Collateral; (ii) the defense of Agent's Lien upon any Collateral or the priority thereof or any adverse claim with respect to the Loans, the Loan Documents or the Collateral asserted by any Obligor, any receiver or trustee for any Obligor or any creditor or representative of creditors of any Obligor; (iii) the settlement or satisfaction of any Liens upon any Collateral (whether or not such Liens are Permitted Liens); (iv) the collection or enforcement of any of the Obligations; (v) the negotiation, documentation, and closing of any restructuring or forbearance agreement with respect to the Loan Documents or Obligations; (vi) amounts advanced by Agent pursuant to Section 7.1.3 of the Agreement; (vii) the enforcement of any of the provisions of any of the Loan Documents; or (viii) any payment under a guaranty, indemnity or other payment agreement provided by Agent or (with Agent's consent) any Lender, which is reimbursable to Agent or such Lender by Borrowers pursuant to Section 2.4.2 of the Agreement. Such costs, expenses and advances may include transfer fees, taxes, storage fees, insurance costs, permit fees, utility reservation and standby fees, legal fees, appraisal fees, brokers' fees and commissions, auctioneers' fees and commissions, accountants' fees, environmental study fees, wages and salaries paid to employees of a Borrower or independent contractors in liquidating any Collateral, travel expenses, all other fees and expenses payable or reimbursable by Borrowers or any other Obligor under any of the Loan Documents, and all other fees and expenses associated with the enforcement of rights or remedies under any of the Loan Documents, but excluding compensation paid to employees (including inside legal counsel who are employees) of Agent.

            Federal Funds Rate - for any period, a fluctuating interest rate per annum equal for each date during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business
     Day) in Atlanta, Georgia by the Federal Reserve Bank of Atlanta, or if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from 3 federal funds brokers of recognized standing selected by Agent.

            Fee Letter - the fee letter agreement between Agent and Borrowers dated on or about July 1, 2003.

            FEIN - with respect to any Person, the Federal Employer Identification Number of such Person.

            Fiscal Quarter - each period of 3 consecutive months ending on March 31, June 30, September 30 and December 31 of each year.

            Fiscal Year - the fiscal year of Borrowers, PLC and PLC's other Subsidiaries for accounting and tax purposes, which ends on March 31 of each year.

            Fleet - Fleet Capital Corporation, a Rhode Island corporation.

            Fleet Controlled Cash - on any date, the aggregate amount of collected funds of Borrowers on deposit at Bank on such date in a deposit account or securities account that is, in each case, subject to a control agreement in favor of Agent on terms acceptable to Agent in its sole and absolute discretion, and over which Agent shall have total and complete control and with respect to which Borrowers have no rights of withdrawal, investment or other access, except as may be otherwise agreed to in writing by Agent, in its sole discretion.

            Fleet Indemnitees - Fleet and all of its present and future officers, directors, agents and attorneys.

            FLSA - the Fair Labor Standards Act of 1938.

            Foreign Lender - any Lender that is organized under the laws of a jurisdiction other than the laws of the United States, any state thereof or the District of Columbia.

            Foreign Obligor - an Obligor that is organized under the laws of a jurisdiction other than the laws of any state of the United States or the District of Columbia.

            Foreign Subsidiary - a Subsidiary that is not a Domestic Subsidiary.

            Full Payment - as with respect to any of the Obligations, full and final payment of such Obligations in cash or immediately available funds and, in the case of any Contingent Obligations (including any LC Outstandings that exist by virtue of an outstanding undrawn Letter of Credit but excluding any contingent indemnity obligations), Agent's receipt of either cash or a direct pay letter of credit naming Agent as beneficiary and in form and substance, and from an issuing bank, reasonably acceptable to Agent, in each case in an amount not less than 105% of the aggregate amount of all such Contingent Obligations.

            GAAP - generally accepted accounting principles in the United States of America in effect from time to time.

            General Intangible - shall have the meaning ascribed to "general intangible" in the UCC.

            Governmental Approvals - all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

            Governmental Authority - any federal, state, municipal, national, foreign or other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the District of Columbia or a foreign entity or government.

            Guarantors - PLC, each other Person listed on Schedule 1 attached to the Agreement and any other Person who guarantees payment or performance of the whole or any part of the Obligations.

            Guaranty - each guaranty agreement now or hereafter executed by a Guarantor in favor of Agent with respect to any of the Obligations.

            Hedging Agreement - any Interest Rate Contract, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement at any time entered into by any or all Borrowers with Bank (or any Affiliate of Bank) or Agent.

            Imported Inventory Agreement - an agreement duly executed by Agent, DOIC and a customs broker, in form and content acceptable to Agent, by which such customs broker agrees, among other things, to act as Agent's bailee for the purpose of perfecting by possession Agent's security interest in imported Inventory that is from time to time in such custom broker's possession, and to carry out Agent's instructions with respect to such imported Inventory.

            In-Transit Inventory - Inventory that is in transit by ship from a location outside the United States to a location in the United States.

            Indemnified Amount - in the case of Agent Indemnitees, the amount of any loss, cost, expenses or damages suffered or incurred by Agent Indemnitees and against which Lenders or any Obligor have agreed to indemnify Agent Indemnitees pursuant to the terms of the Agreement or any of the other Loan Documents; in the case of Lender Indemnitees, the amount of any loss, cost, expenses or damages suffered or incurred by Lender Indemnitees and against which Lender or any Obligor have agreed to indemnify Lender Indemnitees pursuant to the terms of the Agreement or any of the other Loan Documents; and, in the case of Fleet Indemnitees, the amount of any loss, cost, expenses or damages suffered or incurred by Fleet Indemnitees and against which Lenders or any Obligor have agreed to indemnify Fleet Indemnitees pursuant to the terms of the Agreement or any of the other Loan Documents.

            Indemnified Claim - any and all Claims incurred by any Indemnitee.

            Indemnified Taxes - shall mean Taxes other than Excluded Taxes.

            Indemnitees - the Agent Indemnitees, the Lender Indemnitees and the Fleet Indemnitees.

            Initial Lenders - Fleet, in its capacity as a Lender under the Agreement on the Closing Date.

            Insolvency Proceeding - any action, case or other proceeding commenced by or against a Person under any state, federal or foreign law, or any agreement of such Person, for (i) the entry of an order for relief under any chapter of the Bankruptcy Code or other insolvency or debt adjustment law (whether state, federal or foreign), (ii) the appointment of a receiver or administrative receiver), trustee, liquidator, administrator, conservator or other custodian for such Person or any Collateral or any material part of its other Property, (iii) an assignment or trust mortgage for the benefit of creditors of such Person, or (iv) the involuntary liquidation, administration, dissolution or winding up of the affairs of such Person.

            Instrument - shall have the meaning ascribed to the term "instrument" in the UCC.

            Intellectual Property - all intellectual and similar Property of a Person of every kind and description, including inventions, designs, patents, patent applications, copyrights, trademarks, service marks, tradenames, mask works, trade secrets, confidential or proprietary information, know-how, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, all books and records describing or used in connection with the foregoing and all licenses, or other rights to use any of the foregoing.

            Intellectual Property Claim - the assertion by any Person of a claim (whether asserted in writing, by action, suit or proceeding or otherwise) that either Borrower's ownership, use, marketing, sale or distribution of any Inventory, Equipment, Intellectual Property or other Property is violative of any ownership or right to use any Intellectual Property of such Person.

            Interest Expense - for any period of determination thereof, the aggregate amount of a Person's interest expense as determined in accordance with GAAP.

            Interest Period - shall have the meaning ascribed to it in
     Section 2.1.3 of the Agreement.

            Interest Rate Contract - any interest rate agreement, interest rate collar agreement, interest rate swap agreement, or other agreement or arrangement at any time entered into by any or all Borrowers with Bank (or any Affiliate of Bank or Agent) that is designed to protect against fluctuations in interest rates.

            Inventory - shall have the meaning ascribed to the term "inventory" in the UCC and shall include all goods intended for sale or lease by a Borrower, or for display or demonstration; all work in process, all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing such goods or otherwise used or consumed in such Borrower's business (but excluding Equipment).

            Inventory Formula Amount - on any date of determination thereof, an amount equal to the lesser of (i) $20,000,000 or (ii) the sum of (a) the Designated Supplier Inventory Formula Amount on such date plus (b) the Non-Supplier Inventory Amount on such date.

            Inventory Reserve - such reserves as may be established from time to time by Agent in the exercise of its reasonable credit judgment with respect to changes in the saleability of any

     Eligible Inventory in the Ordinary Course of Business or such other factors as may negatively impact the Value of any Eligible Inventory. Without limiting the generality of the foregoing, such reserves may include reserves based on obsolescence, seasonality, theft or other shrinkage, imbalance, change in composition or mix, or markdowns.

            Investment Property - shall have the meaning given to "investment property" in the UCC and shall include all Securities (whether certificated or uncertificated), security entitlements, securities accounts, commodity contracts and commodity accounts.

            LC Application - an application by any or all Borrowers to Bank (on which Fleet may be a co-applicant), pursuant to a form approved by Bank, duly completed to the satisfaction of Bank and Agent, for the issuance of a Letter of Credit, that is submitted to Bank at least 3 Business Days prior to the requested issuance of such Letter of Credit.

            LC Conditions - the following conditions, the satisfaction of each of which is required before Fleet shall be obligated to provide any LC Support to Bank for the issuance of a Letter of Credit: (i) each of the conditions set forth in Section 10.2 of the Agreement has been and continues to be satisfied, including the absence of any Default or Event of Default; (ii) after giving effect to the issuance of the requested Letter of Credit and all other unissued Letters of Credit for which an LC Application has been signed by Fleet, the LC Outstandings would not exceed $30,000,000 and no Out-of-Formula Condition would exist, and, if no Revolver Loans are outstanding, the LC Outstandings do not, and would not upon the issuance of the requested Letter of Credit, exceed the Borrowing Base; (iii) such Letter of Credit has an expiration date that is no more than 365 days from the date of issuance in the case of standby letters of credit and no more than 180 days from the date of issuance in the case of documentary letters of credit and, in either event, such expiration date is at least 10 days prior to the last Business Day of the Term; (iv) the currency in which payment is to be made under the Letter of Credit is Dollars or, at Borrowers' option, Euros; and (v) the Letter of Credit requires presentation of sight drafts.

            LC Documents - any and all agreements, instruments and documents (other than an LC Application or an LC Support) required by Bank to be executed by Borrowers or any other Person and delivered to Bank for the issuance of a Letter of Credit.

            LC Facility - a subfacility of the Revolver Facility established pursuant to Section 1.3 of the Agreement.

            LC Outstandings - on any date of determination thereof, an amount (in Dollars) equal to the sum of (i) all amounts then due and payable by any Obligor on such date by reason of any payment made on or before such date by Fleet under any LC Support plus (ii) the aggregate undrawn amount of all Letters of Credit which are then outstanding or for which an LC Application has been delivered to and accepted by Bank under an LC Application theretofore submitted to Bank. With respect to each Letter of Credit denominated in Euros, the foregoing calculation will be made by converting such Letter of Credit to its Dollar Equivalent on the date of determination.

            LC Request - a Letter of Credit Procurement Request from Borrowers to Fleet in the form of Exhibit I annexed hereto.

            LC Reserve - at any date, the aggregate of all LC Outstandings on such date, other than LC Outstandings that are fully secured by Cash Collateral.

            LC Support - a guaranty or other support agreement from Fleet in favor of Bank pursuant to which Fleet shall guarantee or otherwise assure the payment or performance by the parties (other than Fleet, if a party) to an LC Application of such parties' obligations with respect to such Letter of Credit, including the obligation of such parties to reimburse Bank for any payment made by Bank under such Letter of Credit.

            Lease Debtor - a Person who is the lessee under a Product Lease.

            Lease Receivable - a right of a Borrower to the payment of money under a Product Lease, as evidenced by a monthly invoice submitted by such Borrower to the Lease Debtor under such Product Lease.

            Lender Indemnitee - a Lender in its capacity as a lender under the Agreement and its present and future officers, directors, agents and attorneys.

            Lenders - Fleet (whether in its capacity as a provider of Loans under Section 1 of the Agreement, as the provider of Settlement Loans under
     Section 3.1.3 of the Agreement, or as the procurer of Letters of Credit under Section 1.3 of the Agreement) and any other Person who may from time to time become a "Lender" under the Agreement.

            Letter of Credit - any standby letter of credit or documentary letter of credit issued by Bank for the account of Borrowers or for the account of Borrowers on behalf of PLC.

            Letter-of-Credit Right - shall have the meaning ascribed to "letter-of-credit right" in the UCC and shall include a right of a Borrower to payment or performance under a letter of credit (whether the letter of credit is written or electronic), whether or not such Borrower has demanded or is at the time entitled to demand payment or performance.

            LIBOR Lending Office - with respect to a Lender, the office designated as a LIBOR Lending Office for such Lender on the signature page hereof (or on any Assignment and Acceptance, in the case of an assignee) and such other office of such Lender or any of its Affiliates that is hereafter designated by written notice to Agent.

            LIBOR Loan - a Loan, or portion thereof, during any period in which it bears interest at a rate based upon the applicable Adjusted LIBOR Rate.

            LIBOR Rate - as applicable to any LIBOR Loan, the per annum interest rate as determined on the basis of the offered rates for deposits in Dollars, for a period of time comparable to such LIBOR Loan, which appears on the Telerate Page 3750 as of 11:00 a.m. (London time) on the day that is 2 Business Days preceding the first day of such LIBOR Loan; provided, however, that if more than one such offered rate appears on Telerate Page 3750, then the LIBOR Rate shall be the arithmetic average (rounded upwards, if necessary, to the next higher of 1/100th of 1%) of such offered rates. If the foregoing rate of interest is unavailable from the Telerate Page 3750, then such rate shall be determined by Agent based upon any other interest rate reporting service of recognized standing designated in writing by Agent to Borrowers and the other Lenders.

            License Agreement - any agreement between a Borrower and a Licensor pursuant to which such Borrower is authorized to use any Intellectual Property in connection with the manufacturing, marketing, sale or other distribution of any Inventory of such Borrower.

            Licensor - any Person from whom a Borrower obtains the right to use (whether on an exclusive or non-exclusive basis) any Intellectual Property in connection with such Borrower's manufacture, marketing, sale or other distribution of any Inventory.

            Licensor/Lender Agreement - an agreement between Agent and a Licensor by which Agent is given the unqualified right, vis-a-vis such Licensor, to enforce Agent's Liens with respect to and to dispose of a Borrower's Inventory with the benefit of any Intellectual Property applicable thereto, irrespective of such Borrower's default under any License Agreement with such Licensor and which is otherwise in form and substance satisfactory to Agent.

            Lien - any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of the Agreement, a Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

            Lien Waiver - an agreement duly executed in favor of Agent, in form and content reasonably acceptable to Agent, by which (i) for locations leased by an Obligor, an owner of premises upon which any Property of an Obligor is located agrees to waive or subordinate any Lien it may have with respect to such Property in favor of Agent's Lien therein and to permit Agent to enter upon such premises and remove such Property or to use such premises to store or dispose of such Property, or (ii) for locations at which any Obligor places Inventory with a warehouseman or a processor, such warehouseman or processor agrees to waive or subordinate any Lien it may have with respect to such Property in favor of Agent's Lien therein and to permit Agent to enter upon such premises and remove such Property or to use such premises to store or dispose of such Property.

            Liquidity Amount - on any date of determination, the sum of (a) Availability on such date plus (b) Unrestricted Cash on such date.

            Liquidity Transfer - a transfer of cash (other than proceeds of the Collateral unless Cash Turnover Conditions are met) or Cash Equivalents by an Obligor to any other Obligor or any Subsidiary of an Obligor (irrespective of the nature or purpose of such transfer and whether or not such transfer is in repayment of an intercompany obligation, constitutes a loan or constitutes a Distribution).

            Loan - a Revolver Loan (and each Base Rate Loan and LIBOR Loan comprising such Loan).

            Loan Account - the loan account established by each Lender on its books pursuant to Section 4.8 of the Agreement.

            Loan Documents - the Agreement, the Other Agreements and the Security Documents.

            Loan Year - a period commencing each calendar year on the same month and day as the date of the Agreement and ending on the same month and day in the immediately succeeding calendar year, with the first such period (i.e. the first Loan Year) to commence on the date of the Agreement.

            Lockbox - as defined in Section 7.2.5 of the Agreement.

            Margin Stock - shall have the meaning ascribed to it in Regulation U and of the Board of Governors.

            Material Adverse Effect - the effect of any event, condition, action, omission or circumstance, which, alone or when taken together with other events, conditions, actions, omissions or circumstances occurring or existing concurrently therewith, (i) has a material adverse effect upon the business, operations, Properties, condition (financial or otherwise) or prospects of DOIC or of PLC and its Subsidiaries, taken as a whole; (ii) has or could be reasonably expected to have any material adverse effect whatsoever upon the validity or enforceability of the Agreement or any of the other Loan Documents; (iii) has any material adverse effect upon the value of the whole or any material part of the Collateral, the Liens of Agent with respect to the Collateral or the priority of any such Liens;
     (iv) materially impairs the ability of DOIC or of PLC and its Subsidiaries, taken as a whole, to perform their obligations under the Agreement or any of the other Loan Documents, including repayment of any of the Obligations when due; or (v) materially impairs the ability of Agent or any Lender to enforce or collect the Obligations or realize upon any of the Collateral in accordance with the Loan Documents and Applicable Law.

            Material Contract - an agreement to which an Obligor is a party (other than the Loan Documents) for which breach, termination, cancellation, nonperformance or failure to renew could reasonably be expected to have a Material Adverse Effect.

            Maximum Rate - the maximum non-usurious rate of interest permitted by Applicable Law that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Debt in question or, to the extent that at any time Applicable Law may thereafter permit a higher maximum non-usurious rate of interest, then such higher rate. Notwithstanding any other provision hereof, the Maximum Rate shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 365 or 366 days, as the case may be).

            Minimum Availability Reserve - a reserve in the amount of $20,000,000.

            Moody's - Moody's Investors Services, Inc.

            Multiemployer Plan - has the meaning set forth in Section 4001(a)(3) of ERISA.

            Negotiable Document - a document that is "negotiable" within the meaning of Article 7 of the UCC.

            Net Orderly Liquidation Value - at any time, with respect to any Inventory means, as determined by the most recent Orderly Liquidation Value Appraisal, a net dollar amount expected to be realized at an orderly negotiated sale of such Inventory held within a reasonable period of time.

            New Notes - the Series A and Series B 11% Senior Discount Notes Due 2010 of PLC in aggregate principal amount of $175,000,000, issued on or before the Closing Date on an unsecured basis and otherwise on terms reasonably acceptable to Agent and Lender.

          New Notes Indenture - the Indenture dated July 1, 2003, among PLC, each of the guarantors named therein and HSBC Bank USA, as Trustee, with respect to the New Notes.

          Non-Negotiable Document - a document that is not "negotiable" within the meaning of Article 7 of the UCC.

          Non-Supplier Inventory Formula Amount - on any date of determination thereof, an amount equal to the lesser of (a) 55% (or such lesser percentage as Agent may in its reasonable credit judgment determine from time to time) of the Value of Eligible Inventory (other than Designated Supplier Products) on such date or (b) 85% (or such lesser percentage as Agent may, in its reasonable credit judgment, determine from time to time) of the Net Orderly Liquidation Value of Eligible Inventory (other than Designated Supplier Products) on the date of the most recent determination thereof.

          Notes - each Revolver Note and any other promissory note executed by Borrowers at Agent's request to evidence any of the Obligations.

          Notice of Borrowing - as defined in Section 3.1.1(i) of the Agreement.

          Notice of Conversion/Continuation - as defined in Section 2.1.2(ii) of the Agreement.

          Obligations - in each case, whether now in existence or hereafter arising, (i) the principal of, and interest and premium, if any, on, the Loans; (ii) all LC Outstandings and all other obligations of any Obligor to Agent, Fleet or Bank arising in connection with the issuance of any Letter of Credit; and (iii) all other Debts, covenants, duties and obligations (including Contingent Obligations) now or at any time or times hereafter owing by any Obligor to Agent or any Lender under or pursuant to the Agreement or any of the other Loan Documents or owing by any Obligor to Agent or any Lender (or any Affiliate of a Lender) with respect to Banking Relationship Debt, whether evidenced by any note or other writing, whether arising from any extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several, including all interest, charges, expenses, fees or other sums (including Extraordinary Expenses) chargeable to any or all Obligors under the Agreement or under any of the other Loan Documents.

          Obligor - each Borrower and each Guarantor, and any other Person that is at any time liable for the payment of the whole or any part of the Obligations or that has granted in favor of Agent a Lien upon any of any of such Person's assets to secure payment of any of the Obligations.

          Orderly Liquidation Value Appraisal - an appraisal, in form and substance satisfactory to Agent, conducted by an appraisal company acceptable to and engaged by Agent, pursuant to which such appraisal company determines the expected dollar amount to be realized at an orderly negotiated sale of the Inventory held within a reasonable period of time.

          Ordinary Course of Business - with respect to any transaction involving any Person, the ordinary course of such Person's business, as conducted by such Person in accordance with past practices and undertaken by such Person in good faith.

          Organization Documents - with respect to any Person, its charter, certificate or articles of incorporation, bylaws, articles of organization, operating agreement, members agreement, partnership agreement, voting trust, or similar agreement or instrument governing the formation or operation of such Person.

          OSHA - the Occupational Safety and Hazard Act of 1970.

          Other Agreements - the Notes, each LC Support, each Hedging Agreement with Fleet or with Bank and subject to credit enhancement from Fleet, the Fee Letter, the Service of Process Agreement and any and all agreements, instruments and documents (other than the Agreement and the Security Documents), heretofore, now or hereafter executed by either Borrower, any other Obligor or any other Person and delivered to Agent or any Lender in respect of the transactions contemplated by the Agreement.

          Out-of-Formula Condition - as defined in Section 1.1.2 of the Agreement.

          Out-of-Formula Loan - a Revolver Loan made or existing when an Out-of-Formula Condition exists or the amount of any Revolver Loan which, when funded, results in an Out-of-Formula Condition.

          Participant - as defined in Section 13.2.1 of the Agreement.

          Participating Lender - as defined in Section 1.3.2(i).

          Participating Shares - the 6.5% Senior Convertible Participating Shares of PLC.

          Payment Account - an account maintained by Agent to which all monies from time to time deposited to a Dominion Account shall be transferred and all other payments shall be sent in immediately available federal funds.

          Payment Intangible - shall have the meaning given to "payment intangible" in the UCC.

          Payment Items - all checks, drafts, or other items of payment payable to a Borrower, including proceeds of any of the Collateral.

          Pending Revolver Loans - at any date, the aggregate principal amount of all Revolver Loans which have been requested in any Notice of Borrowing received by Agent but which have not theretofore been advanced by Agent or Lenders.

          Permitted Acquisition - any acquisition by a Borrower, PLC or any of PLC's other Subsidiaries of the assets of a Person (and not Equity Interests) in which each of the following conditions is satisfied:

               (a) the business of the Person that is the subject of such acquisition is related or substantially similar to the business of Borrowers on the date hereof and the EBITDA of such business is greater than $1 for the 12 consecutive month period ended on the last day of the most recently completed fiscal period for which financial reporting is available;

               (b) in connection with such acquisition there will be no Liens on any of such Borrower's, PLC's or such Subsidiary's assets after the acquisition other than

          Permitted Liens;

               (c) immediately before and after giving effect to such acquisition, no Default or Event of Default shall have occurred or would result therefrom;

               (d) Borrowers' Liquidity Amount on and for each day during the 90-day period immediately preceding the effective date of such acquisition (or during the first 90 days after the Closing Date, for each day from the Closing Date through the date of determination) and after giving pro forma effect to such acquisition is not less than $5,000,000 (if the sum of the aggregate cash consideration for such acquisition and the aggregate cash consideration for all other such acquisitions during the term of the Agreement is less than or equal to $15,000,000) or $10,000,000 (if the sum of the aggregate cash consideration for such acquisition and the aggregate cash consideration for all other such acquisitions during the term of the Agreement is greater than $15,000,000);

               (e) each Borrower is Solvent after giving pro forma effect to the consummation of such acquisition;

               (f) the aggregate amount of cash consideration for such acquisition, when added to the cash consideration for all other such acquisitions (i) during the Loan Year in which such acquisition is effective shall not exceed $15,000,000, and (ii) during the term of the Agreement shall not exceed $35,000,000;

               (g) all additional purchase price amounts, if any, payable with respect to earnouts, notes payable to the sellers, covenants not to compete, consulting contracts or other affiliated contracts are unsecured and are and will remain subordinate to the Full Payment of the Obligations on terms satisfactory to Agent;

               (h) if the sum of the aggregate cash consideration for such acquisition and the aggregate cash consideration for all other such acquisitions during the term of the Agreement is greater than $15,000,000, then on the date of such acquisition, Borrowers shall have a Cash Flow Leverage Ratio that is not greater than 3.25 to 1.0;

               (i) if the sum of the aggregate cash consideration for such acquisition and the aggregate cash consideration for all other such acquisitions during the term of the Agreement is greater than $15,000,000, then Agent shall have received, by a date sufficiently in advance of the closing date of such acquisition to allow Agent to review the same, executed copies of the final asset purchase documents, including all exhibits and schedules thereto, among the parties to such acquisition, and Agent shall have found the terms thereof reasonably acceptable; or, if the sum of the aggregate cash consideration for such acquisition and the aggregate cash consideration for all other such acquisitions during the term of the Agreement is less than or equal to $15,000,000, Borrowers shall deliver such copies of such asset purchase documents to Agent within 30 days after the effective date of such acquisition; and

               (j) Borrowers shall have delivered to Agent, not less than 3 Business Days prior to the proposed closing date of any such acquisition, written evidence of the pro forma satisfaction of the other conditions set forth above after giving effect to such acquisition.

          Permitted Contingent Obligations - Contingent Obligations arising from endorsements of Payment Items for collection or deposit in the Ordinary Course of Business; Contingent Obligations arising from Hedging Agreements entered into in the Ordinary Course of Business permitted pursuant to
     Section 9.2.17 of the Agreement or with Agent's prior written consent; Contingent Obligations of either Borrower and its Subsidiaries existing as of the Closing Date, including extensions and renewals thereof that do not increase the amount of such Contingent Obligations as of the date of such extension or renewal; Contingent Obligations arising under indemnity agreements to title insurers to cause such title insurers to issue to Agent title insurance policies; Contingent Obligations with respect to customary indemnification obligations in favor of purchasers in connection with agreements entered into in the Ordinary Course of Business; Contingent Obligations consisting of reimbursement obligations from time to time owing by either Borrower to Bank with respect to Letters of Credit (but in no event to include reimbursement obligations at any time owing by a Borrower to any other Person that may issue letters of credit for the account of Borrowers); Contingent Obligations of an Obligor supporting obligations of another Obligor permitted hereunder; Contingent Obligations of any Subsidiary of PLC that is not an Obligor supporting obligations of PLC or any of its Subsidiaries permitted hereunder; Contingent Obligations of an Obligor supporting obligations of any Subsidiary of PLC that is not an Obligor entered into in the Ordinary Course of Business; guaranties of the New Notes by Subsidiaries of PLC provided such Subsidiaries are Obligors hereunder; Contingent Obligations owed to banks or other financial institutions in the Ordinary Course of Business in respect of any overdrafts and related liabilities arising from treasury, depository and cash management services or in connection with any automated clearinghouse transfers of funds; Contingent Obligations in respect of surety, appeal or customs bonds incurred in the Ordinary Course of Business; and other Contingent Obligations not to exceed $2,500,000 in the aggregate at any time.

          Permitted Excess Cash Flow Payment - a payment of any Excess Cash Flow Amount with respect to any Excess Cash Flow Offer at a time when each the Permitted Excess Cash Flow Payment Conditions are satisfied.

          Permitted Excess Cash Flow Payment Conditions - the following conditions, the satisfaction of each of which is a condition to the authority of Obligors to make a payment of an Excess Cash Flow Amount and for such payment to constitute a Permitted Excess Cash Flow Payment: (i) the payment is made after Agent's receipt of the audited financial statements required by Section 9.1.3(i) of the Agreement, commencing with the audited financial statements for Fiscal Year 2004; (ii) the amount of the payment in any Fiscal Year (commencing with any payment proposed to be made in Fiscal Year 2005) is not greater than the Excess Cash Flow Amount for the immediately preceding Fiscal Year (calculated based on the audited financial statements for such Fiscal Year); (iii) no Default, Event of Default or Out-of-Formula Condition exists at the time of or would result from such payment; (iv) no Revolver Loans are outstanding at the time of or after giving effect to such payment; (v) the payment is made by Obligors on or before the 150th day following the end of the Fiscal Year for which the Excess Cash Flow Amount is determined; and (vi) the Liquidity Amount on the date of such payment and for each day during the 90-ay period immediately preceding the date of such payment equals or exceeds $10,000,000, in each case determined on a pro forma basis after giving effect to such payment.

          Permitted Lien - a Lien of a kind specified in Section 9.2.5 of the Agreement.

          Permitted Purchase Money Debt - Purchase Money Debt of Borrowers, PLC or any of PLC's other Subsidiaries that is secured by no Lien or only by a Purchase Money Lien, provided that incurrence of such Purchase Money Debt incurred after the date of the Agreement does not violate any limitation in the Loan Documents regarding Capital Expenditures. For the purposes of this definition, the principal amount of any Purchase Money Debt consisting of capitalized leases shall be computed as a Capitalized Lease Obligation.

          Person - an individual, partnership, corporation, limited liability company, limited liability partnership, joint stock company, land trust, business trust, or unincorporated organization, or a Governmental Authority.

          Plan - an employee benefit plan now or hereafter maintained for employees of a Borrower that is covered by Title IV of ERISA.

          PLC - Danka Business Systems Plc, a public limited company organized under the laws of England and Wales with its chief executive office and principal place of business at Masters House, 107 Hammersmith Road, London W140QH England.

          Pro Rata - a share of or in all Loans, participations in LC Outstandings, liabilities, payments, proceeds, collections, Collateral and Extraordinary Expenses, which share for any Lender on any date shall be a percentage (expressed as a decimal, rounded to the ninth decimal place) arrived at by dividing the amount of the Commitment of such Lender on such date by the aggregate amount of the Commitments of all Lenders on such date.

          Product Lease - a lease agreement pursuant to which a Borrower leases a portion of its Inventory consisting of office imaging equipment or related products to a third party lessee who is obligated to pay to such Borrower rentals on a quarterly or more frequent basis in accordance with invoices submitted each month by such Borrower to such lessee.

          Projections - (i) prior to the Closing Date and thereafter until Agent and Lenders receive new projections pursuant to Section 9.1.5 of the Agreement, the projections of PLC and its Subsidiaries' financial condition, results of operations, cash flow and projected Availability, on a Consolidated basis, prepared on a quarterly basis for the Fiscal Year ending March 31, 2004, and on an annual basis for the Fiscal Years 2005 through 2006; and (ii) thereafter, the projections most recently received by Agent and Lenders pursuant to and as required by Section 9.1.5 of the Agreement.

          Properly Contested - in the case of any Debt of a Borrower, PLC or any of PLC's other Subsidiaries (including any Taxes) that is not paid as and when due or payable by reason of such Person's bona fide dispute concerning its liability to pay same or concerning the amount thereof, (i) such Debt is being properly contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (ii) such Person has established appropriate reserves as shall be required in conformity with GAAP; (iii) the non-payment of such Debt will not have a Material Adverse Effect and will not result in a forfeiture of any Collateral or any material assets of such Person; (iv) no Lien is imposed upon any of such Person's assets with respect to such Debt unless such Lien is at all times junior and subordinate in priority to the Liens in favor of Agent (except only with respect to property taxes that have priority as a matter of applicable state law) and enforcement of such Lien is stayed during the period prior to the final resolution or disposition of such dispute; (v) if the Debt results from, or is determined by the entry, rendition or issuance against such Person or any of its assets of a judgment, writ, order or decree, enforcement of such judgment, writ, order or decree is stayed pending a timely appeal or other judicial review, or, if not so stayed, such enforcement does not constitute an Event of Default hereunder; and
     (vi) if such contest is abandoned, settled or determined adversely (in whole or in part) to such Person, such Person forthwith pays such Debt and all penalties, interest and other amounts due in connection therewith.

          Property - any interest in any kind of property or asset, whether real, personal or mixed and whether tangible or intangible.

          Purchase Money Debt - means and includes (i) Debt (other than the Obligations) for the payment of all or any part of the purchase price of any equipment or fixed assets, (ii) any Debt (other than the Obligations) incurred at the time of or within 10 days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings (but not any increases in the principal amounts) thereof outstanding at the time.

          Purchase Money Lien - a Lien upon equipment or fixed assets which secures Purchase Money Debt, but only if such Lien shall at all times be confined solely to the equipment or fixed assets acquired through the incurrence of the Purchase Money Debt secured by such Lien and such Lien constitutes a purchase money security interest under the UCC.

          Purchased Receivables - Receivables of DOIC that are sold and assigned to the Receivables Purchaser.

          RCRA - the Resource Conservation and Recovery Act (42 U.S.C. Sections 6991-6991i) and all rules and regulations promulgated pursuant thereto.

          Receivable - a right of a Borrower to the payment of money that constitutes an Account or a Lease Receivable.

          Receivable Debtor - an Account Debtor or a Lease Debtor.

          Receivables Purchaser - a Person designated in writing by DOIC to Agent and Lenders, at least 10 days prior to the date on which the first proposed sale of Receivables by DOIC is to occur (subject to satisfaction of the Receivables Sale Conditions), to be the purchaser of Accounts from DOIC, but no Person may be so designated by DOIC unless (i) such Person is a Domestic Obligor, a newly formed wholly-owned Domestic Subsidiary of a Domestic Obligor, PLC or Dankalux (as determined by Agent, in its sole discretion), or a newly formed wholly-owned Subsidiary of PLC or Dankalux (as determined by Agent, in its sole discretion) that is either a Domestic Subsidiary or a Subsidiary organized under the laws of the United Kingdom or Luxembourg (as determined by Agent, in its sole discretion); (ii) such Person is, or at Agent's request becomes, either (at Agent's option) a Borrower or a Guarantor; (iii) if such Person is a newly formed wholly-owned Subsidiary of an Obligor, such Subsidiary neither has nor acquires any material Property other than the Purchased Receivables and all of the Equity Interests of such Subsidiary are pledged and collaterally assigned to Agent, for the benefit of the Secured Parties, as security for the Obligations; and (iv) all representations and warranties in the Agreement applicable to such Person are true and correct at the time of such designation by DOIC. Unless otherwise agreed by Agent in writing in its sole discretion, DOIC may designate only one Person as an Receivables Purchaser with respect to all proposed sales of Accounts by DOIC and only such Person may acquire and be the owner of Purchased Receivables.

          Receivables Formula Amount - on any date of determination thereof, an amount equal to the lesser of (i) the Revolver Commitments on such date or
     (ii) 85% (or such lesser percentage as Agent may in its reasonable credit judgment determine from time to time) of the net amount of Eligible Receivables on such date. As used herein, the phrase "net amount of Eligible

     Receivables" shall mean the face amount of such Receivables on any date less any and all returns, rebates, discounts (which may, at Agent's option, be calculated on shortest terms), credits, allowances or Taxes (including sales, excise or other taxes) at any time issued, owing, claimed by Receivable Debtors, granted, outstanding or payable in connection with, or any interest accrued on the amount of, such Receivables at such date.

          Receivables Sale Conditions - the following conditions, each of which must be satisfied at the time of any proposed sale of Receivables by DOIC to the Receivables Purchaser in order for such sale to be permitted under the Agreement: (i) all representations and warranties in the Agreement applicable to the Receivables Purchaser at the time of the proposed sale are true and accurate in all material respects; (ii) no Event of Default exists at the time of, or would result from, the consummation of the proposed sale of Receivables to the Receivables Purchaser; (iii) the Receivables Purchaser, DOIC and Agent have entered into the Servicing Agreement; (iv) the Receivables Purchaser grants to Agent a valid, duly perfected, enforceable first priority Lien upon (and, if the Receivables Purchaser is a Foreign Obligor, a fixed charge with respect to) all of the Purchased Receivables and proceeds thereof (including any returned goods the sale or other disposition of which gave rise to a Purchased Receivable) to secure the payment and performance of the Obligations, all pursuant to documentation satisfactory to Agent and its counsel; (v) Agent has determined, based upon advice or opinions from legal counsel selected by Agent, that Agent's Lien upon the Purchased Receivables and the proceeds thereof, as granted to it by DOIC, will survive the sale of the Purchased Receivables to the Receivables Purchaser and will remain a duly perfected, first priority Lien upon the Purchased Receivables and the proceeds thereof and that the Lien (or fixed charge) granted by the Receivables Purchaser to Agent will be and remain a valid, duly perfected Lien (or fixed charge) with respect to the Purchased Receivables and the proceeds thereof and subordinate in priority only to the Liens therein granted by DOIC to Agent;
     (vi) the Purchased Receivables are sold pursuant to a purchase agreement between the Purchaser and DOIC that is in form and substance satisfactory to Agent (and all rights under which are collaterally assigned to Agent by DOIC) and the purchase price for each of the Purchased Receivables is set at an amount reasonably acceptable to Agent and in all events reflecting the fair market value thereof, less a discount acceptable to Agent; (vii) Agent has complete and continuing dominion and control over all proceeds of the Purchased Receivables and other Collateral; (viii) the Receivables Purchaser agrees with Agent to restrictions on the Receivables Purchaser's incurrence of Debt for Money Borrowed (other than the New Notes, or a guarantee thereof, and intercompany debt to an Obligor or other Affiliate of an Obligor), and the Receivables Purchaser, Borrowers, Guarantors or other Affiliates of a Borrower or a Guarantor (as the case may be) shall have entered into an intercreditor agreement with Agent pursuant to which all intercompany debt of the Receivables Purchaser, Borrowers, Guarantors and such other Affiliates is subordinated to the Full Payment of the Obligations and which is in form and substance satisfactory to Agent and its counsel; (ix) if the Receivables Purchaser is a Foreign Obligor, such Foreign Obligor grants to Agent (in addition to the Lien and fixed charge referenced in clause (iv) above) a valid, duly perfected first priority Lien upon (and fixed charge and, with respect to any Property in which a fixed charge is not legally permissible, a floating charge with respect to) all of the Property of such Foreign Obligor (other than the Purchased Receivables) to secure the payment and performance of the Obligations, all pursuant to documentation satisfactory to Agent and its counsel; (x) if the Receivables Purchaser is a Foreign Obligor organized under the laws of Luxembourg, concurrently with or immediately prior to each sale of Receivables by DOIC to such Foreign Obligor, proper written notice is given by DOIC and such Foreign Obligor to each Receivable Debtor with respect to Purchased Receivables of the existence of the Liens in all such Purchased Receivables and the proceeds thereof in favor of Agent; and (xi) if the Receivables Purchaser is a Foreign Obligor, Agent shall have determined that there will be no material adverse tax consequences on Agent, any Lender, any Borrower or any other Obligor from the sale of the Receivables to the Receivables Purchaser, (xii) if the Receivables Purchaser is a Foreign Obligor, Agent has determined, based upon advice or opinions from legal counsel selected by Agent, that no bankruptcy or other Insolvency Proceeding of such Foreign Obligor will (or could reasonably be expected to) affect adversely in any manner the validity, extent, perfection, priority or enforceability of either the Lien granted to Agent by DOIC with respect to the Purchased Receivables or the Lien (or fixed charge) granted to Agent by such Foreign Obligor with respect to the Purchased Receivables (such as, by way of example only, the potential avoidability of or the existence of priority claims that may take precedence over any such Lien or fixed charge) other than in a manner and to an extent that is acceptable to Agent in its sole and absolute discretion.

          Refinancing Conditions - the following conditions, each of which must be satisfied before Refinancing Debt shall be permitted under Section 9.2.3 of the Agreement: (i) the Refinancing Debt is in an aggregate principal amount that does not exceed the aggregate principal amount of the Debt being extended, renewed or refinanced plus any accrued and unpaid interest thereon and any reasonable fees and expenses incurred in connection with such refinancing, (ii) the Refinancing Debt has a later or equal final maturity and a longer or equal weighted average life than the Debt being extended, renewed or refinanced, (iii) the Refinancing Debt does not bear a rate of interest that exceeds a market rate (as determined in good faith by a Senior Officer) as of the date of such extension, renewal or refinancing,
     (iv) if the Debt being extended, renewed or refinanced is subordinate to the Obligations, the Refinancing Debt is subordinated to the same extent, and (v) at the time of and after giving effect to such extension, renewal or refinancing, no Default or Event of Default shall exist.

          Refinancing Debt - Debt for Money Borrowed that is permitted by
     Section 9.2.3 and that is the subject or the result of an extension, renewal or refinancing.

          Regulation D - Regulation D of the Board of Governors.

          Register - the register maintained by Agent in accordance with Section
     4.8.2 of the Agreement.

          Reimbursement Date - as defined in Section 1.3.1(iii) of the Agreement.

          Rent Reserve - such reserve as may be established from time to time by Agent in its reasonable credit judgment in an amount approximately equal to 3 times the aggregate monthly rent charges and fees payable by Borrowers for leased locations at which Borrowers keep, store or maintain any Collateral and for which Lender has not received a Lien Waiver. Upon Borrowers' delivery of an acceptable Lien Waiver to Lender, the Rent Reserve shall be automatically reduced by the amount of such reserve attributable to the location for which such Lien Waiver was obtained.

          Reportable Event - any of the events set forth in Section 4043(b) of ERISA.

          Required Lenders - at any date of determination thereof, Lenders having Commitments representing at least 51% of the aggregate Commitments at such time; provided, however, that if any Lender shall be in breach of any of its obligations hereunder to Borrowers or Agent, including any breach resulting from its failure to honor its Commitment in accordance with the terms of this Agreement, then, for so long as such breach continues, the term "Required Lenders" shall mean Lenders (excluding each Lender that is in breach of its obligations under the Agreement) having Commitments representing at least 51% of the aggregate Commitments

     (excluding the Commitments of each Lender that is in breach of its obligations under the Agreement) at such time; provided further, however, that if the Commitments have been terminated, the term "Required Lenders" shall mean Lenders (excluding each Lender that is in breach of its obligations hereunder) holding Loans (including Settlement Loans) representing at least 51% of the aggregate principal amount of Loans (including Settlement Loans) outstanding at such time.

          Restricted Investment - any acquisition by a Borrower, PLC or any of PLC's other Subsidiaries in exchange for cash or other Property of Equity Interests or Debt for Money Borrowed, or a loan, advance, capital contribution or subscription, except acquisitions of the following: (i) notes payable or stock or other securities issued by Receivable Debtors in complete or partial settlement of such Receivable Debtor's accounts receivable or other obligations in the Ordinary Course of Business; (ii) trade receivables if created or acquired in the Ordinary Course of Business and payable or dischargeable in accordance with customary trade terms of the relevant Borrower or Subsidiary; (iii) Cash Equivalents maintained in a Deposit Account subject to a Deposit Account Agreement or a securities account that is subject to a Securities Account Agreement and Cash Equivalents maintained by PLC and its Foreign Subsidiaries; (v) investments constituting Capital Expenditures permitted hereunder, (vi) the purchase of Purchased Receivables permitted hereunder, (vii) loans, advances and other investments among Holding and its Subsidiaries, (viii) loans, advances and other investments among PLC and its Foreign Subsidiaries, by PLC to any of its Subsidiaries and by any of PLC's Foreign Subsidiaries to PLC or any of its Subsidiaries, (ix) loans and advances from Holding and its Subsidiaries to PLC or PLC's Foreign Subsidiaries made at a time when no Default or Event of Default exists, (x) investments existing on the date hereof, and
     (xi) loans and other advances of money that are permitted by Section 9.2.2 of the Agreement.

          Restrictive Agreement - an agreement (other than any of the Loan Documents) that, if and for so long as an Obligor or any Subsidiary of such Obligor is a party thereto, would prohibit, condition or restrict such Obligor's or Subsidiary's right to incur or repay Debt for Money Borrowed (including any of the Obligations); grant Liens upon any of such Obligor's or Subsidiary's assets (including Liens granted in favor of Agent pursuant to the Loan Documents); declare or make Distributions to any Obligor or any Subsidiary; amend, modify, extend or renew any agreement evidencing Debt for Money Borrowed (including any of the Loan Documents); or repay any Debt owed to another Obligor.

          Revolver Commitment - at any date for any Lender, the obligation of such Lender to make Revolver Loans and to purchase participations in LC Outstandings pursuant to the terms and conditions of the Agreement, which shall not exceed the principal amount set forth opposite such Lender's name under the heading "Revolver Commitment" on the signature pages of the Agreement or the signature page of the Assignment and Acceptance by which it became a Lender, as modified from time to time pursuant to the terms of the Agreement or to give effect to any applicable Assignment and Acceptance; and "Revolver Commitments" means the aggregate principal amount of the Revolver Commitments of all Lenders, the maximum amount of which shall be $50,000,000.

          Revolver Loan - a loan made by Lenders as provided in Section 1.1 of the Agreement (including any Out-of-Formula Loan) or a Settlement Loan funded solely by Fleet.

          Revolver Note - a Revolver Note to be executed by Borrowers in favor of each Lender in the form of Exhibit A attached hereto, which shall be in the face amount of such Lender's Revolver Commitment and which shall evidence all Revolver Loans (other than Settlement

     Loans) made by such Lender to Borrowers pursuant to the Agreement.

          S&P - Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

          Sarbanes-Oxley Act - the Sarbanes-Oxley Act of 2002.

          Schedule of Receivables - as defined in Section 7.2.1 of the Agreement.

          SEC - Securities and Exchange Commission.

          Secured Parties - Agent, Lenders, Fleet as the procurer of Letters of Credit, Fleet as the provider of Settlement Loans, and Bank as the issuer of Letters of Credit or as the obligee with respect to any Banking Relationship Debt.

          Securities Account Agreement - each Securities Account Control Agreement to be executed by Agent, a Borrower and each securities intermediary with respect to each securities account established by such Borrower at such securities intermediary pursuant to which Agent is granted control (within the meaning of the UCC) with respect to such securities account and the securities from time to time located therein for itself and the Pro Rata benefit of Lenders as security for the Obligations.

          Security Documents - each Guaranty, each Deposit Account Agreement, the Business Interruption Insurance Assignment, the Servicing Agreement, the Trademark Security Agreement, the Dankalux Pledge Documents, all documents granting or otherwise creating Liens or security interests by the Receivables Purchaser in favor of Agent and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations.

          Senior Officer - for either Borrower, the chairman of the board of directors, chief executive officer, president, chief financial officer, treasurer or general counsel of, such Borrower.

          Service of Process Agreement - an irrevocable consent to jurisdiction and appointment of agent for service of process to be executed by each Foreign Obligor, in form and content satisfactory to Agent.

          Servicing Agreement - the Accounts Receivable Servicing Agreement to be executed by the Receivables Purchaser, DOIC, as servicer, and Agent with respect to the Purchased Receivables pursuant to which, among other things, the Receivables Purchaser grants to Agent a Lien upon the Purchased Receivables, agrees not to grant any Liens upon the Purchased Receivables other than to Agent and not to sell or assign the Purchased Receivables or any interest therein to any Person other than DOIC or Agent; and DOIC agrees to service the collection of the Purchased Receivables and cause all proceeds thereof to be transferred to the lockbox account for the collection of Receivables established in compliance with the Agreement.

          Settlement Date - as defined in Section 3.1.3(i) of the Agreement.

          Settlement Loan - as defined in Section 3.1.3(ii) of the Agreement.

          Settlement Report - a report delivered by Agent to Lenders summarizing the amount of the outstanding Revolver Loans as of the Settlement Date and the calculation of the Borrowing Base as of such Settlement Date.

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

          Software - shall have the meaning ascribed to "software" in the UCC.

          Solvent - as to any Person, such Person (i) owns Property whose fair saleable value is greater than the amount required to pay all of such Person's Debts (including contingent Debts), (ii) is able to pay all of its Debts as such Debts mature, (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage, and (iv) is not "insolvent" within the meaning of Section 101(32) of the Bankruptcy Code.

          Statutory Reserves - on any date, the percentage (expressed as a decimal) established by the Board of Governors which is the then stated maximum rate for all reserves (including any emergency, supplemental or other marginal reserve requirements) applicable to any member bank of the Federal Reserve System in respect to Eurocurrency Liabilities (or any successor category of liabilities under Regulation D). Such reserve percentage shall include those imposed pursuant to said Regulation D. The Statutory Reserve shall be adjusted automatically on and as of the effective date of any change in such percentage.

          Subordinated Debt - unsecured Debt incurred by a Borrower that is expressly subordinated and made junior to the payment and performance in full of the Obligations and contains terms and conditions (including terms relating to interest, fees, repayment and subordination) satisfactory to Agent, including the Existing Subordinated Notes and the Existing Zero Coupon Notes.

          Subordinated Notes - the Existing Subordinated Notes.

          Subordinated Notes Indenture - the Existing Subordinated Notes Indenture.

          Subsidiary - any Person in which more than 50% of its outstanding Voting Securities or more than 50% of all Equity Interests is owned directly or indirectly by an Obligor, by one or more other Subsidiaries of an Obligor or by an Obligor and one or more other Subsidiaries.

          Taxes - any present or future taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including income, receipts, excise, property, sales, use, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States or any other Governmental Authority and all interest, penalties, additions to tax and similar liabilities with respect thereto, but excluding, in the case of each Lender, taxes imposed on or measured by the net income or overall gross receipts of such Lender.

          Term - as defined in Section 5.1 of the Agreement.

          Trademark Security Agreement - the Trademark Security Agreement to be executed by Borrowers in favor of Agent on or before the Closing Date and by which Borrowers shall assign to Agent, for its benefit as Agent and for the Pro Rata benefit of Lenders, as security for the Obligations, all of Borrowers' right, title and interest in and to all of its trademarks.

          Transferee - as defined in Section 13.3.3 of the Agreement.

          Type - any type of a Loan determined with respect to the interest option applicable thereto, which shall be either a LIBOR Loan or a Base Rate Loan.

          UCC - the Uniform Commercial Code (or any successor statute) as adopted and in force in the State of New York or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code (or any successor statute) of such state.

          Unrestricted Cash - the aggregate amount of collected funds of Borrowers on deposit at Bank on any date in a deposit account or securities account that is, in each case, subject to a control agreement in favor of Agent on terms acceptable to Agent and with respect to which there are no check-writing privileges.

          Upstream Payment - a payment or distribution of cash or other Property by a Person to its direct or indirect equity holders, whether in repayment of Debt, as a dividend or distribution on account of such Person's ownership of Equity Interests or otherwise.

          Value - with reference to the value of Eligible Inventory, value determined on the basis of the lower of cost or market of such Eligible Inventory, with the cost thereof (other than Inventory consisting of parts on the basis of average cost) calculated on a first-in, first-out basis determined in accordance with GAAP.

          Voting Power - with respect to any Person, the power ordinarily (without the occurrence of a contingency) to elect the members of the Board of Directors (or persons performing similar functions) of such Person.

          Voting Securities - Equity Interests of any class or classes of a corporation or other entity the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors or Persons performing similar functions.

          Accounting Terms. Unless otherwise specified herein, all terms of an accounting character used in the Agreement shall be interpreted, all accounting determinations under the Agreement shall be made, and all financial statements required to be delivered under the Agreement shall be prepared in accordance with GAAP, applied on a basis consistent with the most recent audited Consolidated financial statements of Borrowers and their Subsidiaries heretofore delivered to Agent and Lenders and using the same method for inventory valuation as used in such audited financial statements, except for any change required by GAAP. In the event of any change in GAAP that occurs after the date of the Agreement and that is material to Borrowers or PLC, the parties shall endeavor in good faith to negotiate conforming adjustments to the financial covenants set forth in the Agreement, or the components thereof, that are affected by such change, but, in the absence of agreement on such conforming changes, Borrowers and PLC shall report their financial condition based on GAAP as in effect immediately prior to the occurrence of such change.

          Other Terms. All other terms contained in the Agreement shall have, when the context so indicates, the meanings provided for by the UCC to the extent the same are used or defined therein.

          Certain Matters of Construction. The terms "herein," "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding." The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; to any agreement, instrument or other documents (including any of the Loan Documents) shall include any and all modifications and supplements thereto and any and all restatements, extensions or renewals thereof to the extent such modifications, supplements, restatements, extensions or renewals of any such documents are permitted by the terms thereof; to any Person shall mean and include the successors and permitted assigns of such Person; to "including" and "include" shall be understood to mean "including, without limitation" (and, for purposes of the Agreement and each other Loan Document, the parties agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned); or to the time of day shall mean the time of day on the day in question in Atlanta, Georgia, unless otherwise expressly provided in the Agreement. A Default or an Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the sooner to occur of (i) in the case of a Default, the date on which such Default is waived in writing by Agent and Lenders pursuant to the Agreement or is cured within any period of cure expressly provided in this Agreement; or (ii) in the case of an Event of Default, the date on which such Event of Default is waived in writing by Agent and Lenders pursuant to the Agreement or (except for Events of Default described in Sections 11.1.1, 11.1.7, 11.1.10 and 11.1.17 and Events of Default resulting from any intentional and knowing misrepresentation or from a breach of any of the covenants set forth in Sections 7.2.5 or 7.2.6) is remedied at Borrowers' expense prior to the earlier to occur of (i) Agent's acceleration of the maturity or demand for payment of the Loans or (ii) Agent's commencement of any judicial or non-judicial action to foreclose upon or enforce its Liens or otherwise collect any Collateral consisting of Receivables, Inventory, Chattel Paper or Payment Intangibles. All calculations of Value shall be in Dollars, all Loans shall be funded in Dollars and all Obligations shall be repaid in Dollars. Whenever the phrase "to the best of a Borrower's knowledge" or words of similar import relating to the knowledge or the awareness of a Borrower are used in the Agreement, such phrase shall mean and refer to the actual knowledge of a Senior Officer of either Borrower. Any Lien referred to in the Agreement or any of the other Loan Documents as having been created in favor of Agent, any agreement entered into by Agent pursuant to the Agreement or any of the other Loan Documents, any payment made by or to, or funds received by, Agent pursuant to or as contemplated by any of the Loan Documents, or any other act taken or omitted to be taken by Agent shall, unless otherwise expressly provided, be created, entered into, made or received, or taken or omitted for the benefit or account of the Agent and the Lenders.

[Remainder of page intentionally left blank; signatures begin on following page]

         IN WITNESS WHEREOF, this Appendix has been duly executed on July 1, 2003.

                                       BORROWERS:
                                       ---------

                                       DANKA OFFICE IMAGING COMPANY


                                       By:       /s/  Keith J. Nelsen
                                          -------------------------------------
                                          Name:  Keith J. Nelsen
                                          Title: Secretary and General Counsel


                                       DANKA HOLDING COMPANY


                                       By:        /s/  Keith J. Nelsen
                                          -------------------------------------
                                          Name:  Keith J. Nelsen
                                          Title: Secretary and General Counsel


                                       PLC:
                                       ---

                                       DANKA BUSINESS SYSTEMS PLC


                                       By:        /s/  Keith J. Nelsen
                                          -------------------------------------
                                          Name:  Keith J. Nelsen
                                          Title: General Counsel


                                       LENDERS:
                                       -------

                                       FLEET CAPITAL CORPORATION


                                       By: /s/ Stephen Y. McGehee
                                          -------------------------------------
                                       Title: Senior Vice President
                                             ----------------------------------

                                       AGENT:
                                       -----

                                       FLEET CAPITAL CORPORATION,
                                       as Agent


                                       By: /s/ Stephen Y. McGehee
                                          -------------------------------------
                                       Title: Senior Vice President
                                             ----------------------------------

                                    EXHIBIT A
                                    ---------

                              FORM OF REVOLVER NOTE
                                                               ___________, 2003
U.S. $__________.__

     FOR VALUE RECEIVED, the undersigned, Danka Office Imaging Company, a Delaware corporation ("DOIC") and Danka Holding Company, a Delaware corporation ("Holding") (DOIC and Holding being referred to collectively herein as "Borrowers," and individually as a "Borrower"), hereby unconditionally, and jointly and severally, promise to pay to the order of______________________________ (herein, together with any of its successors and permitted assigns, called the "Holder") the principal sum of $_______________ or such lesser sum as may constitute Holder's Pro Rata share of the outstanding principal amount of all Revolver Loans pursuant to the terms of the Loan Agreement (as defined below) on the date on which such outstanding principal amounts become due and payable pursuant to Section 4.2 of the Loan Agreement, in strict accordance with the terms thereof. Borrowers likewise unconditionally, and jointly and severally, promise to pay to Holder interest from and after the date hereof on Holder's Pro Rata share of the outstanding principal amount of Revolver Loans at such interest rates, payable at such times, and computed in such manner as are specified in Section 2.1 of the Loan Agreement, in strict accordance with the terms thereof.

     This Revolver Note ("Note") is issued pursuant to, and is one of the "Revolver Notes" referred to in, the Loan and Security Agreement dated July ___, 2003 (as the same may be amended from time to time, the "Loan Agreement"), among Borrowers, Fleet Capital Corporation, as collateral and administrative agent (in such capacity, "Agent") for itself and the financial institutions from time to time parties thereto as lenders ("Lenders"), and such Lenders, and Holder is and shall be entitled to all benefits thereof and of all Loan Documents executed and delivered in connection therewith. This Note is subject to certain restrictions on transfer or assignment as provided in the Loan Agreement. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement.

     The repayment of the principal balance of this Note is subject to the provisions of Section 4.2 of the Loan Agreement. The entire unpaid principal balance and all accrued interest on this Note shall be due and payable immediately upon the termination of the Commitments as set forth in Section 5.2 of the Loan Agreement.

     All payments of principal and interest shall be made in Dollars in immediately available funds as specified in the Loan Agreement.

     Upon or after the occurrence of an Event of Default and for so long as such Event of Default exists, the principal balance and all accrued interest of this Note may be declared (or shall become) due and payable in the manner and with the effect provided in the Loan Agreement, and the unpaid principal balance hereof shall bear interest at the Default Rate as and when provided in Section
2.1.5 of the Loan Agreement. Borrowers jointly and severally agree to pay, and save Holder harmless against, any liability for the payment of, all costs and expenses, including, but not limited to, reasonable attorneys' fees, if this
Note is collected by or through an attorney-at-law.

     All principal amounts of Revolver Loans made by Holder to Borrowers pursuant to the Loan Agreement, and all accrued and unpaid interest thereon, shall be deemed outstanding under this Note and shall continue to be owing by Borrowers until paid in accordance with the terms of this Note and the Loan Agreement.

     In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto; and, in the event of any such payment inadvertently paid by Borrowers or inadvertently received by Holder, such excess sum shall be, at Borrowers' option, returned to Borrowers forthwith or credited as a payment of principal, but shall not be applied to the payment of interest. It is the intent hereof that Borrowers not pay or contract to pay, and that Holder not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrowers under Applicable Law.

     Time is of the essence of this Note. To the fullest extent permitted by Applicable Law, each Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

     Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Note shall be prohibited or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Holder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Holder of any right or remedy preclude any other right or remedy. Holder, at its option, may enforce its rights against any Collateral securing this Note without Agent or Holder enforcing its rights against either Borrower, any Guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to either Borrower. Each Borrower agrees that, without releasing or impairing either Borrower's liability hereunder, Holder or Agent may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

     The rights of Holder and obligations of Borrowers hereunder shall be construed in accordance with and governed by the laws (without giving effect to the conflict of law principles thereof) of the State of New York.

     IN WITNESS WHEREOF, Borrowers have caused this Note to be executed and delivered by its duly authorized officers on the date first above written.

                                       BORROWERS:
                                       ---------

                                       DANKA OFFICE IMAGING COMPANY


                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------


                                       DANKA HOLDING COMPANY


                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------

                                    EXHIBIT C
                                    ---------

                    Form of Notice of Conversion/Continuation
                    -----------------------------------------

                           Date ______________,______


Fleet Capital Corporation, as Agent
300 Galleria Parkway
Suite 800
Atlanta, Georgia  30339
Attention: Loan Administration Officer
---------

     Re: Loan and Security Agreement dated July ___, 2003, by and among Danka Office Imaging Company, Danka Holding Company, Danka Business Systems PLC, Fleet Capital Corporation, as collateral and administrative agent for certain Lenders from time to time parties thereto, and such Lenders (as at any time amended, the "Loan Agreement")

Gentlemen:

     This Notice of Conversion/Continuation is delivered to you pursuant to
Section 2.1.2 of the Loan Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Loan Agreement. Borrowers hereby give notice of its request as follows:

Check as applicable:

     A conversion of Loans from one Type to another, as follows:

          (i) The requested date of the proposed conversion is ______________, 20__ (the "Conversion Date");

          (ii) The Type of Loans to be converted pursuant hereto are presently __________________ [select either LIBOR Loans or Base Rate Loans] in the principal amount of $_____________ outstanding as of the Conversion Date;

          (iii) The portion of the aforesaid Loans to be converted on the Conversion Date is $_____________ (the "Conversion Amount");

          (iv) The Conversion Amount is to be converted into a ____________ [select either a LIBOR Loan or a Base Rate Loan] (the "Converted Loan") on the Conversion Date.

          (v) [In the event a Borrower selects a LIBOR Loan:] Borrowers hereby request that the Interest Period for such Converted Loan be for a duration of _____ [insert length of Interest Period].

     A continuation of LIBOR Loans for new Interest Period, as follows:

          (i) The requested date of the proposed continuation is _______________, 20__ (the "Continuation Date");

          (ii) The aggregate amount of the LIBOR Loans subject to such continuation is $_________________;

          (iii) The duration of the selected Interest Period for the LIBOR Loans which are the subject of such continuation is: _____________ [select duration of applicable Interest Period];

     Each Borrower hereby ratifies and reaffirms all of its liabilities and obligations under the Loan Documents and certifies that no Default or Event of Default exists on the date hereof.

     Borrowers have caused this Notice of Conversion/Continuation to be executed and delivered by their duly authorized representative, this _______ day of ______________, 20__.


                                       DANKA OFFICE IMAGING COMPANY


                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------

                                    EXHIBIT D
                                    ---------

                           Form of Notice of Borrowing
                           ---------------------------

                            Date ______________, 20__

Fleet Capital Corporation, as Agent
300 Galleria Parkway
Suite 800
Atlanta, Georgia  30339
Attention: Loan Administration Officer
---------

     Re: Loan and Security Agreement dated July ___, 2003, by and among Danka Office Imaging Company, Danka Holding Company, Danka Business Systems PLC, Fleet Capital Corporation, as collateral and administrative agent for certain Lenders from time to time parties thereto, and such Lenders (as at any time amended, the "Loan Agreement")

Gentlemen:

     This Notice of Borrowing is delivered to you pursuant to Section 3.1.1 of the Loan Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Loan Agreement. DOIC, on behalf of all of the Borrowers, hereby requests a Revolver Loan in the aggregate principal amount of $______________, to be made on _____________, _____, and to consist of:

     Check as applicable:  [ ] Base Rate Loans in the aggregate principal amount
of $_____________[ ] LIBOR  Loans  in  the  aggregate   principal amount  of
                        $___________,   with   Interest Periods as follows:

                               (i) As to $_____________, an Interest Period of ______ month(s);

                               (ii) As to $_____________, an Interest Period of ______ months;

                               (iii) As to $_____________, an Interest Period of ______ months.

     DOIC, on behalf of all of the Borrowers, hereby ratifies and reaffirms all of its liabilities and obligations under the Loan Documents and hereby certifies that no Default or Event of Default exists on the date hereof.

     Borrowers Agent has caused this Notice of Borrowing to be executed and delivered by its duly authorized representative, this ______ day of _____________, 20__.

                                       DANKA OFFICE IMAGING COMPANY


                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------

                                    EXHIBIT E
                                    ---------
                             COMPLIANCE CERTIFICATE

                            [Letterhead of Borrower]

                            __________________, 20__

Fleet Capital Corporation, as Agent
300 Galleria Parkway, N.W.
Suite 800
Atlanta, Georgia  30339

     The undersigned, the chief financial officer of Danka Office Imaging Company ("DOIC"), gives this certificate to Fleet Capital Corporation ("Agent") in accordance with the requirements of Section 9.1.3 of that certain Loan and Security Agreement dated July ___, 2003, among DOIC, Danka Holding Company, Danka Business Systems PLC, Agent and the Lenders referenced therein ("Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

          1. Based upon my review of the balance sheets and statements of income of Borrowers and their Subsidiaries for the [Fiscal Year] [quarterly period] ending __________________, 20__, copies of which are attached hereto, I hereby certify that Capital Expenditures during the period and for the Fiscal Year to date total $_________ for Borrowers;

          2.  No Default exists on the date hereof, other than:
     ___________________________________________________________________ [if
     none, so state]; and

          3. No Event of Default exists on the date hereof, other than _______________________________________________________________ [if none, so state].

          4. As of the date hereof, to the extent not Properly Contested, each Borrower is current in its payment of all accrued rent and other charges to Persons who own or lease any premises where any of the Collateral is located, and there are no pending disputes or claims regarding either Borrower's failure to pay or delay in payment of any such rent or other charges.

          5. Attached hereto is a schedule showing the calculations that support Borrowers' compliance [non-compliance] with the financial covenants, as shown above.

                                       Very truly yours,


                                       DANKA OFFICE IMAGING COMPANY


                                       ----------------------------------------
                                               Chief Financial Officer

                                    EXHIBIT F
                                    ---------

                           OPINION LETTER REQUIREMENTS



     With respect to each Obligor, the opinion letters of such Obligor's counsel to Agent should address the following in a manner satisfactory to Agent:

1. Such Obligor's due organization, valid existence and good standing in its jurisdiction of organization.

2. As to each U.S. domestic Obligor, its due qualification to do business as a foreign entity in each U.S. jurisdiction in which such qualification is necessary.

3. Entity name of such Obligor as reflected in the records of the Secretary of State or other appropriate office in its jurisdiction of organization.

4. Such Obligor's power to execute, deliver and perform the Loan Documents to which it is a party.

5. Such Obligor's due authorization to execute, deliver and perform the Loan Documents to which it is a party, and its due execution and delivery thereof.

6. Such Obligor's execution, delivery and performance of the Loan Documents to which it is a party do not (a) violate its Organization Documents, (b) cause a breach or default by such Obligor under any Material Contract to which it is a party or by which it or its assets is bound, (c) violate any law, regulation, judgment or order applicable to it, or (d) result in or require a Lien or other encumbrance other than in favor of Agent.

7.   The number of issued and outstanding equity interests in such Obligor.

8. The Loan Documents as legal, valid and binding obligations, enforceable against such Obligor in accordance with their respective terms, subject to standard bankruptcy and other creditors' rights and equity exceptions.

9. Counsel's lack of knowledge of pending or threatened litigation or other proceedings involving any Obligor, except as disclosed in the Loan Agreement.

10. Absence of any registration, filing, consent or approval requirement of a Governmental Authority in connection with the execution, delivery and performance of the Loan Documents by such Obligor.

11. Non-violation by the Loan Documents of any Applicable Law relating to interest or usury.

12. Creation in favor of Agent of a duly perfected security interest in the Collateral in which such Obligor grants a security interest to Agent, as in the Loan Agreement and the Security Documents and, with respect to the sale of the Purchased Receivables by Danka Office Imaging Company ("DOIC") to Purchaser, Agent's security interest in the Purchased Receivables, as granted to it by DOIC, will survive the sale and assignment of the Purchased Receivables to Purchaser and the security interest granted by Purchaser to Agent will be duly perfected security interest in the Purchased Receivables.

13. Agent's ability to realize upon the Collateral in accordance with the Loan Documents under New York law and, (in the case of each Obligor that is organized in, or whose principal office or place of business is located in Florida), under Florida law.

14. Due payment of all applicable taxes and fees required to be paid in connection with the loans, the Loan Documents, UCC-1 financing statements, stock pledges and other Security Documents.

15. Absence of violation of Section 7 of the Securities Exchange Act of 1934, as amended, any regulations issued pursuant thereto, or Regulations T, U and X of the Board of Governors of the Federal Reserve System, by the transactions contemplated by the Loan Documents.

16. Absence of any requirement under the laws of the jurisdiction of organization of such Obligor and the jurisdiction(s) in which the principal office(s) of such Obligor are located for Agent or Lenders to qualify under the laws of such jurisdiction to enter into or enforce the provisions of the Loan Documents.

17. Such Obligor is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, or a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate," of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utilities Holding Company Act of 1935.

18. The Obligations constitute "Permitted Debt" and the Liens of Agent constitute "Permitted Liens" under (and as defined in) the New Notes Indenture and the Existing Subordinated Notes Indenture.

                                   EXHIBIT G
                                   ---------

                       FORM OF ASSIGNMENT AND ACCEPTANCE
                       ---------------------------------

Dated as of ______, 20__


     Reference is made to the Loan and Security Agreement dated July ___, 2003 (at any time amended, the "Loan Agreement"), among DANKA OFFICE IMAGING COMPANY ("DOIC"), DANKA HOLDING COMPANY ("Holding") (DOIC and Holding being referred to collectively as "Borrowers," and individually as a "Borrower"), DANKA BUSINESS SYSTEMS PLC, a public limited company organized under the laws of England and Wales, FLEET CAPITAL CORPORATION, in its capacity as collateral and administrative agent ("Agent") for the financial institutions from time to time party to the Loan Agreement ("Lenders"), and such Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

     ______________________________________ (the "Assignor") and
______________________________________ (the "Assignee") agree as follows:

     1. Assignor hereby assigns to Assignee and Assignee hereby purchases and assumes from Assignor (i) a principal amount of $________ of the outstanding Revolver Loans held by Assignor [and $___________ of participations of Assignor in LC Outstandings] (which amount[s], according to the records of Agent, represent[s] _______% of the total principal amount of outstanding Revolver Loans [and LC Outstandings]) and (ii) a principal amount of $__________ of Assignor's Revolver Commitment (which amount includes Assignor's outstanding Revolver Loans being assigned to Assignee pursuant to clause (i) above and which, according to the records of Agent, represents (____%) of the total Revolver Commitments of Lenders under the Loan Agreement) (the "Assigned Interest"), together with an interest in the Loan Documents corresponding to the Assigned Interest. This Agreement shall be effective from the date (the "Assignment Effective Date") on which Assignor receives both (x) the principal amount of the Assigned Interest in the Loans on the Assignment Effective Date, if any, and (y) a copy of this Agreement duly executed by Assignee, Agent and, to the extent required under the Loan Agreement, Borrowers. From and after the Assignment Effective Date, Assignee hereby expressly assumes, and undertakes to perform, all of Assignor's obligations in respect of Assignor's Commitments to the extent, and only to the extent, of Assignee's Assigned Interest, and all principal, interest, fees and other amounts which would otherwise be payable to or for Assignor's account in respect of the Assigned Interest shall be payable to or for Assignee's account, to the extent such amounts have accrued subsequent to the Assignment Effective Date.

     2. Assignor (i) represents that as of the date hereof, the aggregate of its Commitments under the Loan Agreement (without giving effect to assignments thereof, which have not yet become effective) is $__________, and the outstanding balance of its Loans [and participations in LC Outstandings] (unreduced by any assignments thereof, which have not yet become effective) is $__________; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto, other than that Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; [and] (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers, the performance or observance by Borrowers of any of their obligations under the Loan Agreement or any of the Loan Documents[; and
(iv) attaches the Notes held by it and requests that Agent exchange such Notes for new Notes payable to Assignee and the Assignor in the principal amounts set forth on Schedule A hereto].

     3. Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Section 9.1.3 thereof, and copies of such other Loan Documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it shall, independently and without reliance upon the Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iv) confirms that it is eligible to become an Assignee; (v) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to Agent by the terms thereof, together with such powers as are incidental thereto;
(vi) agrees that it will strictly observe and perform all the obligations that are required to be performed by it as a "Lender" under the terms of the Loan Agreement and the other Loan Documents; and (vii) agrees that it will keep confidential all information with respect to Borrowers furnished to it by Borrowers or the Assignor to the extent provided in the Loan Agreement.

     4. Assignor acknowledges and agrees that it will not sell or otherwise dispose of the Assigned Interest or any portion thereof, or grant any participation therein, in a manner which, or take any action in connection therewith which, would violate the terms of any of the Loan Documents.

     5. This Agreement and all rights and obligations shall be interpreted in accordance with and governed by the laws of the State of New York. If any provision hereof would be invalid under Applicable Law, then such provision shall be deemed to be modified to the extent necessary to render it valid while most nearly preserving its original intent; no provision hereof shall be affected by another provision's being held invalid.

     6. Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by telecopy or facsimile transmission or by first-class mail, shall be deemed given when sent and shall be sent as follows:

         (a) If to Assignee, to the following address (or to such other address as Assignee may designate from time to time):

              --------------------------
              --------------------------
              --------------------------

         (b) If to Assignor, to the following address (or to such other address as Assignor may designate from time to time):
              --------------------------
              --------------------------
              --------------------------
              --------------------------

     Payments hereunder shall be made by wire transfer of immediately available Dollars as follows:

     If to Assignee, to the following account (or to such other account as Assignee may designate from time to time):

               --------------------------
               ABA No.
                      -------------------
               Account No:
                          ---------------
               Reference:
                         ----------------

     If to Assignor, to the following account (or to such other account as Assignor may designate from time to time):

               --------------------------
               --------------------------
               --------------------------
               ABA No.
                      -------------------
               For Account No:
                              -----------
               Reference:
                         ----------------

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed and delivered by their respective duly authorized officers, as of the date first above written.

                                       --------------------------------
                                       ("Assignor")


                                       By:
                                          -----------------------------
                                       Title:
                                             --------------------------


                                       --------------------------------
                                       ("Assignee")


                                       By:
                                          -----------------------------
                                       Title:
                                             --------------------------
Acknowledged and agreed to:

FLEET CAPITAL CORPORATION, as Agent


By:
   ---------------------------
Title:
      ------------------------

[BORROWER AGENT]


By:
   ---------------------------
Title:
      ------------------------

SCHEDULE A TO ASSIGNMENT AND ACCEPTANCE
---------------------------------------

                                    EXHIBIT H
                                    ---------

                                 FORM OF NOTICE
                                 --------------

     Reference is made to (i) the Loan and Security Agreement dated July ___, 2003 (as at any time amended, the "Loan Agreement") among DANKA OFFICE IMAGING COMPANY ("DOIC"), DANKA HOLDING COMPANY ("Holding") (DOIC and Holding being referred to collectively as "Borrowers," and individually as a "Borrower"), DANKA BUSINESS SYSTEMS PLC, FLEET CAPITAL CORPORATION in its capacity as collateral and administrative agent (in such capacity, the "Agent") for the financial institutions from time to time party to the Loan Agreement ("Lenders"), and such Lenders, and (ii) the Assignment and Acceptance dated as of ____________, 20__ (the "Assignment Agreement") between __________________
(the "Assignor") and ____________________ (the "Assignee"). Except as otherwise defined herein, capitalized terms used herein which are defined in the Loan Agreement are used herein with the respective meanings specified therein.

     The Assignor hereby notifies Borrowers and Agent of Assignor's intent to assign to Assignee pursuant to the Assignment Agreement a principal amount of
(i) $________ of the outstanding Revolver Loans [and participations in LC Outstandings] held by Assignor, (ii) $___________ of Assignor's Revolver Commitment (which amount includes the Assignor's outstanding Revolver Loans being assigned to Assignee pursuant to clause (i) above), together with an interest in the Loan Documents corresponding to the interest in the Loans and Commitment[s] so assigned. Pursuant to the Assignment Agreement, Assignee has expressly assumed all of Assignor's obligations under the Loan Agreement to the extent of the Assigned Interest (as defined in the Assignment Agreement).

     For purposes of the Loan Agreement, Agent shall deem Assignor's share of the Revolver Commitment to be reduced by $_________, and Assignee's share of the Revolver Commitment to be increased by $_________.

     The address of the Assignee to which notices, information and payments are to be sent under the terms of the Loan Agreement is:

                           -------------------------------
                           -------------------------------
                           -------------------------------
                           -------------------------------

     Assignee's LIBOR Lending Office address is as follows:

                           -------------------------------
                           -------------------------------
                           -------------------------------
                           -------------------------------


     This Notice is being delivered to Borrowers and Agent pursuant to Section
13.3 of the Loan Agreement. Please acknowledge your receipt of this Notice by executing and returning to Assignee and Assignor a copy of this Notice.

     IN WITNESS WHEREOF, the undersigned have caused the execution of this Notice, as of _________________, 20__.

                                       ---------------------------------
                                       ("Assignor")


                                       By:
                                          ------------------------------
                                       Title:
                                             ---------------------------

                                       ---------------------------------
                                       ("Assignee")


                                       By:
                                          ------------------------------

                                       Title:
                                             ---------------------------

ACKNOWLEDGED AND AGREED TO
AS OF THE DATE SET FORTH ABOVE:

BORROWERS:*
---------

---------------------------------------

By:
   -------------------------
   Title:
         -------------------


---------------------------------------

By:
   -------------------------
   Title:
         -------------------


---------------------------------------

By:
   -------------------------
   Title:
         -------------------


* No signature required by either Borrower when an Event of Default exists.


FLEET CAPITAL CORPORATION,
as Agent

By:
   -------------------------
   Title:
         -------------------

                                    EXHIBIT I
                                    ---------

                      LETTER OF CREDIT PROCUREMENT REQUEST


Fleet Capital Corporation, as Agent
Suite 800
300 Galleria Parkway
Atlanta, Georgia 30339
Attention:
           ----------


     This Letter of Credit Procurement Request is delivered to you pursuant to the Loan and Security Agreement, dated _________, 2003, among Danka Office Imaging Company ("DOIC"), Danka Holding Company ("Holding") (DOIC and Holding being hereinafter referred to collectively as "Borrowers" and individually as a "Borrower"), Danka Business Systems PLC ("PLC"), various financial institutions as are, or may become, parties thereto (collectively, the "Lenders"), Fleet Capital Corporation as collateral and administrative agent (in such capacity, the "Agent") (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement"). Unless otherwise defined herein, terms used herein have the meanings assigned to them in the Loan Agreement.

     Borrowers hereby request Fleet to provide an LC Support to induce Bank to issue a Letter of Credit, as follows:

     (1)  Borrower's/Account Party's Name
                                                           ---------------------
     (2)  Amount of Letter of Credit:               Euros/$
                                                           ---------------------
     (3)  Issuance Date:
                                                           ---------------------
     (4)  Beneficiary's Name:
                                                           ---------------------
     (5)  Beneficiary's Address:
                                                           ---------------------

                                                           ---------------------

                                                           ---------------------

                                                           ---------------------
     (6)  Expiry Date:
                                                           ---------------------
     (7)  Draw Conditions:
                                                           ---------------------

                                                           ---------------------

                                                           ---------------------

                                                           ---------------------

                                                           ---------------------

                                                           ---------------------
     (8)  Single draw 9 or Multiple draw 9[ ]

     (9)  Purpose of Letter of Credit:
                                                           ---------------------

                                                           ---------------------

                                                           ---------------------

                                                           ---------------------

                                                           ---------------------

     Attached hereto is the Bank's form of LC Application, completed with the details of the Letter of Credit requested herein.

     DOIC hereby certifies that each of the LC Conditions is now, and will on the date of issuance of the Letter of Credit, be satisfied in all respects and that no Default or Event of Default exists. DOIC hereby ratifies and reaffirms all of the Loan Documents and Obligations arising thereunder.

     IN WITNESS WHEREOF, DOIC has caused this Letter of Credit Procurement Request to be executed and delivered by its duly authorized officer, this ___ day of _________________, 20__.

                                       DANKA OFFICE IMAGING COMPANY

                                       By:
                                          --------------------------------
                                          Name:
                                               ---------------------------
                                          Title:
                                                --------------------------

                                   SCHEDULE 1

                                   GUARANTORS

         Danka Business Systems PLC
         Dankalux S.a r.l.
         American Business Credit Corporation
         Danka Management II Company, Inc.
         Herman Enterprises, Inc. of South Florida
         D.I. Investment Management, Inc.
         Quality Business, Inc.
         Danka Management Company, Inc.
         Corporate Consulting Group, Inc.
         Danka Imaging Distribution, Inc.
         Danka Australia Pty Limited
         Danka Australasia Pty Limited
         Danka Tower Pty Ltd
         Danka Distributors Pty Ltd
         Danka Datakey Pty Ltd
         Datakey Alcatel Pty. Ltd.
         Danka Systems Pty Limited
         Danka Business Finance Ltd.
         Danka Canada Inc.
         Kalmara Inc.
         Danka UK PLC
         Danka Services International Ltd.

                                 SCHEDULE 7.1.1

                               BUSINESS LOCATIONS


1.   Borrowers currently have the following business locations, and no others:

     Chief Executive Office:

     Other Locations:

2. Borrowers maintain their books and records relating to Accounts and General Intangibles at:

3. Borrowers have had no office, place of business or agent for process located in any county other than as set forth above, except:

4. Each Subsidiary currently has the following business locations, and no others:

     Chief Executive Office:

     Other Locations:

5. Each Subsidiary maintains its books and records relating to Accounts and General Intangibles at:

6. Each Subsidiary has had no office, place of business or agent for process located in any county other than as set forth above, except:

7. The following bailees, warehouseman, similar parties and consignees hold inventory of a Borrower or one of its Subsidiaries:

================================================================================
       Name and           Nature of          Amount of           Owner of
  Address of Party      Relationship         Inventory          Inventory
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                 SCHEDULE 7.1.2

                                    INSURANCE


================================================================================
    Name of Carrier     Policy No.      Scope of Insurance   Amount of Insurance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                 SCHEDULE 8.1.1

                        JURISDICTIONS IN WHICH BORROWERS
                               AND EACH SUBSIDIARY
                          ARE AUTHORIZED TO DO BUSINESS


    Name of Entity                                          Jurisdictions
    --------------                                          -------------

                                 SCHEDULE 8.1.4


                                CAPITAL STRUCTURE

1. The classes and number of authorized shares of Borrowers and each Subsidiary and the record owner of such Equity Interests are as follows:

Borrowers:
---------

================================================================================
                                                              Number of Equity
 Class of Equity    Number of Equity Interests    Record    Interests Authorized
    Interests         Issued and Outstanding      Owners        but Unissued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

Subsidiaries:
------------

================================================================================
                                                              Number of Equity
 Class of Equity    Number of Equity Interests    Record    Interests Authorized
    Interests         Issued and Outstanding      Owners        but Unissued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

2. The number, nature and holder of all other outstanding Securities of Borrowers and each of their Subsidiaries are as follows:


3. The correct name and jurisdiction of incorporation of each of the Subsidiaries of Borrowers and the percentage of its issued and outstanding Equity Interests owned by a Borrower are as follows:


================================================================================
                                                Percentage of Equity Interests
    Name       Jurisdiction of Incorporation          Owned by Borrower
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

4. The name of each of each Borrower's corporate or joint venture Affiliates and the nature of the affiliation are as follows:

                                 SCHEDULE 8.1.5

                                 CORPORATE NAMES


1. Each Borrower's correct corporate name, as registered with the Secretary of State of the State of its state of incorporation, is:

             Borrower                                    State
             --------                                    -----

2.   In the conduct of its business, Borrowers have used the following names:


3. Each Subsidiaries' correct corporate name, as registered with the Secretary of State of the State of its incorporation, is:


4. In the conduct of its business, each Subsidiary has used the following names:

                                SCHEDULE 8.1.13

            TAX IDENTIFICATION NUMBERS OF BORROWERS AND SUBSIDIARIES


Borrowers' Tax ID Numbers are as follows:

         Name of Borrower                                Tax ID Number
         ----------------                                -------------


         Name of Subsidiary                              Tax ID Number
         ------------------                              -------------

                                SCHEDULE 8.1.15

                  PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES


1.   Borrowers' and their Subsidiaries' patents:

================================================================================
                              Status in    Federal Registration   Registration
      Patent     Owner      Patent Office         Number              Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

2.   Borrowers' and their Subsidiaries' trademarks:


================================================================================
                              Status in     Federal Registration   Registration
   Trademark     Owner     Trademark Office         Number              Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

3.   Borrowers' and their Subsidiaries' copyrights:


================================================================================
                              Status in     Federal Registration   Registration
  Copyrights     Owner    Copyrights Office         Number              Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

4. Borrowers' and their subsidiaries' licenses (other than routine business licenses, authorizing them to transact business in local jurisdictions):

================================================================================
   Name of License     Nature of License     Licensor         Term of License
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                 SCHEDULE 8.1.18

              CONTRACTS RESTRICTING BORROWERS' RIGHT TO INCUR DEBTS


     Contracts that restrict the right of a Borrower to incur Debt:

================================================================================
 Title of Contract  Identity of Parties  Nature of Restriction  Term of Contract
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                 SCHEDULE 8.1.19

                                   LITIGATION


1. Actions, suits, proceedings and investigations pending against Borrowers or any of their Subsidiaries:

================================================================================
  Title of Action    Nature of Action    Complaining Parties    Jurisdiction or
                                                                    Tribunal
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


2. The only threatened actions, suits, proceedings or investigations of which either Borrower or any Subsidiary is aware are as follows:

                                 SCHEDULE 8.1.21

                        CAPITALIZED AND OPERATING LEASES


Borrowers and their Subsidiaries have the following capitalized leases:

================================================================================
    Lessee           Lessor          Term of Lease         Property Covered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

Borrowers and their Subsidiaries have the following operating leases:


================================================================================
    Lessee           Lessor          Term of Lease         Property Covered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                 SCHEDULE 8.1.22

                                  PENSION PLANS

Borrowers and their Subsidiaries have the following Plans:

================================================================================
                  Party                                 Type of Plan
--------------------------------------------------------------------------------
Borrower
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Subsidiaries]
--------------------------------------------------------------------------------

================================================================================

                                 SCHEDULE 8.1.24

              COLLECTIVE BARGAINING AGREEMENTS; LABOR CONTROVERSIES


1. Borrowers and their Subsidiaries are parties to the following collective bargaining agreements:

================================================================================
      Type of Agreement             Parties                Term of Agreement
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

2. Material grievances, disputes of controversies with employees are as follows:

================================================================================
        Parties Involved         Nature of Grievance, Dispute or Controversy
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

3. Threatened strikes, work stoppages and asserted pending demands for collective bargaining are as follows:

================================================================================
        Parties Involved                   Nature of Matter
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                 SCHEDULE 9.2.5

                                 PERMITTED LIENS

================================================================================
        Secured Party                                Nature of Lien
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================